As filed with the Securities and Exchange Commission on April 21, 2014.

Registration Nos. 333-91098 and 811-21127

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 17	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 36	☒

MERRILL LYNCH LIFE VARIABLE

ANNUITY SEPARATE ACCOUNT D

(Exact Name of Registrant)

TRANSAMERICA ADVISORS

LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road, NE

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(800) 346-3677

Name and Address of Agent for Service:

Darin D. Smith
4333 Edgewood Road, NE
Cedar Rapids, IA 52499-0001

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2014 pursuant to paragraph (b) of Rule 485

(date)

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

(date)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under flexible premium individual deferred variable annuity contracts.

Prospectus

May 1, 2014

Merrill Lynch Life Variable Annuity Separate Account D (the “Separate Account”)

Flexible Premium Individual Deferred Variable Annuity Contract (the “Contract”)

issued by

Transamerica Advisors Life Insurance Company

Home Office: 425 West Capital Avenue Suite 1800, Little Rock Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

offered through

Transamerica Capital, Inc.

This Prospectus gives you information you need to know before you invest. Keep it for future reference. Address all communications concerning the Contract to our Service Center at the address above.

The variable annuity contract described here must be issued as an IRA Contract or purchased through an established IRA or Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated. If this Contract is not issued or purchased as such, the taxes on gains will not be deferred. The Contract provides a variety of investment features and options for income protection later in life. We no longer offer the Contract for sale to new purchasers.

The Contract itself does not provide the tax advantages typically provided by a variable annuity. The tax advantages available with this Contract exist solely through the IRA, IRA Account, or Roth IRA Account. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including the annuity income and death benefits), before you purchase the Contract in a tax-qualified plan.

It is important that you understand how the Contract works, and its benefits, costs, and risks. First, some basics.

What is an annuity?

An annuity provides for the systematic liquidation of a sum of money at the annuity date through a variety of annuity options. Each annuity option has different protection features intended to cover different kinds of income needs. Many of these annuity options provide income streams that can’t be outlived.

What is a variable annuity?

A variable annuity bases its benefits on the performance of underlying investments. These investments may typically include stocks, bonds, and money market instruments. The annuity described here is a variable annuity.

What are the risks in owning a variable annuity?

A variable annuity does not guarantee the performance of the underlying investments. The performance can go up or down. It can even decrease the value of money you’ve put in. You bear all of this risk. You could lose all or part of the money you’ve put in.

How does this annuity work?

The subaccounts available under this contract invest in underlying funds (“Funds”) of the Portfolio companies listed below:

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Sector Funds (Invesco Sector Funds)

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

Allianz Funds

American Century Capital Portfolios, Inc.

BlackRock Basic Value Fund, Inc.

BlackRock Bond Fund, Inc.

BlackRock Capital Appreciation Fund, Inc.

BlackRock Funds II

BlackRock Funds III

BlackRock Global Allocation Fund, Inc.

BlackRock Value Opportunities Fund, Inc.

Columbia Funds Series Trust II

Davis New York Venture Fund, Inc.

Fidelity Advisor Funds

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Mid Cap Stock Fund, Inc.

MFS Series Trust I

MFS Series Trust II

MFS Series Trust IV

Oppenheimer Global Fund

Oppenheimer Main Street Funds®, Inc.

Oppenheimer Quest for Value Funds

PIMCO Funds

The Putnam Fund for Growth and Income

Putnam International Equity Fund

Putnam Voyager Fund

Ready Assets Prime Money Fund

Templeton Funds

Templeton Growth Fund, Inc.

Transamerica Funds

For a complete list of the available subaccounts, please refer to “Appendix A – Portfolios Associated with the Subaccounts”. More detailed information concerning the Funds available through this Contract and their investment objectives, strategies, policies, risks, and expenses is contained in each Fund’s prospectus. Each year while you own the Contract, we will send you the current Fund prospectuses or summary prospectuses. You may also obtain a prospectus for any of the Funds by contacting our Service Center. In addition, if you receive a summary prospectus for a Fund, you may obtain a full statutory prospectus by referring to the contact information for the Fund company on the cover page of the summary prospectus. Please read the current prospectus or summary prospectus for each of the Funds carefully before investing and retain them for future reference.

The Funds available under this Contract are also available for direct purchase by the general public outside of an annuity or life insurance contract. If you purchase shares of these Funds directly from a broker-dealer or mutual fund company, you won’t pay Contract or separate account charges, but you also won’t have annuity options or death benefit features. Because of these additional Contract and separate account charges, which affect contract values and subaccount returns, you should refer only to information regarding the Funds available through the Company, rather than to information that may be available through alternate sources.

The value of your Contract at any point in time up to the annuity date is called your contract value. Before the annuity date, you are generally free to direct your contract value among the subaccounts as you wish. You may also withdraw all or part of your contract value. If you die before the annuity date, we pay a death benefit to your beneficiary.

We’ve designed this annuity as a long-term investment. If you withdraw money from the annuity too soon, you may incur substantial charges. In addition, any money you take out of the Contract (for Contracts held in an IRA Account or a Roth IRA Account, out of the Account) to the extent of gain is subject to tax, and if taken before age 59 1/2 may also be subject to a 10% Federal penalty tax. For these reasons, you need to consider your current and short-term income needs carefully before you decide to buy the Contract.

What does this annuity cost?

We may impose a number of charges, including a surrender (sales) charge and an asset-based insurance charge. We provide more details on these charges, as well as a description of all other charges, later in the Prospectus.

This Prospectus contains information about the Contract and the Separate Account that you should know before you invest. A Statement of Additional Information contains more information about the Contract and the Separate Account. We have filed the Statement of Additional Information, dated May 1, 2014, with the Securities and Exchange Commission. We incorporate this Statement of Additional Information by reference. If you want to obtain this Statement of Additional Information, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. There is no charge to obtain it. The Table of Contents for this Statement of Additional Information is found at the end of this Prospectus.

The Securities and Exchange Commission (“SEC”) maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

The Securities and Exchange Commission has not approved these Contracts or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Although this Prospectus was primarily designed for potential purchasers of the Contract, you are receiving this Prospectus as a current contract owner. As a current contract owner, you should note that the options, features, and charges of the Contract may vary over time, may vary depending on your state and generally, you may not change your Contract or its features as issued. For more information about the particular options, features, and charges applicable to you, please contact your Financial Advisor, refer to your Contract, and/or note Contract variations referenced throughout this Prospectus. Currently, this Contract is not available for purchase.

DEFINITIONS

accumulation unit: A unit of measure used to compute the value of your interest in a subaccount prior to the annuity date.

annuitant: Annuity payments may depend upon the continuation of a person’s life. That person is called the annuitant.

annuity date: The date on which annuity payments begin. The annuity date must occur by the older annuitant’s 95th birthday.

attained age: The age of a person on the contract date plus the number of full contract years since the contract date.

beneficiary(s): The person(s) designated by you to receive payment upon the death of an owner prior to the annuity date.

contract anniversary: The yearly anniversary of the contract date.

contract date: The effective date of the Contract. This is usually the business day we receive your initial premium at our Service Center.

contract value: The value of your interest in the Separate Account.

contract year: The period from the contract date to the first contract anniversary, and thereafter, the period from one contract anniversary to the next contract anniversary.

Individual Retirement Annuity (“IRA”): A retirement arrangement meeting the requirements of Section 408(b) of the Internal Revenue Code (“IRC”).

Individual Retirement Account (“IRA Account”): A custodial account meeting the requirements of Section 408(a) of the IRC.

joint annuitant: The Contract does not permit co-annuitants. However, you may designate a second person referred to as the joint annuitant for certain purposes solely under the GMIB rider. For the GMIB rider, the joint annuitant is a second person designated for payment of any GMIB under a joint and survivor life annuity. The joint annuitant does not have any rights under the Contract or rider.

Service Center: Where you send correspondence, inquiries and transaction requests. You may contact the Service Center by mail at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by phone at (800) 535-5549.

Roth Individual Retirement Account (“Roth IRA Account”): A custodial account meeting the requirements of Section 408A of the IRC.

net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next.

surrender value: The amount payable upon surrender of the Contract, equal to the contract value less any applicable surrender charge and any other charges which are collected upon a full withdrawal.

valuation period: The interval from one determination of the net asset value of a subaccount to the next. Net asset values are determined as of the close of trading on each day the New York Stock Exchange is open.

CAPSULE SUMMARY OF THE CONTRACT

This capsule summary provides a brief overview of the Contract. More detailed information about the Contract can be found in the sections of this Prospectus that follow, all of which should be read in their entirety.

As noted above, Contracts issued in your state may provide different features and benefits from those described in this Prospectus. This Prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract or any endorsements, contact our Service Center.

The Contract must be issued as an IRA Contract or purchased through an established IRA Account or Roth IRA Account with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”). (See “Issuing the Contract”.) Federal law limits maximum annual contributions to IRAs, IRA Accounts, and Roth IRA Accounts.

The Contract itself does not provide the tax advantages typically provided by a variable annuity. The tax advantages available with this Contract exist solely through the IRA, IRA Account, or Roth IRA Account. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including the annuity income and death benefits), before you purchase the Contract in a tax-qualified plan.

We offer other variable annuity contracts that have different contract features, minimum premium amounts, fund selections, and optional programs. However, these other contracts also have different charges that would affect your subaccount performance and contract values. To obtain more information about these contracts, contact our Service Center or your Financial Advisor.

For information concerning compensation paid for the sale of Contracts, see “Other Information —  Selling the Contract.”

Premiums

Generally, before the annuity date you can pay premiums as often as you like. Because the minimum initial premium is $25,000, the Contract can only be purchased through an existing IRA Account or Roth IRA Account or by rollover from an existing IRA or Roth IRA contract, a qualified pension or profit sharing plan, or a governmental 457(b) plan. Subsequent premiums generally must be $50 or more. The maximum premium that will be accepted without Company approval is $1,000,000. We may refuse to accept additional premiums under your Contract if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate, on your life exceed $1,000,000.

Under Federal law for 2010, you may contribute up to $5,000 to all IRA Contracts, IRA Accounts, and Roth IRA Accounts. The maximum contribution limit is increased to $6,000 if you will be age 50 or older by December 31, 2010. Excess premiums will be assessed with a 6% Federal penalty each year until the excess money is withdrawn from the account. Maximum contributions may rise each year. Please contact a tax advisor for further information.

The Separate Account

As you direct, we will put premiums into the subaccounts corresponding to the Funds in which we invest your contract value. For the first 14 days following the contract date, we put all premiums into the Ready Assets Prime Money Fund Subaccount. After the 14 days, we will put the money into the subaccounts you’ve selected. In Pennsylvania, we won’t wait 14 days. Instead, we will invest your premium immediately in the subaccounts you’ve selected. For Contracts issued in California, for contract owners who are 60 years of age or older, we will put all premiums in the Ready Assets Prime Money Fund Subaccount for the first 35 days following the contract date, unless the contract owner directs us to invest the premiums immediately in other subaccounts. Currently, you may allocate premiums or contract value among 18 of the available subaccounts. Generally, within certain limits you may transfer contract value periodically among subaccounts.

The Funds Available For Investment

The funds available under the Contract are listed in Appendix A.

If you want detailed information about the investment objectives of the Funds, see “Investments of the Separate Account” and the prospectuses for the Funds.

Fees and Charges

  Asset-Based Insurance Charge

We currently impose an asset-based insurance charge of 1.30% annually to cover certain risks. It will never exceed 1.30% annually.

The asset-based insurance charge compensates us for:

•	costs associated with the establishment and administration of the Contract;

•	mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract; and

•	expense risks we assume to cover Contract maintenance expenses.

We deduct the asset-based insurance charge daily from the net asset value of the subaccounts. This charge ends on the annuity date.

  Surrender Charge

We may impose a surrender charge if you withdraw money from the Contract. The maximum charge is 7% of the premium withdrawn during the first year after that premium is paid. The charge decreases by 1% each year. After the seventh year, the surrender charge is 0%. The surrender charge applies to each subsequent premium payment, as well as the initial premium payment.

  Contract Fee

We impose a $40 contract fee at the end of each contract year and upon a full withdrawal to reimburse us for expenses related to maintenance of the Contract if the greater of contract value, or premiums less withdrawals, is less than $50,000. We may also waive this fee in certain circumstances where you own more than three Contracts. This fee ends after the annuity date.

  Guaranteed Minimum Income Benefit Fee (“GMIB Fee”)

On the last business day of each month and upon termination of the Guaranteed Minimum Income Benefit Rider, we determine the amount of the GMIB Fee. We will deduct the GMIB Fee determined for each month within a calendar quarter (and upon termination of the Rider) from your contract value on the last business day of each calendar quarter (and upon termination of the Rider). The amount of the GMIB Fee, how it is determined, and the circumstances under which it may be deducted are described under “Guaranteed Minimum Income Benefit.” We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract. This fee ends on the annuity date.

  Premium Taxes

On the annuity date, we deduct a charge for any premium taxes imposed by a state. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 3.5% for qualified plans. In some jurisdictions, we deduct a charge for premium taxes from any withdrawal, surrender, or death benefit payment.

Fund Expenses

You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

You can find detailed information about all fees and charges imposed on the Contract under “Charges and Deductions”.

Transfers Among Subaccounts

Before the annuity date, you may transfer all or part of your contract value among the subaccounts up to twelve times per contract year without charge. However, the AllianzGI NFJ Small-Cap Value Subaccount, Delaware Smid Cap Growth Subaccount, Fidelity® Advisor Stock Selector Mid Cap Subaccoun, Fidelity® Advisor Overseas Subaccount, The Bond Fund of AmericaSM Subaccount, The Growth Fund of America® Subaccount, The Income Fund of America® Subaccount, and The Investment Company of America® Subaccount are closed to transfers of contract value from other subaccounts. You may make more than twelve transfers among available subaccounts, but we may charge $25 per extra transfer. (See “Transfers Among Subaccounts”.) We may impose additional restrictions on transfers. (See “Transfers Among Subaccounts — Disruptive Trading.”)

Several specialized transfer programs are available under the Contract. You cannot use more than one such program at a time.

•

First, we offer a Dollar Cost Averaging Program where money you’ve put in a designated subaccount is systematically transferred monthly into other subaccounts you select without charge. The program may allow you to take advantage of fluctuations in fund share prices over time. (See “Dollar Cost Averaging Program”.) (There is no guarantee that Dollar Cost Averaging will result in lower average prices or protect against market loss.)

•

Second, through participation in the Asset Allocation Program, you may select one of five asset allocation models. Your contract value is rebalanced quarterly based on the asset allocation model selected. (See “Asset Allocation Program”.)

•

Third, you may choose to participate in the Rebalancing Program where we automatically reallocate your contract value quarterly, semi-annually, or annually in each contract year in order to maintain a particular percentage allocation among the subaccounts that you select. (See “Rebalancing Program”.)

Withdrawals

Withdrawals are generally subject to a surrender charge (see “Surrender Charge”). However, we won’t impose a surrender charge to the extent that withdrawals in a contract year do not exceed the “free withdrawal amount” determined as of the date we receive your withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b), where:

(a)  =  10% of total premiums paid into the Contract that have not been withdrawn in prior contract years and are subject to a            surrender charge, less any prior withdrawals during that contract year; and

(b)  =  the gain in the Contract plus premiums remaining in the Contract that are not subject to a surrender charge.

The gain in the Contract equals the excess, if any, of the contract value at the time of withdrawal over total premiums paid into the Contract less prior withdrawals of these premiums.

You may take your free withdrawals through lump sum withdrawals or the Systematic Withdrawal Program. Under a Systematic Withdrawal Program, you may have automatic withdrawals of a specified dollar amount made monthly, quarterly, semi-annually, or annually. For more information, see “Withdrawals and Surrenders”.

Partial withdrawals will reduce your contract value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. For example, partial withdrawals may reduce benefits under the GMIB rider by substantially more than the amount withdrawn. You should carefully consider whether a partial withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of partial withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

A withdrawal may have adverse tax consequences, including the imposition of a 10% penalty tax on withdrawals prior to age 59 1/2 (see “Tax Information”).

Death Benefit

Regardless of investment performance, this Contract provides a guaranteed minimum death benefit (“GMDB”) if you die before the annuity date. The death benefit equals the greater of the GMDB or the contract value.

If you are age 80 or over when the Contract is issued, the GMDB equals premiums less adjusted withdrawals.

If you are under age 80 when the Contract is issued, the GMDB equals the Maximum Anniversary Value GMDB. The Maximum Anniversary Value GMDB equals the greater of premiums less “adjusted” withdrawals or the Maximum Anniversary Value. The Maximum Anniversary Value equals the greatest anniversary value for the Contract, increased by premiums and decreased by “adjusted” withdrawals. An anniversary value is calculated through the earlier of the owner’s attained age 80 or date of death.

You can find more detailed information about the death benefit, and how it is calculated, including age limitations that apply, under “Death Benefit”.

The payment of a death benefit may have tax consequences (see “Tax Information”).

Annuity Payments

Annuity payments begin on the annuity date and are made under the annuity option you select. For Contracts purchased through an established IRA Account or Roth IRA Account with MLPF&S, you may select an annuity date that cannot be later than the annuitant’s 95th birthday. If you do not select an annuity date, the annuity date for such Contracts is the older annuitant’s 95th birthday. For Contracts purchased through an IRA Account, keep in mind that you may need to take distributions or annuitize prior to the older annuitant’s 95th birthday to meet Federal minimum distribution requirements. The annuity date for IRA Contracts is generally when the owner/annuitant reaches age 70 1/2.

Details about the annuity options available under the Contract can be found under “Annuity Options”.

Annuity payments may have tax consequences (see “Tax Information”).

All optional guaranteed benefit riders under the Contract terminate when annuity payments begin or on the maturity date.

Guaranteed Minimum Income Benefit

For an additional annual fee, you may elect the Guaranteed Minimum Income Benefit (“GMIB”). The GMIB is an optional rider that provides the option to receive payment of guaranteed minimum monthly fixed income during the lifetime of the annuitant subject to certain conditions. See “Guaranteed Minimum Income Benefit”.

Right to Review

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract. To receive a refund, return the Contract along with your letter of instruction to our Service Center or to the Financial Advisor who sold it. We will then refund the greater of all premiums paid into the Contract or the contract value as of the date we receive your returned Contract. For Contracts issued in Pennsylvania, we will refund the contract value as of the date we receive your returned Contract. For Contracts issued in California to contract owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the Ready Assets Prime Money Fund Subaccount, we will refund the contract value as of the date we receive your returned Contract.

Replacement of Contracts

Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a surrender charge on your existing contract, and the Contract will impose a new surrender (sales) charge period. Before you buy a Contract, ask your Financial Advisor if purchasing a Contract could be advantageous, given the Contract’s features, benefits, and charges. Because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer contract value between the subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Premiums	None
Contingent Deferred Sales Charge (as a % of premium withdrawn)[1]	7%
Transfer Fee[2]	$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

Periodic Charges Other Than Fund Expenses
Annual Contract Fee[3]	$40
Separate Account Annual Expenses (as a % of average Separate Account value)
Current and Maximum Asset-Based Insurance Charge	1.30%
Annual Charge for Optional Rider:
Guaranteed Minimum Income Benefit (as an annualized percentage of GMIB Benefit Base)[4]	0.50%

[1]	The contingent deferred sales charge decreases by 1% annually to 0% after seven years, as follows:

Complete Years Elapsed Since Payment of Premium	Charge as a Percentage of Premium Withdrawn
0 years	7%
1 year	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 or more years	0%

[2]	There is no charge for the first 12 transfers in a contract year. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers.
[3]	The contract fee will be assessed annually at the end of each contract year and upon a full withdrawal if the greater of contract value, or premiums less withdrawals, is less than $50,000.
[4]

The GMIB charge will be deducted at the end of each calendar quarter based on the GMIB Benefit Base as of the last business day of each month within the calendar quarter. We will also deduct a pro rata amount of this fee upon termination of the Rider. We won’t deduct this fee after the annuity date. For Contracts issued before October 16, 2004, the GMIB charge was, and remains, 0.40%.

The next table shows the Fund fees and expenses that you may pay periodically during the time that you own the Contract. The table shows the minimum and maximum total operating expenses of the Fund for the most recently ended fiscal year before any contractual waivers and expense reimbursements. Although certain Fund classes impose sales charges on shares sold to the general public, any such Fund-level sales charges are waived for purchases and redemptions of Fund shares under the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Range of Expenses for the Funds[5]	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.37%	—	2.12%

[5]

The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the most recently ended fiscal year for each Fund. Current or future expenses may be greater or less than those shown.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, the Annual Contract Fee, Separate Account Annual Expenses, the GMIB Fee, and Annual Fund Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender the Contract at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$1,034	$1,673	$2,329	$4,250

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$872	$1,181	$1,485	$2,579

(2)	If you annuitize or remain invested in the Contract at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$396	$1,208	$2,044	$4,250

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$222	$688	$1,185	$2,579

Based on average Contract size, the Examples reflect the $40 contract fee as 0.0255% of average assets. They assume the GMIB Rider is elected. They reflect the fee for the GMIB Rider at an annual rate of 0.50% of the GMIB Benefit Base collected at the end of each calendar quarter. See the “Charges and Discussions” section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

The examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples.

Condensed financial information containing the accumulation unit value history appears at the end of this Prospectus.

Most Recently Ended Fiscal Years

This prospectus reflects information for each Fund as of the end of each Fund’s most recently completed fiscal year for which information was available as of the date of this Prospectus. These fiscal years are as follows:

Fiscal Year End	Funds
March 31, 2013	BlackRock Value Opportunities Fund, Inc., American Century Equity Income Fund, PIMCO Total Return Fund, Invesco Mid Cap Growth Fund
June 30, 2013	BlackRock Basic Value Fund, Inc., AllianzGI NFJ Small-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund, Delaware Smid Cap Growth Fund, Putnam International Equity Fund, Columbia Select Smaller-Cap Value Fund
July 31, 2013	AllianceBernstein Growth & Income Fund, AllianceBernstein Large Cap Growth Fund, Inc., American Funds® The Income Fund of America ®, Davis New York Venture Fund, Inc., Putnam Voyager Fund
August 31, 2013	BlackRock Capital Appreciation Fund, Inc., American Funds® The Growth Fund of America ®, MFS Growth Fund, MFS Research International Fund, MFS Mid Cap Growth Fund, Oppenheimer Main Street Fund®, Templeton Growth Fund, Templeton Foreign Fund
September 30, 2013	BlackRock Total Return Fund, BlackRock U.S. Government Bond Portfolio, Oppenheimer Global Fund
October 31, 2013	BlackRock Global Allocation Fund, Inc., Invesco American Franchise Fund, Fidelity® Advisor Overseas Fund, Oppenheimer Flexible Strategies Fund, Putnam Fund for Growth and Income, TA Dividend Focused
November 30, 2013	Fidelity® Advisor Equity Growth Fund, Fidelity® Advisor Stock Selector Mid Cap Fund
December 31, 2013	BlackRock S&P 500 Stock Fund, Ready Assets Prime Money Fund, Invesco Charter Fund, American Funds® The Bond Fund of AmericaSM, American Funds® The Investment Company of America®, Lord Abbett Bond-Debenture Fund, Inc., Lord Abbett Mid Cap Stock Fund, Inc., Invesco Comstock Fund, Invesco Equity and Income Fund

YIELDS AND TOTAL RETURNS

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.

The yield of the Ready Assets Prime Money Fund Subaccount refers to the annualized income generated by an investment in the subaccount over a specified 7-day period. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a subaccount (besides the Ready Assets Prime Money Fund Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each period. These percentages include any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but exclude any deductions for premium taxes.

We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts. For example, we may present total return performance information that doesn’t reflect a deduction for the surrender charge. This presentation assumes that an investment in the Contract will extend beyond the period when the surrender charge applies, consistent with the long term investment and retirement objectives of the Contract. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the Contracts. We may also present total performance information for a hypothetical Contract assuming allocation of the initial premium to more than one subaccount or assuming monthly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present total performance information for a hypothetical Contract assuming participation in the Asset Allocation Program or the Rebalancing Program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical Contract. It will also reflect the deduction of charges described above except for the surrender charge. This information may also be compared to various indices.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Advertising and sales literature for the Contracts may also compare the performance of the subaccounts to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any deduction for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Contracts may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

We are a stock life insurance company organized under the laws of the State of Washington on January 27, 1986 and engaged in the sale of life insurance and annuity products. We changed our corporate location to Arkansas on August 31, 1991. On December 28, 2007, we became an indirect wholly owned subsidiary of Aegon USA, Inc. (“Aegon USA”). Aegon USA is indirectly owned by Aegon N.V. of the Netherlands, the securities of which are publicly traded. Aegon N.V. of the Netherlands conducts its business through subsidiary companies engaged primarily in the insurance business. Prior to July 1, 2010, we were known as Merrill Lynch Life Insurance Company. We were formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), a corporation whose common stock is traded on the New York Stock Exchange. Our financial statements can be found in the Statement of Additional Information. You should consider them only in the context of our ability to meet any Contract obligation.

THE SEPARATE ACCOUNT

The Merrill Lynch Life Variable Annuity Separate Account D (the “Separate Account”) offers through its subaccounts a variety of investment options. Each option has a different investment objective. We established the Separate Account on June 21, 2002. It is governed by Arkansas law, our state of domicile. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company

Act of 1940. The Separate Account meets the definition of a separate account under the Federal securities laws. The Separate Account’s assets are segregated from all of our other assets.

Segregation of Separate Account Assets

Obligations to contract owners and beneficiaries that arise under the Contract are our obligations. We own all of the assets in the Separate Account. The Separate Account’s income, gains, and losses, whether or not realized, derived from Separate Account assets are credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the Separate Account’s assets exceed the required reserves and other Contract liabilities, we may transfer the excess to our general account. Under Arkansas insurance law the assets in the Separate Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of the Separate Account be charged with any liabilities of other separate accounts.

Subaccount Investments

The previously available subaccounts, the AllianzGI NFJ Small-Cap Value Fund of the Allianz Funds, The Bond Fund of America, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, of the American Funds® Fidelity® Advisor Stock Selector Mid Cap Fund of the Fidelity Advisor Funds, Fidelity® Advisor Overseas Fund of the Fidelity Advisor Series VIII, and the Delaware Smid Cap Growth Fund of the Delaware Group Equity Funds IV are closed to allocations of new premiums and incoming transfers of contract value. All subaccounts invest in one of the following mutual funds or a corresponding portfolio thereof: BlackRock Basic Value Fund, Inc., BlackRock Total Return Fund, BlackRock Capital Appreciation Fund, Inc., BlackRock Global Allocation Fund, Inc., Ready Assets Prime Money Fund, BlackRock S&P 500 Stock Fund, BlackRock Value Opportunities Fund, Inc., BlackRock U.S. Government Bond Portfolio, AIM Equity Funds (Invesco Equity Funds), AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianzGI NFJ Mid-Cap Vlaue Fund, American Century Capital Portfolios, Inc., Davis New York Venture Fund, Inc., Fidelity Advisor Funds, Lord Abbett Bond-Debenture Fund, Inc., Lord Abbett Mid Cap Stock Fund, Inc., MFS Series Trust I, MFS Series Trust II, MFS Series Trust IV, Oppenheimer Global Fund, Oppenheimer Main Street Funds, Oppenheimer Quest for Value Funds, PIMCO Funds, The Putnam Fund for Growth and Income, Putnam International Equity Fund, Putnam Voyager Fund, Seligman Value Fund Series, Inc., Templeton Funds, Templeton Growth Fund, Inc., Invesco Comstock Fund, Invesco Equity and Income Fund, or Invesco Mid Cap Growth Fund. Additional subaccounts may be added or closed in the future.

Although the investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other funds or portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, nevertheless, we do not represent or assure that the investment results will be comparable to any other fund or portfolio, even where the investment adviser, subadviser, or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds available through the Contract may have names similar to funds or portfolios not available through the Contract. All of the underlying mutual funds offered through this Separate Account are available to the general public.

INVESTMENTS OF THE SEPARATE ACCOUNT

General Information and Investment Risks

Information about investment objectives, management, policies, restrictions, expenses, risks, and all other aspects of fund operations can be found in the Funds’ prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to the Separate Account as well as members of the general public. Shares of these Funds may be offered to separate accounts of Transamerica Advisors Life Insurance Company of New York (an indirect wholly owned subsidiary of Aegon USA).

The Funds

Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a Contract for all contract owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well Fund management anticipates changes in economic conditions.

The funds available under the Contract are listed in Appendix A.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may directly or indirectly receive payments, which may be significant, from the Funds, their advisers, subadvisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some Funds. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees range from 0.125% to 0.25% of the average daily assets of the Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. We may continue to receive 12b-1 or shareholder service fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or our affiliates provide.

•

Recordkeeping and Transfer Agency Fees. We receive fees from Fund assets for certain recordkeeping and transfer agency services. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees range from 0% to 0.10% of the average daily assets of the Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, subadviser, and/or distributor (or affiliates thereof) of the Funds may make payments to us and/or our affiliates. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees. The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.00% to 0.30% annually.

The combined percentages we receive with regard to each Fund currently range from 0.00% to 0.525%.

Proceeds from these payments by the Funds, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Funds. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Other Information – Selling the Contract” in this prospectus.

Selection of Underlying Funds

We select the underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser is one of our affiliates or whether the Fund, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds.” We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of contract value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from contract owners.

You are responsible for choosing the subaccounts or an asset allocation model (See “Asset Allocation Program”), and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select subaccounts or a model for your initial premium payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.

The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund or model. You bear the risk of any decline in the contract value of your Contract resulting from the performance of the Funds you have chosen.

Other Share Classes and Portfolios

The Funds offer various classes of shares, each of which has a different level of expenses. Each Fund may also be a single series or portfolio of an open-end investment company that offers other series or portfolios. Accordingly, prospectuses for the Funds may provide information for share classes and series or portfolios that are not available through the Contract. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares and particular series or portfolio that is available through the Contract.

Purchases and Redemptions of Fund Shares; Reinvestment

The Separate Account will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Separate Account are automatically reinvested at net asset value in additional shares of the Funds.

Substitution of Investments and Changes to the Separate Account

We may substitute a different investment option for any of the current Funds. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing contract value or future premium payments, or both for some or all classes of Contracts. Furthermore, we may close subaccounts to allocation of new premium payments or incoming transfers of contract value, or both for some or all classes of Contracts, at any time in our sole discretion. However, before any substitution, we would obtain any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any substitutions.

We may also add new subaccounts to the Separate Account, eliminate subaccounts in the Separate Account, deregister the Separate Account under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate the Separate Account as a managed investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or separate account to another subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. Before we make certain changes, we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

CHARGES AND DEDUCTIONS

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges in part to cover such expenses.

Asset-Based Insurance Charge

We currently impose an asset-based insurance charge on the Separate Account that equals 1.30% annually. It will never exceed 1.30%.

We deduct this charge daily from the net asset value of the subaccounts prior to the annuity date. This amount compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. These guarantees include making annuity payments which won’t change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the Contract.

The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include issuing Contracts, maintaining records, and performing accounting, regulatory compliance, and reporting functions. Finally, this charge compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers, Asset Allocation, Rebalancing, and Dollar Cost Averaging.

If the asset-based insurance charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.

Surrender Charge

When Imposed

We may impose a surrender charge on withdrawals from the Contract. This charge is for expenses relating to the sale of the Contract, such as commissions, preparation of sales literature, and other promotional activity. We impose the charge only on premium withdrawn from the Contract held for less than seven years. Each premium, whether initial or subsequent, is subject to a decreasing surrender charge up to the seventh year after the premium is paid, in accordance with the schedule below. However, the Contract permits withdrawal of the “free withdrawal amount” annually without a surrender charge through lump-sum or systematic withdrawals. (See “Withdrawals and Surrenders”.)

Amount of Charge

We may impose a surrender charge if you withdraw money from the Contract. The maximum charge is 7% of the premium withdrawn during the first year after that premium is paid. The charge decreases by 1% each year. After the seventh year, the surrender charge is 0% for that premium.

Number of Complete Years Elapsed Since Premium Was Paid	Surrender Charge
0 years	7%
1 year	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 or more years	0%

The charge is calculated on total premiums withdrawn from the Contract. If, however, your contract value at the time of withdrawal is less than your premiums paid in, the charge is based on your contract value. Gain in contract value is never subject to this sales charge. We make withdrawals of any “free withdrawal amount” in any contract year as if gain is withdrawn first, followed by premiums. Withdrawals in excess of the “free withdrawal amount” will be effected as if premiums are withdrawn first. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.

How The Surrender Charge Works

If you made a $5,000 premium payment and withdrew the entire $5,000 two years later, we would impose a 5% charge on the $5,000 withdrawal. If you had made a $5,000 premium payment and due to negative investment experience only $4,500 remained in the Contract when you withdrew it two years later, we would impose a 5% charge only on $4,500 of the original premium. If instead the $5,000 premium payment grew to $6,000 due to positive investment experience, and you withdrew $600 of gain in contract value through withdrawals two years later, and thereafter withdrew the remaining $5,400 in a subsequent withdrawal that same year, we would not impose a surrender charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 5% surrender charge only on $5,000 of the $5,400 subsequent withdrawal (as $400 of that amount represents gain).

How Deducted

We deduct the charge on a pro rata basis from among the subaccounts you’re invested in, based on the ratio of your subaccount value to your contract value. Amounts deducted to cover this charge do not incur any separate surrender charges. The example below shows how this works.

Pro Rata Deductions

Kim Investor’s Contract has a current contract value of $100,000. $60,000 is in the BlackRock Basic Value Subaccount, and $40,000 is in the BlackRock Capital Appreciation Subaccount. Kim withdraws $20,000 from the Contract, and the entire $20,000 is subject to a 5% surrender charge ($1,000). Accordingly, $600—60% of $1,000—is deducted from the BlackRock Basic Value Subaccount and $400—40% of $1,000—is deducted from the BlackRock Capital Appreciation Subaccount.

(See “Withdrawals and Surrenders” and “Accumulation Units” for a discussion of the effect of the deduction this charge will have on the number of accumulation units credited to a Contract.)

Contract Fee

We may charge a $40 contract fee at the end of each contract year. We will impose this fee if the greater of contract value, or premiums less withdrawals, is less than $50,000.

The contract fee reimburses us for additional expenses related to maintenance of certain Contracts with lower contract values. We do not deduct the contract fee after the annuity date. The contract fee will never increase.

If the contract fee applies, we will deduct it as follows:

•	We deduct this fee from your contract value at the end of each contract year before the annuity date.

•	We deduct this fee from your contract value if you surrender the contract on any date other than a contract anniversary.

•	We deduct this fee on a pro rata basis from all subaccounts in which your contract value is invested.

Currently, a contract owner of more than three of these Contracts will be assessed no more than $120 in contract fees annually. We reserve the right to change this limit on contract fees at any time.

Guaranteed Minimum Income Benefit Fee

If you elect the GMIB, we will deduct a fee at the end of each calendar quarter and upon termination of the Rider. We will determine the fee for that period by multiplying 0.50% by the GMIB Benefit Base and dividing by 12 on the last business day of each month or upon termination of the Rider. (For Contracts issued before October 16, 2004, we will use 0.40% multiplied by the GMIB Benefit Base divided by 12.) The sum of the fees for each month during a calendar quarter and for any termination during a calendar quarter will be deducted from the contract value on the last business day of that calendar quarter or on the termination date, if earlier. The GMIB Fee will be reduced proportionally for any month in which the GMIB Rider terminates prior to the last business day of that month or was not in effect as of the last business day of the prior month. We won’t deduct this fee after the annuity date. We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract.

Other Charges

Transfer Charges

You may make up to twelve transfers among subaccounts per contract year without charge. If you make more than twelve, we may, but currently do not, charge you $25 for each extra transfer. We deduct this charge pro rata from the subaccounts from which you are transferring contract value. Currently, transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program”, “Asset Allocation Program”, “Rebalancing Program”, and “Transfers Among Subaccounts”.)

Tax Charges

We reserve the right, subject to any necessary regulatory approval, to charge for assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Separate Account any taxes imposed on the Separate Account’s investment earnings. (See “Tax Status of the Contract”.)

Fund Expenses

In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See “Fee Table”.) Information about those fees and expenses also can be found in the prospectuses for the Funds, and in the applicable Statement of Additional Information for each Fund. Although certain Fund Classes impose sales charges on shares sold to the general public, any such Fund-level sales charges are waived for purchases and redemptions of Fund shares under the Contract.

Premium Taxes

Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the contract value on the annuity date.

Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5% for qualified plans. Although we pay these taxes when due, we won’t deduct them from your contract value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Contract.

Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the contract owner’s state of residence, our status within that state, and the premium tax laws of that state.

FEATURES AND BENEFITS OF THE CONTRACT

As we describe the contract, we will often use the word “you”. In this context “you” means “contract owner”.

Ownership of the Contract

The contract owner is entitled to exercise all rights under the Contract. For IRA Contracts, the contract owner and annuitant must be the same person. For Contracts purchased through an IRA Account or Roth IRA Account, the contract owner will be the Account and the annuitant must generally be the IRA Account or Roth IRA Account owner.

You may designate a beneficiary. (For Contracts issued through an IRA Account or a Roth IRA Account, the beneficiary must be designated as MLPF&S FBO (custodial account owner name).) If you die, the beneficiary will receive a death benefit.

Issuing the Contract

Issue Age

For IRA Contracts, the contract owner and annuitant generally must be under 70 1/2 years old when we issue the Contract, unless certain exceptions are met. For Contracts purchased through an established IRA Account or Roth IRA Account with MLPF&S, the owner of the IRA Account or Roth IRA Account and any annuitant must be under 90 years old when we issue the Contract. If you elect the GMIB, any annuitant must be 75 years old or younger.

Information We Need To Issue The Contract

Before we issue the Contract, we need certain information from you. We may require you to complete and return certain documents in certain circumstances, such as when the Contract is being issued to replace, or in exchange for, another annuity or life insurance contract. Once we review and approve the documents or the information provided, and you pay the initial premium, we’ll issue a Contract. Generally, we’ll issue the Contract and invest the premium within two business days of our receiving your premium. If we haven’t received necessary information within five business days, we will return the premium and no Contract will be issued.

Right to Review

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract. To receive a refund, return the Contract along with your letter of instruction to our Service Center or to the Financial Advisor who sold it. We will then refund the greater of all premiums paid into the Contract or the contract value as of the date we receive your returned Contract. For Contracts issued in Pennsylvania, we’ll refund the contract value as of the date we receive your returned Contract. For Contracts issued in California to contract owners who are 60 years of age or older and who directed to invest the premiums immediately in subaccount(s) other than the Ready Assets Prime Money Fund Subaccount, we will refund the contract value as of the date we receive your returned Contract.

Premiums

Minimum and Maximum Premiums

Because the initial premium payment must be $25,000 or more, the Contract can only be purchased through an existing IRA Account or Roth IRA Account with MLPF&S or by rollover from an existing IRA or Roth IRA contract, a qualified pension or profit sharing plan, or a governmental 457(b) plan. Subsequent premium payments generally must each be $50 or more. You can make subsequent premium payments at any time before the annuity date. The maximum premium that will be accepted without Company approval is $1,000,000. We may refuse to accept additional premiums under your Contract if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000. We also reserve the right to reject premium payments for any other reason.

New contributions (i.e. contributions other than transfers and rollovers) cannot be made to an IRA after age 70 1/2; however, if the Contract is held by an IRA Account or Roth IRA Account, we will accept new contributions into the Contract, but not the Account.

The Contract must be issued as an IRA Contract or purchased through an established IRA Account or Roth IRA Account with MLPF&S. Federal law limits maximum annual contributions to the Contract.

For IRA Contracts, we accept the following as initial premiums:

•	rollover contributions from certain qualified plans, governmental 457(b) plans, and IRAs;

•	amounts transferred from another IRA; and

•	contributions made pursuant to a Simplified Employee Pension up to certain limits.

Additional premiums will be accepted but cannot exceed the annual contribution limits for a calendar year, as specified under the IRC. The contract owner must determine whether any premium qualifies as a permissible contribution subject to favorable tax treatment under the IRC. The contract owner must also determine whether such amount qualifies as a permissible rollover contribution for income tax purposes.

How to Make Payments

You must either pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have money transferred from your MLPF&S brokerage account.

Third Party Checks

We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Advisors Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by our company will be returned.

Premium Investments

For the first 14 days following the contract date, we will hold all premiums in the Ready Assets Prime Money Fund Subaccount. After the 14 days, we will reallocate the contract value to the subaccounts you selected. In

Pennsylvania, we will invest all premiums as of the contract date in the subaccounts you selected. For Contracts issued in California, for contract owners who are 60 years of age or older, we will put all premiums in the Ready Assets Prime Money Fund Subaccount for the first 35 days following the contract date, unless the contract owner directs us to invest the premiums immediately in other subaccounts.

Currently, you may allocate your premium among 18 of the subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the BlackRock Basic Value Subaccount, 58% allocated to the BlackRock U.S. Government Bond Subaccount and 30% allocated to the BlackRock S&P 500 Stock Subaccount. However, you may not allocate 33 1/3% to the BlackRock Basic Value Subaccount and 66 2/3% to the BlackRock U.S. Government Bond Subaccount. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.

Accumulation Units

Each subaccount has a distinct value, called the accumulation unit value. The accumulation unit value for a subaccount varies daily with the performance and expenses of the corresponding fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.

How Are My Contract Transactions Priced?

We calculate an accumulation unit value for each subaccount at the close of trading on each day that the New York Stock Exchange is open. Transactions are priced, which means that accumulation units in your Contract are purchased (added to your Contract) or redeemed (taken out of your Contract), at the unit value next calculated after our Service Center receives notice of the transaction. For premium payments and transfers into a subaccount, units are purchased. For payment of Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any surrender charge, any GMIB fee, any transfer charge, and any premium taxes due, units are redeemed.

How Do We Determine The Number of Units?

We determine the number of accumulation units purchased by dividing the dollar value of the premium payment or the amount transferred into the subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the premium payment or transfer is made. Similarly, we determine the number of accumulation units redeemed by dividing the dollar value of the amount of the Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any surrender charge, any GMIB fee, any transfer charge, and any premium taxes due from a subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the redemption is made. The number of subaccount accumulation units for a Contract will therefore increase or decrease as these transactions are made. The number of subaccount accumulation units for a Contract will not change as a result of investment experience or the deduction of asset-based insurance charges. Instead, this charge and investment experience are reflected in the accumulation unit value.

When we establish a subaccount, we set an initial value for an accumulation unit (usually, $10). Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the subaccount for the current valuation period.

The net investment factor is an index used to measure the investment performance of a subaccount from one valuation period to the next. For any subaccount, we determine the net investment factor by dividing the value of the assets of the subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the daily equivalent of the asset-based insurance charge for the valuation period. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.

We may adjust the net investment factor to make provisions for any change in tax law that requires us to pay tax on earnings in the Separate Account or any charge that may be assessed against the Separate Account for assessments or premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See “Other Charges”.)

Death of Annuitant Prior to Annuity Date

If the annuitant dies before the annuity date, no new annuitant may be named on IRA Contracts or Contracts purchased through an IRA Account or Roth IRA Account established with MLPF&S, and the death benefit will be paid to the beneficiary. If your sole beneficiary is your surviving spouse, he or she, if eligible, may instead elect to continue the Contract. (See “Spousal Continuation”.)

Transfers Among Subaccounts

General

Before the annuity date, you may transfer all or part of your contract value among the subaccounts up to twelve times per contract year without charge. You can make additional transfers among subaccounts, but we may charge you $25 for each extra transfer. We will deduct the transfer charge pro rata from among the subaccounts you’re transferring from. Currently, transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program”, “Asset Allocation Program”, and “Rebalancing Program”.)

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of contract value. You must transfer at least $100 or the total value of a subaccount, if less.

You may request transfers in writing or by telephone, once we receive proper telephone authorization. Transfer requests may also be made through your Financial Advisor, or another person you designate, once we receive proper authorization. Transfers will take effect as of the end of the valuation period on the date the Service Center receives the request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. ( ET ), even if due to our delay in answering your call, we will consider telephone transfer requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Market Timing and Disruptive Trading

Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Dollar Cost Averaging Program

What Is It?

The Contract offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program allows you to reallocate money at monthly intervals from a designated subaccount to one or more other subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly, the DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA Program you should have the financial ability to continue making transfers through periods of fluctuating markets.

If you choose to participate in the DCA Program, each month we will transfer amounts from the subaccount that you designate and allocate them, in accordance with your allocation instructions, to the subaccounts that you select as described below in “Minimum Amounts”.

If you choose the Asset Allocation Program or the Rebalancing Program, you cannot use the DCA Program. We reserve the right to make changes to this program at any time.

Participating in the DCA Program

You can choose the DCA Program before the annuity date. You may elect the DCA Program in writing or by telephone, once we receive proper telephone authorization. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once you reach the annuity date, you may no longer use this program.

Minimum Amounts

To elect the DCA Program, you need to have a minimum amount of money in the designated subaccount. We determine the amount required by multiplying the specified length of your DCA Program in months by your specified monthly transfer amount. Amounts of $100 or more must be allotted for transfer each month in the DCA Program. We reserve the right to change these minimums. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. Should the amount in your designated subaccount drop below the selected monthly transfer amount, you will need to put more money in to continue the DCA Program. You will be notified on your DCA confirmation of activity notice that the amount remaining in your designated subaccount has dropped below the selected monthly transfer amount.

When Do We Make DCA Transfers?

You select the date for DCA transfers, within certain limitations. After we receive your request at our Service Center, we will make the first DCA transfer on the selected date of the following month. We’ll make subsequent DCA transfers on the same day of each succeeding month. Currently, we don’t charge for DCA transfers; they are in addition to the twelve annual transfers permitted without charge under the Contract.

Asset Allocation Program

The following is a general description of the Asset Allocation Program. A complete description is available in the brochure for the Program. This disclosure explains the material features of the Asset Allocation Program. The application and operation of the Asset Allocation Program are subject to the terms and conditions of the contract itself.

General. We make available to contract owners an Asset Allocation Program, for which our affiliate Transamerica Asset Management, Inc. (“TAM”) provides investment advice. TAM is an investment adviser registered under the Investment Advisers Act of 1940. As compensation for its services, we currently pay TAM 0.0375% of the value of the assets in the Merrill Lynch Investor Choice Annuity® and the IRA Annuity® product’s Asset Allocation Programs. We pay compensation for these services from our own company assets. We may alter the amount we pay, or cease paying, TAM for these services at any time in our sole discretion. If you participate in the Asset Allocation Program, TAM serves as investment adviser solely for the purposes of the development of the asset allocation models and periodic updates to the models. The Asset Allocation Program can be elected at issue or in writing or by proper telephone authorization at any time after issue. If you elect the Asset Allocation Program you must include all contract value in the Program. You do not pay a fee for participation in the Asset Allocation Program. We may perform certain administrative functions on behalf of TAM; however, we are not registered as an investment adviser and are not providing any investment advice in making the Program available. Furthermore, your Financial Advisor is not providing any investment advice related to the Asset Allocation Program.

There is no assurance that investment returns will be better through participation in the Asset Allocation Program. Your Contract may still lose money and experience volatility.

Asset Allocation Models. Except as described below, a contract owner electing to participate in the Asset Allocation Program (a “Program participant”) will elect to have his or her contract value allocated according to one of the model portfolios developed by TAM. There are currently five asset allocation models to choose from:

•	Conservative (formerly, Capital Preservation) – seeks capital preservation

•	Moderately Conservative (formerly, Income) – seeks income

•	Moderate (formerly, Income & Growth) – seeks income and growth

•	Moderately Aggressive (formerly, Growth) – seeks growth

•	Aggressive (formerly, Aggressive Growth) – seeks aggressive growth

When electing the Asset Allocation Program, Program participants must complete a standardized questionnaire. Your Financial Advisor can assist you in completing the questionnaire. Based on the results of the questionnaire, one of the asset allocation models is matched to the Program participant based on his or her financial situation, investment objectives, and risk tolerance. Each asset allocation model is intended for a specific type of investor, from aggressive to conservative, but the models are not constructed on an individualized basis for any one Program participant. Each model identifies one or more specific subaccounts and the percentage of premium or contract value allocated to each of those subaccount(s). The Program participant then selects from the available asset allocation models, and may select a model other than the model indicated by the questionnaire.

All of the asset allocation models may include subaccount(s) which invest in fixed income funds, the concentration and selection of which depends on the particular investment risk for that model. You may lose money by investing in an asset allocation model, the model may not perform as intended, an asset allocation model may perform better or worse than other models, and the models depend on the performance of the underlying funds of each model. The asset allocation models may be unsuccessful in maximizing returns and/or avoiding investment losses.

Changes to the Composition of Asset Allocation Models. On a quarterly basis, TAM reviews the asset allocation models and may adjust the composition of each model, which may include changes to the subaccount(s) in the model and/or the percentage allocations. Any adjustments become effective on the last business day of the calendar quarter.

If, as a result of such review, a change is made to an asset allocation model, TAM will notify Program participants in advance of the change, and each Program participant will have the opportunity to reject the change. A Program participant who chooses to reject a model change creates his or her own portfolio (a “self-directed portfolio”). TAM provides no investment advice related to the creation of a self-directed portfolio. Once a Program participant has rejected a change in a model, the Asset Allocation Program will be terminated as to that Program participant. Therefore, a Program participant who rejects a model change and thereby creates a self-directed portfolio will no longer receive written materials from TAM about the changes being made to the models. However, those Program participants can elect at any time to again participate in the Asset Allocation Program.

Contract owners who elect, either at issue or with respect to an existing Contract, to participate in the Asset Allocation Program within three weeks prior to the end of a calendar quarter will be provided with information regarding the composition of both the current asset allocation model, as well as any changes to the model which will become effective on the last day of the calendar quarter.

Initial Allocation to the Selected Asset Allocation Model. At the time you elect the Asset Allocation Program, you may choose to reallocate your contract value on the date of your election to the asset allocation model currently in effect, or you may choose to have your contract value reallocated on the last business day of the calendar quarter in which we receive the information necessary to process your request to the asset allocation model in effect for the calendar quarter following your election.

Quarterly Rebalancing. On the last business day of each calendar quarter, we automatically rebalance the contract value to maintain the subaccount(s) and percentages for each Program participant’s selected asset allocation model. This quarterly rebalancing takes account of:

•	increases and decreases in contract value in each subaccount due to subaccount performance,

•	increases and decreases in contract value in each subaccount due to withdrawals (particularly if taken from specific subaccounts designated by the contract owner), and premium payments, and

•	any adjustments TAM has made to the selected model.

The first quarterly rebalancing will occur at the end of the first calendar quarter following the date the Program participant elects to participate in the Asset Allocation Program. We will not automatically rebalance self-directed portfolios unless the contract owner elects the Rebalancing Program.

Allocation of Future Premiums. The asset allocation model that a Program participant selects will override any prior percentage allocations that the Program participant may have chosen and all future premiums will be allocated accordingly. In addition, in the event that a Program participant terminates his or her participation in the Program, unless we receive different instructions, any future premium payments will be allocated according to the percentage allocations of the previously selected model under the Program at the time the Program participant elected to terminate his or her participation.

Other Information. At any time, a Program participant can request to change his or her selected model or can elect to terminate his or her participation in the Asset Allocation Program and allocate his or her contract value among the subaccounts. If a Program participant allocates contract value among the subaccounts, his or her participation in the Asset Allocation Program will terminate and we will consider the Program participant to be in a self-directed portfolio.

TAM will remind Program participants at least annually to determine whether the Program participant’s financial situation or investment objectives have changed. In addition, when we notify Program participants quarterly of changes to the models, we also will instruct them to notify their Financial Advisor of any changes to their financial situation or investment objectives or contact us if they wish to change their selected model or create a self-directed portfolio.

Funds selected by TAM to be part of an asset allocation model may be advised or subadvised by TAM or one of its affiliates. To the extent that TAM includes such proprietary Funds in its models, TAM and/or its affiliates will receive additional compensation from the advisory fees of the Funds. (See “Certain Payments We Receive With Regard to the Funds” for information on compensation with regard to proprietary Funds.) TAM considers the compensation it receives, among a number of other factors, when deciding to include proprietary funds in the asset allocation models. You should be aware of this potential financial benefit if you elect to participate in the Asset Allocation Program.

For more information on TAM’s role as investment adviser for the Program, please see TAM’s brochure from their Form ADV, the SEC investment adviser registration form, which will be delivered to Program participants at the time they enroll in the Program and annually thereafter. Please contact us if you would like to receive a copy of this brochure. Program participants may also contact us at 1-800-535-5549 with questions about the Asset Allocation Program or the asset allocation models at any time.

Currently, we don’t charge for transfers under the Asset Allocation Program; they are in addition to the twelve annual transfers permitted without charge under the Contract. If you choose the DCA Program or the Rebalancing Program, you cannot also elect the Asset Allocation Program.

This Asset Allocation Program may be terminated or altered at any time by us with regard to existing Contracts or future Contracts, or both, for some or all classes of Contracts.

Rebalancing Program

Under the Rebalancing Program, we will allocate your premiums and rebalance your contract value quarterly, semi-annually, or annually according to the frequency, subaccounts, and percentages you select based on your investment goals and risk tolerance. After you elect the Rebalancing Program, we allocate your premiums in accordance with the subaccounts and percentages you have selected. Depending on the frequency you select (on the last business day of each calendar quarter for quarterly rebalancing, on the last business day of June and December for semi-annual rebalancing, or on the last business day of December for annual rebalancing), we automatically reallocate your contract value to maintain the particular percentage allocation among the subaccounts that you have selected. You may change the frequency of your Rebalancing Program at any time.

We perform this periodic rebalancing to take account of:

•	increases and decreases in contract value in each subaccount due to subaccount performance, and

•	increases and decreases in contract value in each subaccount due to withdrawals, transfers, and premiums.

The Rebalancing Program can be elected at issue or at any time after issue. You may elect the Rebalancing Program in writing or by telephone, once we receive proper telephone authorization. If you elect the Rebalancing Program, you must include all contract value in the program. Unless you instruct us otherwise, we allocate all premiums in accordance with the subaccount allocations that you have selected. The percentages that you select under the Rebalancing Program will override any prior percentage allocations that you have chosen and we will allocate all future premiums accordingly. You may change your allocations at any time. Once elected, you may instruct us, in a form satisfactory to us, at any time to terminate the program. Currently, we don’t charge for transfers under this program; they are in addition to the twelve annual transfers permitted without charge under the Contract.

For self-directed portfolios, future premiums for which no specific allocation instructions are received will be allocated in accordance with the last allocation instructions we received, which may have been a prior version of the Program participant’s asset allocation model. Accordingly, Program participants with self-directed portfolios should consider providing specific allocation instructions with each premium payment or contacting us to update their default allocation instructions.

We reserve the right to make changes to this program at any time. If you choose the Asset Allocation Program or the DCA Program, you cannot use the Rebalancing Program.

Withdrawals and Surrenders

When and How Withdrawals are Made

Before the annuity date, you may make lump-sum withdrawals from the Contract. Under certain circumstances, you may make systematic withdrawals, discussed below. We don’t impose a surrender charge on withdrawals to the extent that they do not exceed the “free withdrawal amount” determined as of the date of the withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b), where:

(a)  =  10% of total premiums paid into the Contract that have not been withdrawn in prior contract years and are subject to a            surrender charge, less any prior withdrawals during that contract year; and

(b)  =   the gain in the Contract plus premiums remaining in the Contract that are not subject to a surrender charge.

The gain in the Contract equals the excess, if any, of the contract value at the time of withdrawal over total premiums paid into the contract less prior withdrawals of these premiums.

Any amount previously withdrawn from the Contract during that contract year will be taken in account in determining the “free withdrawal amount” available as of the date of the withdrawal request. We make withdrawals of any “free withdrawal amount” in any contract year as if gain is withdrawn first, followed by premiums. Withdrawals in excess of the “free withdrawal amount” will be effected as if premiums are withdrawn first. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The contract value remaining after any withdrawal must be at least $5,000. Withdrawals are subject to tax to the extent of gain and prior to age 59 1/2 may also be subject to a 10% Federal penalty tax. (See “Tax Information”.)

Remember that partial withdrawals will reduce your contract value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. For example, partial withdrawals may reduce benefits under the GMIB rider by substantially more than the amount withdrawn. You should carefully consider whether a partial withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of partial withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

Example. Assume that you pay an initial premium of $100,000. Assume that your contract value equals $105,000 on a subsequent date due to positive investment performance. On that date, you withdraw $20,000.

The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of remaining premiums that are subject to a surrender charge, less any prior withdrawals during that contract year (10% of $100,000 = $10,000), and (b) gain ($105,000 – $100,000 = $5,000). Accordingly, $10,000 of your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a 7% surrender charge.

Unless you direct us otherwise, we will make lump-sum withdrawals from subaccounts in the same proportion as the subaccounts bear to your contract value. You may make a withdrawal request in writing to our Service Center or, once we’ve received proper telephone authorization, by telephone. You may direct your withdrawal to be paid into your bank account or other financial institution or sent to the address of record. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone withdrawal requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Minimum Amounts

The minimum amount that may be withdrawn is $100. At least $5,000 must remain in the Contract after you make a withdrawal. If you request a withdrawal that would reduce your contract value below $5,000, we reserve the right to seek additional instructions from you to either reduce the amount requested or request a full withdrawal. In such cases, if we do not receive additional instructions from you within seven days from the date we received your original request, we will process a withdrawal for the amount you originally requested and you will have 30 days from the date we process the withdrawal to bring your contract value up to at least $5,000. If your contract value has not reached $5,000 within 30 days, we will treat that as a request for a full withdrawal of your Contract, subject to any applicable surrender charges. We reserve the right to change these minimums.

Systematic Withdrawal Program

You may have automatic withdrawals of a specified dollar amount made monthly, quarterly, semi-annually or annually. We currently limit the total amount of these withdrawals in any contract year to an amount no greater than 10% of the total premiums paid into the Contract that have not been withdrawn in prior contract years and are subject to a surrender charge, plus 100% of total premiums paid into the Contract that have not been withdrawn and are no longer subject to a surrender charge, less any prior amount withdrawn from the Contract during that contract year. Each withdrawal must be for at least $100 and the remaining contract value must be at least $5,000. You may change the specified dollar amount or frequency of withdrawals or stop the Systematic Withdrawal Program at any time upon notice to us. We will make systematic withdrawals from subaccounts in the same proportion as the subaccounts bear to your contract value.

We reserve the right to restrict the maximum amount that may be withdrawn each year under the Systematic Withdrawal Program and to make any other changes to this program at any time.

The Systematic Withdrawal Program will end if the systematic withdrawals, when added to prior lump sum withdrawals from the Contract in the same contract year, exceed the “free withdrawal amount” described under “When and How Withdrawals are Made” above.

Surrenders

At any time before the annuity date you may surrender the Contract through a full withdrawal. Any request to surrender the Contract must be in writing. The Contract (or an affidavit of a lost Contract) must be delivered to our Service Center. We will pay you an amount equal to the contract value as of the end of the valuation period when we process the surrender, minus any applicable surrender charge, minus any applicable contract fee, minus any applicable GMIB fee, and minus any applicable charge for premium taxes. (See “Charges and Deductions”.) Surrenders are subject to tax and, prior to age 59 1/2, may also be subject to a 10% Federal penalty tax. (See “Tax Information”.)

Signature Guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any surrenders over $250,000;
•	Certain surrenders on or within 15 days of an address change;
•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that contract owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file;
•	Any other transaction where we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion signature guarantee program. This includes many:

•	National and state banks
•	Savings banks and savings and loan associations;
•	Securities brokers and dealers; and
•	Credit Unions.

The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.

Payments to Contract Owners

We’ll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may delay any payment, or delay processing any annuity payment or transfer request if:

(a)	the New York Stock Exchange is closed;

(b)	trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;

(c)	the Securities and Exchange Commission declares that an emergency exists making it not reasonably practicable to dispose of securities held in the Separate Account or to determine the value of the Separate Account’s assets;

(d)	the Securities and Exchange Commission by order so permits for the protection of security holders; or

(e)	payment is derived from a check used to make a premium payment which has not cleared through the banking system.

If, pursuant to SEC rules, the Ready Assets Prime Money Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, then we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the Ready Assets Prime Money Subaccount until the Fund is liquidated.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Contract Changes

Requests to change the owner, beneficiary, annuitant, or annuity date of a Contract (if permitted) will take effect as of the date we receive such a request, unless we have already acted in reliance on the prior status. We are not responsible for the validity of such a request.

If you change the owner or annuitant on a Contract purchased through an IRA Account or Roth IRA Account with MLPF&S (i.e., for spousal continuation), the new owner must be less than 90 years old, and the new annuitant must be under 90 years old.

Death Benefit

General

Regardless of investment experience, the Contract provides a guaranteed minimum death benefit (“GMDB”) to the beneficiary if you die before the annuity date. (If an owner is an IRA Account or Roth IRA Account, then the death of the annuitant will be treated as the death of the owner.) Unless the owner has chosen the manner in which the death benefit is to be paid, we will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the Contract. (See “Annuity Options”.) However, if you die before the annuity date, Federal tax law may require us to distribute the entire contract value within five years of your date of death. Special rules may apply to a surviving spouse. (See “Tax Information”.)

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. For IRA Accounts and Roth IRA Accounts, we will pay the death benefit to the Account. For multiple beneficiaries, we will pay the first beneficiary to provide us with due proof of death their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving due proof of death. (See “Other Information – Abandoned or Unclaimed Property.)

If the age of an owner (or annuitant, if the owner is an IRA Account or Roth IRA Account) is misstated, any death benefit will be adjusted to reflect the correct age. Unless you irrevocably designated a beneficiary (except for an IRA Account or Roth IRA Account), you may change the beneficiary at any time before the annuity date.

Generally, death benefit proceeds are taxable to the extent of gain. (See “Tax Information”.)

Calculation of Death Benefit

The death benefit is equal to the greater of:

(i)	the contract value; or

(ii)	GMDB.

If you are under age 80 on the contract date, the GMDB equals the Maximum Anniversary Value GMDB. If you are age 80 or over on the contract date, the GMDB equals the Return of Premium GMDB.

Maximum Anniversary Value GMDB

The Maximum Anniversary Value GMDB is equal to the

greater of:

(i)     the premiums paid into the Contract less “adjusted” withdrawals from the Contract; or

(ii)    the Maximum Anniversary Value.

For the Maximum Anniversary Value GMDB formula, each “adjusted” withdrawal equals the amount withdrawn multiplied by the greater of [(a) or (b)] ÷ (c) where:

a = premiums paid into the Contract less previous “adjusted”
      withdrawals;

b = the Maximum Anniversary Value; and

c = the contract value.

Values for (a), (b), and (c) are calculated immediately prior to the withdrawal.

The Maximum Anniversary Value is equal to the greatest anniversary value for the Contract. An anniversary value is equal to the contract value on a contract anniversary increased by premium payments and decreased by “adjusted” withdrawals since that anniversary. “Adjusted” withdrawals are calculated according to the formula that appears immediately above this section.

To determine the Maximum Anniversary Value, we will calculate an anniversary value for each contract anniversary through the earlier of your attained age 80 or the anniversary on or prior to your date of death. If an owner is a non-natural person, then the annuitant’s age, rather than the owner’s, will be used.

We will calculate the Maximum Anniversary Value based on your age (or the age of the annuitant, if the owner is an IRA Account or Roth IRA Account) on the contract date. Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not reached attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is attained age 80 or over, we will use the Maximum Anniversary Value as of the anniversary on or prior to the ownership change, increased by premium payments and decreased by “adjusted” withdrawals since that anniversary.

For an example of the calculation of the Maximum Anniversary Value GMDB, see Appendix B.

Return of Premium GMDB

The Return of Premium GMDB is equal to:

(i)	premiums paid into the Contract less

(ii) “adjusted” withdrawals from the Contract.

For this formula, each “adjusted” withdrawal equals the amount withdrawn multiplied by (a) ÷ (b) where:

a = premiums paid into the Contract less previous “adjusted”
      withdrawals; and

b = the contract value.

Both (a) and (b) are calculated immediately prior to the withdrawal.

The payment of the death benefit is subject to our financial strength and claims-paying ability.

Spousal Continuation

If your beneficiary is your surviving spouse, your spouse, if eligible, may elect to continue the Contract if you die before the annuity date. If the Contract has a GMIB Rider at the time of spousal continuation, the Rider will also continue unless your spouse is ineligible for continuation under the terms of the Rider. For IRA Accounts and Roth IRA Accounts, the sole designated beneficiary of the Account must be your spouse in order to continue the Contract or the rider. Your spouse becomes the annuitant and the beneficiary until he or she names a new beneficiary. If the death benefit which would have been paid to the surviving spouse is greater than the contract value as of the date we determine the death benefit, we will increase the contract value of the continued Contract to equal the death benefit we would have paid to the surviving spouse. Your interest in each subaccount available at that time for allocations of premiums and transfers of contract value will be increased by the ratio of your contract value in each subaccount to your contract value prior to the increase.

Annuity Payments

We’ll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. When you first buy the Contract, the annuity date for Contracts purchased through an IRA Account or Roth IRA Account with MLPF&S is the older annuitant’s 95th birthday. However, you may specify an earlier annuity date. You may change the annuity date at any time before the annuity date. Keep in mind that you may need to take distributions or annuitize at age 70 1/2 to meet Federal minimum distribution requirements under a Contract purchased through an IRA Account. Until the annuity date, the contract value will fluctuate.

Generally, the annuity date for IRA Contracts is when the owner/annuitant reaches age 70 1/2. However, we will not require IRA Contracts to annuitize at age 70 1/2 if distributions from the Contract are not necessary to meet Federal minimum distribution requirements. For all Contracts, the annuity date must be at least twelve months after the contract date.

You may select from a variety of fixed annuity payment options, as outlined below in “Annuity Options.” If you don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option. We reserve the right to change the default annuity payment option at our discretion. You may change the annuity option before the annuity date. We reserve the right to limit annuity options available to IRA contract owners to comply with the IRC or regulations under it.

We calculate your annuity payments as of the annuity date, not the date when annuitization request forms are received at the Service Center. Until the annuity date, your contract value will fluctuate in accordance with the performance of the investment options you have selected. We determine the dollar amount of annuity payments by applying your contract value on the annuity date, less any applicable charges and any applicable premium taxes, to our then current annuity purchase rates. Purchase rates show the amount of periodic payment that a $1000 value buys. These rates are based on the annuitant’s age and sex (where permitted) at the time payments begin. The rates will never be less than those shown in the Contract.

If the age and/or sex of the annuitant was misstated to us, resulting in an incorrect calculation of annuity payments, we will adjust future annuity payments to reflect the correct age and/or sex. We will deduct any amount we overpaid as the result of a misstatement from future payments with interest at an annual rate not to exceed the maximum permitted in your state. Likewise, if we underpaid any amount as the result of a misstatement, we will correct it with the next payment with interest at an annual rate not to exceed the maximum permitted in your state.

If the contract value on the annuity date after the deduction of any applicable premium taxes is less than $5,000, we may cash out your Contract in a lump sum. If any annuity payment would be less than $50 (or a different minimum amount, if required by state law), we may change the frequency of payments so that all payments will be at least $50 (or the minimum amount required by state law). For IRA Accounts and Roth IRA Accounts, we will make annuity payments directly to the Account.

Annuity Options

We currently provide the following fixed annuity payment options. After the annuity date, your Contract does not participate in the performance of the Separate Account. We may in the future offer more options. Once you begin to receive annuity payments, you cannot change the payment option, payment amount, or the payment period. Please note that there is no guarantee that aggregate payments under any of these annuity options will equal the total premiums paid. Please note that the annuity payment options without a life contingency (e.g., payments of a fixed amount) may not satisfy required minimum distribution rules. Consult a tax advisor before electing one of these options. If you or the annuitant dies while guaranteed payments remain unpaid, several options provide the ability to take the present value of future guaranteed payments in a lump sum.

How We Determine Present Value of Future

Guaranteed Annuity Payments

Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum, we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

Payments of a Fixed Amount

We will make equal payments in an amount you choose until the sum of all payments equals the contract value applied, increased for interest credited. The amount you choose must provide at least five years of payments. These payments don’t depend on the annuitant’s life. For IRA Accounts and Roth IRA Accounts, if the annuitant dies before the guaranteed amount has been paid, the beneficiary may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. For IRA Contracts (noncustodial), if the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Payments for a Fixed Period

We will make equal payments for a period you select of at least five years. These payments don’t depend on the annuitant’s life. For IRA Accounts and Roth IRA Accounts, if the annuitant dies before the end of the period, the beneficiary may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. For IRA Contracts (noncustodial), if the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Life Annuity

We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant’s death. This option is a “pure” life annuity. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for either 5, 10, 15, or 20 years as you selected. For IRA Accounts and Roth IRA Accounts, if the annuitant dies before the guaranteed period ends, the beneficiary may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. For IRA Contracts (noncustodial), if the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Life Annuity With Guaranteed Return of Contract Value

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the contract value applied. For IRA Accounts and Roth IRA Accounts, if the annuitant dies while guaranteed amounts remain unpaid, the beneficiary may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed amount in a lump sum. For IRA Contracts (noncustodial), if the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed amount in a lump sum.

Joint and Survivor Life Annuity

We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. This option is a “pure” life annuity. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

Joint and Survivor Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years

We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for either 5, 10, 15, or 20 years as you selected. For IRA Accounts and Roth IRA Accounts, if the annuitant and the designated second person die before the end of the period, the beneficiary and designated secondary person may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. For IRA Contracts (noncustodial), if the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Individual Retirement Account Annuity

This annuity option is available only to IRA Contract owners. Payments will be made annually based on either (a) the life expectancy of the annuitant; (b) the joint life expectancy of the annuitant and his or her spouse; (c) the life expectancy of the surviving spouse if the annuitant dies before the annuity date. Each annual payment will be determined in accordance with the applicable Internal Revenue Service regulations. Each subsequent payment will be made on the anniversary of the annuity date. Interest will be credited at our current rate for this option. On the death of the measuring life or lives prior to full distribution of the remaining value, we will pay that value to the beneficiary in a lump sum.

Guaranteed Minimum Income Benefit

General

The Guaranteed Minimum Income Benefit (“GMIB”) is a feature that offers you the future ability to receive guaranteed minimum monthly fixed payments if you annuitize under the terms and conditions of the Rider. If you elect the GMIB, you can know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or additional premium payments, regardless of fluctuating market conditions. You must annuitize under the terms and conditions of the GMIB Rider to obtain any benefit from the GMIB. If you do not annuitize under the terms and conditions of the GMIB Rider, the fees collected for this benefit will not be refunded.

There is a waiting period of 10 years that must elapse before you can exercise the GMIB. Because of this restriction, you should not purchase the GMIB Rider if you are over age 60 at issue and may need to annuitize the Contract at age 70 1/2 to meet Required Minimum Distributions for IRAs.

If you decide that you want the protection offered by the GMIB, you must elect the feature at issue. The effective date of the GMIB Rider is the contract date. For payment of any GMIB benefit under a joint and survivor life annuity, you will be asked to designate a second person, referred to as the joint annuitant, at issue. You cannot elect GMIB if the older of the annuitant or joint annuitant is older than age 75 on the contract date. Once elected, you may not cancel the GMIB Rider. The GMIB Rider will be terminated upon full surrender, annuitization, or death. The GMIB Rider will also terminate if the annuitant or joint annuitant is changed and, on the contract date, the new annuitant was older than age 75.

We may refuse to accept any additional premium payments if such payments would cause the sum of all premiums paid to us under all annuity contracts with a GMIB Rider having the same older of the annuitant or joint annuitant to exceed $2,000,000.

This feature is not available in Minnesota.

How We Determine the Amount of Your Minimum Guaranteed Income

If you elect the GMIB, we base the amount of minimum income available to you upon the application to the GMIB Benefit Base (less applicable premium taxes) of the GMIB payout rates shown in the Annuity Option Tables attached to the GMIB Rider (“GMIB payout rates”). The GMIB Benefit Base is only used to calculate the GMIB, and does not establish or guarantee a contract value, cash value, minimum death benefit or a minimum return for any subaccount. Because the GMIB payout rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB Rider guarantees may be less than the amount of income that would be provided by applying the contract value (less applicable premium taxes) on your annuity date to then-current annuity payout rates for the same annuity option. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB Rider as a payment “floor”. Your amount of lifetime income, however, will not be less than it would be if we applied your contract value (less applicable premium taxes) on the exercise date to then-current annuity payout rates for the same annuity option. Annuity payout rates depend on the sex (when permissible) and attained age of the annuitant(s).

Your GMIB Benefit Base increases if you make subsequent premiums and decreases if you withdraw money from your Contract. The GMIB Benefit Base is equal to the greater of:

(1)	the GMIB Maximum Anniversary Value; and

(2)	GMIB Premiums Compounded at 5%.

GMIB Maximum Anniversary Value. To determine the GMIB Maximum Anniversary Value, we will calculate an anniversary value for the contract date and for each contract anniversary through the earlier of the contract anniversary on or following the 80th birthday of the older of the annuitant or joint annuitant and the date you exercise the GMIB. An anniversary value is equal to the contract value on the contract date and on each contract anniversary, increased by premiums and decreased by “adjusted” withdrawals since the contract date or that anniversary. The GMIB Maximum Anniversary Value is equal to the greatest of these anniversary values.

Each “adjusted” withdrawal equals the amount withdrawn multiplied by the GMIB Maximum Anniversary Value divided by the contract value, both of which are determined immediately prior to the withdrawal.

GMIB Premiums Compounded at 5%. GMIB Premiums Compounded at 5% equals (i) minus (ii) where:

(i)	equals premiums paid with interest compounded daily from the date received; and

(ii)	equals “adjusted” withdrawals from the Contract with interest compounded daily from the date of each withdrawal.

Interest in (i) and (ii) above accrues at the annual rate of 5% until the earlier of the contract anniversary on or following the 80th birthday of the oldest annuitant or joint annuitant or the date you exercise the GMIB.

Each “adjusted” withdrawal equals the amount withdrawn multiplied by an adjustment factor. To determine the adjustment factor, we calculate the total of all withdrawals during the Contract Year, including any currently requested withdrawal. If the total of all withdrawals since the previous Contract Anniversary is less than or equal to the Benefit Base Rate times the Premium Benefit Base as of the previous Contract Anniversary, the adjustment factor is equal to 1.0 divided by 1 plus the Benefit Base Rate raised to a fraction. The fraction is equal to the number of days remaining in the Contract Year, excluding leap day, divided by 365.

Any withdrawal that causes the total of all withdrawals since the beginning of the contract year, including the currently requested withdrawal, to exceed 5% of the GMIB Premiums Compounded at 5% at the beginning of that contract year will be “adjusted” so that it reduces the GMIB Premiums Compounded at 5% proportionally. The adjustment is determined by multiplying the withdrawal by the ratio of the GMIB Premiums Compounded at 5% to the contract value, where both values are calculated immediately prior to the withdrawal. The adjustment may cause the GMIB Premiums Compounded at 5% to be reduced by more than the amount of the withdrawal.

Electing to Receive Income Payments

You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th contract anniversary. After the waiting period, you may only exercise the GMIB on a contract anniversary or within the 30 days immediately following that contract anniversary. The last timeframe within which you can exercise the GMIB begins on the contract anniversary on or following the 85th birthday of the oldest annuitant or joint annuitant named at any time under the GMIB Rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow you to elect the Rider if the older of the annuitant or joint annuitant is older than age 75 on the contract date. If you annuitize your Contract at any time other than during a permitted exercise period (even if necessary to meet Required Minimum Distributions for IRAs), the GMIB is not available. For example, you cannot exercise the Rider if you annuitize your Contract twelve and one-half years after you purchase the Contract or seven years after you purchase the Contract.

You are not required to use the GMIB to receive annuity payments. However, we will not refund fees paid for the GMIB if you annuitize outside of the terms and conditions of the GMIB Rider. You may never need to rely upon the GMIB, which should be viewed as a payment “floor”. The annuity options available when using the GMIB to receive your fixed income are limited to the following:

•	Life Annuity

•	Joint and Survivor Life Annuity

•	Life Annuity with Payments Guaranteed for 10 Years

•	Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years

If you select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payment Guaranteed for 10 years, the designated second person is deemed to be the joint annuitant for purposes of the GMIB Rider.

Change of Annuitant

If a joint annuitant is changed and, on the contract date, the new annuitant was older than age 75, the GMIB Rider will terminate. Otherwise, if the new annuitant’s age on the contract date was older than the current age of the oldest annuitant or joint annuitant, we will reset the last timeframe within which you can exercise the GMIB based on the new annuitant’s age. If the last day of that timeframe is earlier than the effective date of the change of annuitant, the GMIB Rider will terminate.

Federal tax law requires that under an IRA, the owner must be the annuitant. These tax laws may limit your right to change the annuitant or joint annuitant, which you would otherwise have under the GMIB Rider. Consult a tax advisor.

If a joint annuitant is changed and, on the contract date, the new annuitant was older than the previous oldest annuitant or joint annuitant, and if the current date to which the GMIB Benefit Base accrues is later than the effective date of the change of annuitant, we will use the new annuitant’s age to recalculate the date to which the GMIB Benefit Base accrues. The new date to which the GMIB Benefit Base accrues will be the later of the recalculated date and the effective date of the change of annuitant.

GMIB Fee

We charge a fee for the GMIB Rider that compensates us for the risks we assume in providing this benefit. (See “Guaranteed Minimum Income Benefit Fee”.)

Termination of the GMIB Rider

The GMIB Rider will terminate on the earliest of:(1) the 31st day following the contract anniversary on or following age 85 of the oldest annuitant or joint annuitant named at any time under the GMIB Rider; (2) exercise of the GMIB Rider; (3) termination of the Contract due to full surrender, annuitization, or death; or (4) a change of annuitant that causes the GMIB Rider to terminate as described above under “Change of Annuitant.” The GMIB Rider will not terminate at death if your beneficiary is your surviving spouse and elects to continue the Contract as long as the surviving spouse would be eligible to continue the GMIB as described under “Change of Annuitant” above.

The payment of the GMIB is subject to our financial strength and claims-paying ability.

Gender-Based Payout Rates

Generally, the Contract provides for gender-based payout rates when life annuity options are chosen. However, in Montana, which has regulations prohibiting gender-based rates, blended unisex payout rates will be applied to both male and female annuitants. Unisex payout rates will provide the same annuity payments for male or female annuitants that are the same age on their annuity dates.

Employers and employee organizations considering purchase of the Contract should consult with their legal advisor to determine whether purchasing a Contract containing gender-based payout rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer such contract owners Contracts containing unisex payout rates.

TAX INFORMATION

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. The federal income tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the contract. You should consult your own tax adviser about your own circumstances.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. If you invest in a variable annuity as an IRA Contract, your contract is called a qualified contract. The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan. We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the contract. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Tax Status of the Contract

You may purchase the Contract as a traditional IRA Contract or through an established IRA Account or Roth IRA Account with MLPF&S. You should be aware that if you purchase the Contract as an investment vehicle for an IRA Account or Roth IRA Account, you may pay fees in excess of those that you would otherwise pay if the publicly available mutual funds available under the Contract are purchased by the IRA Account or Roth IRA Account directly from the mutual fund provider. If you purchase the Contract for use as an investment vehicle for an IRA Account or Roth IRA Account, the Contract is unlikely to satisfy diversification and owner control requirements under Federal tax law to be treated as an annuity contract for Federal tax purposes. Tax-deferral will be dependent upon continued qualification of your IRA Account or Roth IRA Account. The tax treatment associated with withdrawals, transfers, assignments, and surrenders under the Contract is uncertain when the Contract is held by an IRA Account or Roth IRA Account. For further information, please consult a tax advisor.

Taxation of Annuities

Annuity Payments

Although tax consequences may vary depending on the annuity option selected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds

Amounts may be paid from a Contract because the owner or annuitant (if the owner is an IRA Account or Roth IRA Account) has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the Contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments.

Withdrawals

In the case of a withdrawal, a ratable portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total contract value. Your “investment in the contract” generally equals the amount of any non-deductible or after-tax contributions made by you or on your behalf. In some cases, your “investment in the contract” can be zero. If you purchase an optional rider, although it is not clear, we intend to determine the amount taxable when a withdrawal is made in the foregoing manner under all of the optional riders available under the Contract.

Individual Retirement Programs

Traditional IRAs

Section 408 of the IRC permits eligible individuals to contribute to an individual retirement program known as an “IRA.” This Contract is available for purchase either as an IRA Contract or through an established IRA Account with MLPF&S. An individual may make annual contributions of up to the lesser of the limit specified in the IRC or 100% of compensation includible in the individual’s gross income. The contributions may be deductible in whole or in part, depending on the individual’s income. The individual may be eligible for a non-refundable tax credit with respect to a percentage of the contributions depending on the individual’s filing status and income. Distributions from certain eligible employer plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your adoption agreement or consult a tax advisor for more information about these distribution rules. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Roth IRAs

A Contract is available for purchase by an individual who has separately established a Roth IRA Account with MLPF&S. Roth IRAs, as described in section 408A of the IRC, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. An individual may make annual contributions to a Roth IRA of up to the lesser of the limit specified in the IRC or 100% of compensation includible in the individual’s gross income. The individual may be eligible for a non-refundable tax credit with respect to a percentage of the contributions depending on the individual’s filing status and income. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. You may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Other Tax Issues For IRAs and Roth IRAs

Total annual contributions to all of an individual’s IRAs and Roth IRAs may not exceed the limit specified in the IRC or 100% of the compensation includible in the individual’s gross income. Distributions from an IRA or Roth IRA generally are subject to withholding for the participant’s Federal income tax liability. The withholding rate varies according to the type of distribution and the owner’s tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.

We make no guarantees regarding the tax status of any contract and do not intend this discussion as tax advice. Please consult a tax advisor for more information. The IRS has not reviewed the Contract for qualification as an IRA or Roth IRA, and has not addressed in a ruling of general applicability whether death benefit provisions in the Contract comport with IRA and Roth IRA qualification requirements.

For IRAs and IRA Accounts, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. Roth IRA Accounts do not require distributions at any time prior to the owner’s death. Required minimum distribution (“RMD”) rules also apply upon death of the IRA, IRA Account or Roth IRA Account owner. The Treasury made changes to the RMD rules, which may impact the amount of RMD, if any, you must take. Specifically, if your qualified annuity provides a guaranteed benefit (GMDB or GMIB), the actuarial present value of the benefit(s) you elected may be included in your total RMD calculation.

“Eligible rollover distributions” from section 401(a), 403(a), 403(b), and governmental 457 plans are subject to a mandatory federal Income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’ spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Why Must the Contracts Only Be Purchased as IRAs or Through IRA Accounts or Roth IRA Accounts?

You may only purchase this Contract as an IRA Contract or through an established IRA Account or Roth IRA Account with MLPF&S. If we issued this Contract other than as IRA Contracts or through IRA Accounts or Roth IRA Accounts, the Contracts would not be treated as annuity contracts for Federal income tax purposes and would therefore be taxed currently.

Variable annuity contracts (other than certain qualified contracts, including those that qualify as IRAs) are generally not treated as annuities for Federal income tax purposes and thus lose their tax-deferred character if they do not satisfy certain diversification requirements set forth in section 817(h) of the IRC or if the owner can exercise control over the underlying investments. Investing in mutual fund shares that are “publicly available,” i.e., shares of mutual funds that can be purchased directly without purchasing a variable annuity or life insurance contract, is incompatible with these requirements. The mutual funds available through the Contracts are publicly available.

Accordingly, standing alone, the Contracts would not be treated as annuity contracts for Federal income tax purposes. However, this does not mean that an individual purchasing a Contract either as an IRA Contract or through an IRA Account or Roth IRA Account will be taxed currently on the Contract’s earnings.

•

If a Contract is purchased through an IRA Account or Roth IRA Account, that Account should itself be exempt from current taxation until distributions occur, in accordance with the rules governing IRA Accounts and Roth IRA Accounts discussed above, as long as the Account continues to qualify as an IRA or Roth IRA. As a result, tax deferral of a Contract that is purchased through such an Account will be dependent solely upon the continued qualification of the Account as an IRA or Roth IRA.

•

Contracts that qualify as IRAs are not subject to restrictions against investing in publicly available mutual funds or to the requirements of section 72(s). However, they must satisfy other requirements in order to qualify as IRAs. We believe that Contracts purchased as IRAs will satisfy the applicable requirements and will therefore be exempt from current taxation until distributions occur, in accordance with the rules described above governing the Federal income tax treatment of IRAs.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. While distributions from qualified contracts are not subject to the tax, such distributions may be includible in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified contract could cause your other investment income to be subject to the tax. Please consult a tax adviser for more information.

Same Sex Relationships

Section 3 of the Federal Defense of Marriage Act was recently ruled unconstitutional and the Internal Revenue Service adopted a rule in response thereto recognizing the marriage of same sex individuals validly entered into in a jurisdiction that authorizes same sex marriages, even if the individuals are domiciled in a jurisdiction that does not recognize the marriage. The Internal Revenue Service also ruled that the term “spouse” does not include an individual who has entered into a registered domestic partnership, civil union, or other similar relationship that is not denominated as a marriage under the laws of that jurisdiction. The Company intends to administer the contract consistent with these rulings until further guidance is provided. Therefore, exercise of the spousal continuation provisions of this contract or any riders by persons who do not meet the definition of “spouse” under federal law – e.g., domestic and civil union partners - may have adverse tax consequences.

Please note the jurisdiction where you are domiciled may not recognize same sex marriage which may limit your ability to take advantage of certain benefits provided to spouses under the contract. There are several unanswered questions regarding the scope and impact of this ruling and the subsequent guidance provided by the Internal Revenue Service. Please consult a tax adviser for more information on this subject.

Withholding

Annuity distributions usually are subject to withholding for the recipient’s Federal income tax liability at rates that vary according to the type of distribution, the type of qualified plan, and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2013, the federal estate tax, gift tax and generation skipping transfer (“GST”) tax exemptions and maximum rates are $5,000,000 indexed for inflation (currently $5,340,000) and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. - source income that is generally subject to United Stated federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Foreign Account Tax Compliance Act (“FATCA”)

Beginning in July of 2014, we may be required to withhold at a rate of 30% under FATCA on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective foreign entities are advised to consult with a competent tax adviser regarding the application of FATCA to their particular situation.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the contract.

We have the right to modify the contract to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

Possible Charge For Our Taxes

Currently we don’t charge the Separate Account for any Federal, state, or local taxes on them or the Contracts (other than premium taxes), but we reserve the right to charge the Separate Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Foreign Tax Credits

To the extent that any Fund makes the appropriate election, certain foreign taxes paid by the Fund will be treated as being paid by the Company, which may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the contract owners.

OTHER INFORMATION

Financial Condition of the Company

We pay the benefits under your Contract from our general account assets and/or from your contract value held in the Separate Account. It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for account value allocated to the subaccounts. Your contract value in the subaccounts is part of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. Any guarantees under the Contract that exceed your contract value, such as those associated with any death benefit riders or living benefit riders, are paid from our general account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. For additional information about the Company, please see our Annual Report on Form 10-K, which is available on our website at www.transamericaannuities.com/Merrill Lynch.aspx.

Notices and Elections

To be effective, all notices, choices, and changes you make under the Contract must be in “good order.” “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information, and supporting legal documentation we require in order to effect the transaction (including spousal consent, if applicable). The instructions must be provided by you or your representative, if authorized by you in writing. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Service Center specified in the Definitions. We reserve the right to reject electronic transactions that do not meet our requirements.

If we have received proper telephone authorization, you may make the following choices via telephone:

1.	Transfers

2.	Premium allocation

3.	Withdrawals, other than full surrenders

4.	Requests to change the annuity date

We will use reasonable procedures to confirm that a telephone request is proper. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for losses resulting from telephone requests that we believe are genuine.

Because telephone transactions will be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your Financial Advisor’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider requests to be received the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

Voting Rights

We own all Fund shares held in the Separate Account. As the owner, we have the right to vote on any matter put to vote at any Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Contracts by following instructions we receive from you. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We’ll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the annuity date. You may give voting instructions concerning:

(1)	the election of a Fund’s Board of Directors;

(2)	ratification of a Fund’s independent accountant;

(3)	approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;

(4)	any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and

(5)	any other matter requiring a vote of the Fund’s shareholders.

Reports to Contract Owners

At least once each contract year before the annuity date, we will send you information about your Contract. It will provide your Contract’s current number of accumulation units in each subaccount, the value of each accumulation unit of each subaccount, and the contract value.

You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.

Selling the Contract

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the Contracts. Distributor offers the Contracts through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, Inc., licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents.

We pay commissions to the Merrill Lynch Life Agencies for sales of the Contracts by the Financial Advisors. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the Contracts, and the Distributor pays the Financial Advisors a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the Contracts. Distributor also compensates Retirement Solution Specialists (formerly known as District Annuity Specialist), who provide training and marketing support to Financial Advisors in a specific geographic region and whose compensation is based on sales in that region. Sales of the Contracts will help Retirement Solution Specialists meet their sales goals and affects their total compensation.

The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 5.00% of each premium and up to 1.00% of contract value per year. In addition, the maximum commission paid to the Merrill Lynch Life Agencies on the annuity date is 4.00% of contract value. The maximum commission payable to Financial Advisors for Contract sales is 2.25% of each premium and up to 0.50% of contract value per year. In addition, on the annuity date, the maximum commission payable to the Financial Advisors is 1.50% of contract value not subject to a sales charge.

Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Retirement Solution Specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Sales of the Contracts may help Financial Advisors, their branch managers, and Retirement Solution Specialists qualify for such benefits. Distributor’s Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Distributor does not currently sell the Contracts through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than the various Merrill Lynch Life Agencies and the Financial Advisors; however, commissions paid to selling firms and their sales representatives will not exceed those described above.

Commissions and other incentives or payments described above are not charged directly to Contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

State Regulation

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we’re licensed to do business.

We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The Arkansas Insurance Department, in conjunction with the National Association of Insurance Commissioners, conducts a full examination of our operations periodically.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance contracts) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Contract and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had or will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Experts

The financial statements of Transamerica Advisors Life Insurance Company as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013 have been audited by Ernst & Young LLP, an independent registered public accounting firm. The financial statements of the Merrill Lynch Life Variable Annuity Separate Account D as of December 31, 2013, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Both financial statements are incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Ernst  & Young LLP, is 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309.

Registration Statements

Registration Statements that relate to the Contract and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission’s principal office in Washington, D.C., upon payment of a prescribed fee.

ACCUMULATION UNIT VALUES

(Condensed Financial Information)

		Beginning AUV	Ending AUV	# Units
Invesco American Franchise Fund Sub-Account inception September 13, 2013	2013	$10.000000	$11.368403	67,892.423
Invesco Charter Fund – Class A Sub-Account inception April 10, 2006	2013 2012 2011 2010 2009 2008 2007 2006	$12.61 $11.30 $11.46 $10.74 $8.36 $11.84 $11.06 $10.12	$15.977412 $12.61 $11.30 $11.46 $10.74 $8.36 $11.84 $11.06	1,018,565.164 963,814.4 1,137,191.5 1,393,066.7 1,303,692.3 8,749,968.2 39,854.7 39,727.5
AllianceBernstein Growth and Income Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$18.00 $15.52 $14.89 $13.33 $11.17 $19.10 $18.34 $15.89 $15.51 $14.04 $10.80 $10.00	$23.865266 $18.00 $15.52 $14.89 $13.33 $11.17 $19.10 $18.34 $15.89 $15.51 $14.04 $10.80	145,911.981 148,916.9 184,316.5 125,147.5 220,696.7 162,592.4 172,963.4 1,085,800.2 1,478,065.4 226,782.1 139,230.5 19,909.3
AllianceBernstein Large Cap Growth Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$18.49 $15.86 $16.21 $15.01 $10.77 $15.97 $14.22 $14.54 $12.91 $12.09 $9.98 $10.00	$24.987246 $18.49 $15.86 $16.21 $15.01 $10.77 $15.97 $14.22 $14.54 $12.91 $12.09 $9.98	126,396.001 137,559.2 152,817.4 160,787.1 6,439,680.2 148,422.8 864,771.4 191,517.5 450,951.2 180,052.3 187,530.9 4,893.8
AllianzGI NFJ Small-Cap Value Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$27.10 $24.88 $24.68 $20.02 $16.36 $22.54 $21.53 $18.39 $16.89 $13.90 $10.82 $10.00	$35.185022 $27.10 $24.88 $24.68 $20.02 $16.36 $22.54 $21.53 $18.39 $16.89 $13.90 $10.82	217,742.960 288,656.7 366,810.8 528,047.1 606,716.9 941,257.8 857,488.1 1,728,146.3 2,295,699.2 2,179,268.9 1,151,921.7 165,937.9
AllianzGI NFJ Mid-Cap Value Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$24.25 $21.30 $21.85 $18.37 $13.93 $23.54 $22.60 $20.44 $21.49 $18.84 $12.04 $10.00	$31.582059 $24.25 $21.30 $21.85 $18.37 $13.93 $23.54 $22.60 $20.44 $21.49 $18.84 $12.04	125,052.828 150,628.3 177,188.8 209,306.3 238,623.6 279,448.0 298,596.2 380,768.8 440,337.0 487,683.6 999,354.3 15,350.9

		Beginning AUV	Ending AUV	# Units
American Century Equity Income Fund – A Class Shares Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$18.67 $17.00 $16.67 $14.95 $13.53 $17.18 $17.16 $14.58 $14.45 $13.04 $10.66 $10.00	$21.985518 $18.67 $17.00 $16.67 $14.95 $13.53 $17.18 $17.16 $14.58 $14.45 $13.04 $10.66	352,433.936 371,966.3 362,497.9 313,009.1 321,215.6 564,802.3 801,349.2 2,720,693.1 537,691.5 3,818,985.4 2,341,043.9 41,399.1
The Bond Fund of AmericaSM – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$15.10 $14.45 $13.74 $12.97 $11.43 $13.21 $12.94 $12.38 $12.30 $11.77 $10.63 $10.00	$14.611873 $15.10 $14.45 $13.74 $12.97 $11.43 $13.21 $12.94 $12.38 $12.30 $11.77 $10.63	933,573.517 1,259,770.4 1,563,373.2 2,312,473.8 2,780,919.1 4,149,218.6 3,321,635.1 3,380,114.3 8,133,730.1 5,293,819.5 1,932,638.1 61,675.3
The Growth Fund of America® – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$20.49 $17.23 $18.35 $16.55 $12.47 $20.73 $18.93 $17.29 $15.33 $13.88 $10.58 $10.00	$27.066054 $20.49 $17.23 $18.35 $16.55 $12.47 $20.73 $18.93 $17.29 $15.33 $13.88 $10.58	2,331,356.962 2,908,814.9 3,574,190.5 5,036,187.6 5,871,115.3 6,573,314.1 7,315,792.6 9,562,093.0 12,815,076.6 13,398,737.2 4,784,708.3 454,315.3
The Income Fund of America® – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$20.27 $18.34 $17.60 $15.92 $12.96 $18.48 $18.04 $15.18 $14.87 $13.33 $10.78 $10.00	$23.661746 $20.27 $18.34 $17.60 $15.92 $12.96 $18.48 $18.04 $15.18 $14.87 $13.33 $10.78	1,087,841.247 1,414,515.1 1,672.538.3 2,300,623.6 2,678,062.7 3,053,217.2 3,707,777.7 4,885,197.0 9,024,136.3 5,095,364.9 2,006,955.5 100,198.6
The Investment Company of America® – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$17.88 $15.67 $16.16 $14.77 $11.76 $18.26 $17.46 $15.26 $14.46 $13.35 $10.70 $10.00	$23.374189 $17.88 $15.67 $16.16 $14.77 $11.76 $18.26 $17.46 $15.26 $14.46 $13.35 $10.70	37,465.535 2,212,008.6 2,669,964.9 3,678,958.7 4,204,303.5 4,727,622.4 6,191,209.8 6,171,046.2 6,933,257.7 6,752,902.0 4,035,518.7 392,374.2

		Beginning AUV	Ending AUV	# Units
BlackRock Basic Value Fund, Inc. – Investor A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$18.55 $16.52 $17.25 $15.51 $12.05 $19.26 $19.33 $16.00 $15.65 $14.39 $11.01 $10.00	$25.263476 $18.55 $16.52 $17.25 $15.51 $12.05 $19.26 $19.33 $16.00 $15.65 $14.39 $11.01	767,387.698 1,265,182.2 1,702,119.7 1,979,223.9 795,553.3 1,404,158.9 984,851.2 1,086,705.6 1,197,883.2 1,215,306.9 771,867.1 78,068.6
BlackRock Total Return Fund – Investor A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$13.85 $12.78 $12.42 $11.46 $10.02 $11.47 $11.13 $10.85 $10.80 $10.52 $10.19 $10.00	$13.597762 $13.85 $12.78 $12.42 $11.46 $10.02 $11.47 $11.13 $10.85 $10.80 $10.52 $10.19	264,520.952 316,223.3 368,027.6 418,404.6 502,601.3 485,644.9 3,503,904.8 634,248.9 3,689,283.4 2,931,091.5 1,529,013.7 112,099.5
BlackRock Capital Appreciation Fund, Inc. – Investor A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$16.53 $14.70 $16.39 $13.91 $10.32 $17.20 $14.53 $14.19 $13.18 $12.53 $9.92 $10.00	$21.829430 $16.53 $14.70 $16.39 $13.91 $10.32 $17.20 $14.53 $14.19 $13.18 $12.53 $9.92	1,203,050.962 2,104,234.5 2,549,877.7 2,694,509.1 775,293.0 1,471,840.2 725,040.2 847,378.6 824,604.1 865,294.7 603,188.7 79,464.6
BlackRock U.S. Government Bond Portfolio Sub-Account inception July 15, 2011	2013 2012 2011	$10.41 $10.30 $10.00	$10.016910 $10.41 $10.30	3,006,374.162 3,234,239.1 2,485,288.3
BlackRock Global Allocation Fund, Inc. – Investor A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$25.20 $23.21 $24.41 $22.51 $18.75 $23.91 $20.76 $18.14 $16.65 $14.76 $11.00 $10.00	$28.465103 $25.20 $23.21 $24.41 $22.51 $18.75 $23.91 $20.76 $18.14 $16.65 $14.76 $11.00	2,298,680.810 2,725,071.5 3,150,517.8 3,544,661.8 3,820,005.8 3,028,089.4 3,845,608.1 3,006,924.7 5,113,366.7 6,684,383.2 3,197,836.6 62,822.3
BlackRock S&P 500 Stock Fund – Investor A Sub-Account inception April 19, 2013	2013	$10.000000	$11.918214	700,052.479
BlackRock Value Opportunities Fund – Investor A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$20.39 $18.25 $19.01 $15.02 $11.92 $20.55 $21.11 $19.08 $17.60 $15.63 $11.18 $10.00	$28.658609 $20.39 $18.25 $19.01 $15.02 $11.92 $20.55 $21.11 $19.08 $17.60 $15.63 $11.18	288,088.416 354,796.9 446,934.7 522,909.9 630,794.6 739,276.5 779,731.8 1,244,052.9 1,175,567.3 998,205.5 723,625.0 86,822.7

		Beginning AUV	Ending AUV	# Units
Davis New York Venture Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$17.75 $15.95 $16.97 $15.34 $11.76 $19.87 $19.18 $16.88 $15.45 $13.93 $10.66 $10.00	$23.578728 $17.75 $15.95 $16.97 $15.34 $11.76 $19.87 $19.18 $16.88 $15.45 $13.93 $10.66	1,093,263.238 1,422,214.3 1,983,344.2 2,413,757.9 6,615,512.0 1,965,171.9 2,508,875.7 5,623,721.6 3,214,104.9 3,776,402.3 1,085,209.0 111,120.6
Delaware Smid Cap Growth Fund Sub-Account inception October 8, 2010	2013 2012 2011 2010	$13.15 $12.07 $11.32 $10.00	$18.276647 $13.15 $12.07 $11.32	213,190.836 306,464.0 393,843.6 471,897.7
Fidelity® Advisor Equity Growth Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$16.82 $14.92 $15.12 $12.39 $9.82 $18.75 $15.04 $14.30 $13.75 $13.54 $10.39 $10.00	$22.516197 $16.82 $14.92 $15.12 $12.39 $9.82 $18.75 $15.04 $14.30 $13.75 $13.54 $10.39	126,358.145 162,816.4 160,606.2 147,668.6 160,189.1 3,793,880.0 6,563,156.0 91,830.4 103,830.3 121,321.5 77,230.5 8,835.4
Fidelity® Advisor Stock Selector Mid Cap Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$20.97 $17.81 $19.01 $15.53 $10.72 $22.78 $21.05 $18.83 $17.60 $15.37 $10.81 $10.00	$27.096112 $20.97 $17.81 $19.01 $15.53 $10.72 $22.78 $21.05 $18.83 $17.60 $15.37 $10.81	60,091.755 72,876.0 80,862.9 105,571.0 115,147.0 136,602.7 157,359.8 191,676.7 214,413.9 279,755.8 373,120.9 28,726.2
Fidelity® Advisor Overseas Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$19.02 $15.96 $19.68 $17.63 $14.14 $25.15 $21.77 $18.54 $16.43 $14.73 $10.34 $10.00	$24.536162 $19.02 $15.96 $19.68 $17.63 $14.14 $25.15 $21.77 $18.54 $16.43 $14.73 $10.34	97,225.388 115,361.7 132,438.6 166,609.3 204,957.1 237,131.1 235,192.5 226,954.6 254,246.1 240,353.6 69,498.3 829.2
Lord Abbett Bond-Debenture Fund, Inc. – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$20.65 $18.47 $18.01 $16.16 $12.08 $15.35 $14.76 $13.61 $13.58 $12.67 $10.67 $10.00	$21.970114 $20.65 $18.47 $18.01 $16.16 $12.08 $15.35 $14.76 $13.61 $13.58 $12.67 $10.67	539,603.376 611,492.1 675,495.1 798,270.1 911,794.1 915,564.4 1,117,881.5 1,541,598.6 1,828,156.0 1,765,245.3 839,591.3 45,977.8

		Beginning AUV	Ending AUV	# Units
Lord Abbett Mid Cap Stock Fund, Inc. – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$19.27 $17.05 $17.99 $14.51 $11.61 $19.42 $19.57 $17.64 $16.52 $13.49 $10.94 $10.00	$24.792620 $19.27 $17.05 $17.99 $14.51 $11.61 $19.42 $19.57 $17.64 $16.52 $13.49 $10.94	571,038.839 663,549.3 816,285.4 1,000,850.0 1,211,833.8 1,380,960.7 1,556,890.0 2,978,848.5 2,655,941.1 2,241,375.3 1,105,311.7 365,369.5
Ready Assets Prime Money Fund Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$10.29 $10.43 $10.56 $10.70 $10.81 $10.68 $10.32 $10.01 $9.89 $9.93 $10.00 $10.00	$10.160546 $10.29 $10.43 $10.56 $10.70 $10.81 $10.68 $10.32 $10.01 $9.89 $9.93 $10.00	705,736.539 816,213.5 1,100,406.2 1,074,163.8 1,564,697.4 3,792,018.4 4,228,341.6 4,055,901.8 2,804,205.8 2,308,099.1 4,361,764.9 1,481,100.9
MFS® Growth Fund – Class A Sub-Account inception August 26, 2011	2013 2012 2011	$12.07 $10.44 $10.00	$16.235931 $12.07 $10.44	157,236.754 144,792.7 145,248.8
MFS® Research International Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$21.11 $18.33 $20.84 $19.03 $14.70 $25.97 $23.31 $18.56 $16.18 $13.62 $10.40 $10.00	$24.726451 $21.11 $18.33 $20.84 $19.03 $14.70 $25.97 $23.31 $18.56 $16.18 $13.62 $10.40	801,077.350 1,098,331.2 1,409,682.5 1,751,218.4 452,299.2 432,380.4 413,335.3 428,953.0 354,711.8 258,725.2 121,885.0 5,749.0
MFS® Mid Cap Growth Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$16.61 $14.49 $15.63 $12.30 $8.80 $18.24 $16.88 $16.74 $16.51 $14.61 $10.73 $10.00	$22.446482 $16.61 $14.49 $15.63 $12.30 $8.80 $18.24 $16.88 $16.74 $16.51 $14.61 $10.73	842,664.076 846,347.7 976,918.8 1,139,259.1 257,741.9 312,647.0 284,287.9 289,239.5 307,175.6 244,791.4 153,631.3 9,620.0
Oppenheimer Global Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$22.68 $19.03 $21.11 $18.49 $13.45 $23.11 $22.10 $19.07 $16.97 $14.49 $10.26 $10.00	$28.377979 $22.68 $19.03 $21.11 $18.49 $13.45 $23.11 $22.10 $19.07 $16.97 $14.49 $10.26	130,593.071 148,120.0 186,560.2 210,037.5 369,214.0 292,760.4 365,905.9 571,096.5 349,694.5 320,941.7 117,004.6 18,592.6

		Beginning AUV	Ending AUV	# Units
Oppenheimer Main Street Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$16.84 $14.64 $14.87 $13.01 $10.23 $16.92 $16.46 $14.51 $13.90 $12.87 $10.27 $10.00	$21.872766 $16.84 $14.64 $14.87 $13.01 $10.23 $16.92 $16.46 $14.51 $13.90 $12.87 $10.27	72,816.774 113,037.1 128,287.0 139,456.8 169,544.5 198,225.0 213,440.6 247,362.1 325,182.1 330,960.1 279,464.5 208,554.8
Oppenheimer Flexible Strategies Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$14.83 $14.46 $15.64 $14.69 $12.81 $16.28 $14.69 $13.38 $13.31 $12.31 $10.23 $10.00	$15.959248 $14.83 $14.46 $15.64 $14.69 $12.81 $16.28 $14.69 $13.38 $13.31 $12.31 $10.23	59,941.772 63,020.0 78,948.8 105,082.1 205,094.8 1,643,279.6 72,477.6 79,760.8 97,962.0 89,618.3 33,940.1 10,121.3
PIMCO Total Return Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$16.71 $15.40 $15.04 $14.06 $12.56 $12.20 $11.38 $11.14 $11.02 $10.67 $10.28 $10.00	$16.118707 $16.71 $15.40 $15.04 $14.06 $12.56 $12.20 $11.38 $11.14 $11.02 $10.67 $10.28	5,100,951.388 5,705,089.7 5,243,523.8 6,672,206.5 7,937,603.6 11,086,324.5 8,925,475.5 10,295,533.5 5,066,903.1 7,871,136.0 6,022,700.0 379,470.1
Putnam Fund For Growth and Income – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$15.72 $13.40 $14.26 $12.67 $9.92 $16.43 $17.74 $15.51 $14.95 $13.65 $10.87 $10.00	$21.005955 $15.72 $13.40 $14.26 $12.67 $9.92 $16.43 $17.74 $15.51 $14.95 $13.65 $10.87	37,465.535 30,381.5 48,251.0 33,394.3 62,094.4 29,015.4 40,372.8 48,062.3 52,723.1 55,124.3 50,099.1 11,972.4
Putnam International Equity Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$17.02 $14.17 $16.99 $15.64 $12.65 $23.23 $21.71 $17.15 $15.43 $13.45 $10.63 $10.00	$21.500183 $17.02 $14.17 $16.99 $15.64 $12.65 $23.23 $21.71 $17.15 $15.43 $13.45 $10.63	127,473.734 140,113.1 161,669.9 195,770.5 205,987.4 232,577.6 302,033.1 336,061.6 330,794.9 300,720.6 202,021.6 15,977.3

		Beginning AUV	Ending AUV	# Units
Putnam Voyager Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$16.06 $14.23 $17.52 $14.72 $9.09 $14.62 $14.07 $13.54 $13.00 $12.57 $10.21 $10.00	$22.821428 $16.06 $14.23 $17.52 $14.72 $9.09 $14.62 $14.07 $13.54 $13.00 $12.57 $10.21	477,875.248 1,234,417.9 1,594,504.0 1,268,687.3 354,333.5 51,096.8 69,206.4 615,996.6 1,176,165.8 67,842.6 58,466.4 4,577.6
Columbia Select Smaller-Cap Value Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$22.82 $20.03 $22.40 $17.89 $13.28 $22.89 $21.82 $18.21 $19.04 $15.99 $10.88 $10.00	$33.375868 $22.82 $20.03 $22.40 $17.89 $13.28 $22.89 $21.82 $18.21 $19.04 $15.99 $10.88	564,450.925 333,580.8 388,894.9 426,742.8 134,686.0 153,424.4 183,263.3 392,369.4 210,035.2 366,325.2 542,991.5 3,535.6
Templeton Foreign Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$20.01 $17.10 $19.84 $18.53 $12.53 $23.56 $20.36 $17.19 $15.74 $13.50 $10.48 $10.00	$25.117910 $20.01 $17.10 $19.84 $18.53 $12.53 $23.56 $20.36 $17.19 $15.74 $13.50 $10.48	1,552,855.656 1,493,545.6 1,941,746.4 2,226,377.3 942,607.8 984,132.4 1,042,971.3 1,181,888.3 1,251,199.1 1,977,525.4 1,131,045.5 32,274.6
Templeton Growth Fund, Inc. – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$17.70 $14.75 $15.97 $15.04 $11.65 $20.88 $20.70 $17.21 $16.12 $13.96 $10.65 $10.00	$22.740836 $17.70 $14.75 $15.97 $15.04 $11.65 $20.88 $20.70 $17.21 $16.12 $13.96 $10.65	208,599.848 233,940.6 271,221.9 319,577.6 344,495.7 382,155.4 471,518.2 515,052.5 585,043.2 745,467.2 695,340.2 97,122.6
Invesco Comstock Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$20.28 $17.28 $17.86 $15.65 $12.25 $19.36 $19.99 $17.45 $16.96 $14.62 $11.31 $10.00	$27.078113 $20.28 $17.28 $17.86 $15.65 $12.25 $19.36 $19.99 $17.45 $16.96 $14.62 $11.31	934,199.634 1,180,959.3 1,612,270.7 1,853,010.3 702,303.2 616,702.2 737,674.9 2,059,925.5 1,393,007.2 809,282.3 401,251.0 17,212.9

		Beginning AUV	Ending AUV	# Units
Invesco Equity and Income Fund – Class A Sub-Account inception October 11, 2002	2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$18.47 $16.57 $17.00 $15.32 $12.57 $16.93 $16.61 $14.95 $14.05 $12.73 $10.56 $10.00	$22.779425 $18.47 $16.57 $17.00 $15.32 $12.57 $16.93 $16.61 $14.95 $14.05 $12.73 $10.56	236,571.198 274,071.1 319,473.5 367,634.5 514,196.0 463,489.9 5,620,518.2 632,718.3 1,390,115.5 619,686.3 397,370.5 133,552.3
Invesco Mid Cap Growth Fund – Class A Sub-Account inception July 11, 2008	2013 2012 2011 2010 2009 2008	$11.86 $10.75 $11.98 $9.53 $6.06 $9.92	$16.035299 $11.86 $10.75 $11.98 $9.53 $6.06	180,404.502 215,690.5 260,947.9 304,954.7 341,328.9 313,394.1

The TA Dividend Focused fund had not commenced operations as of December 31, 2013, therefore, comparable data is not available.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The contents of the Statement of Additional Information for the Contract include the following:

OTHER INFORMATION

      Selling the Contract

      Financial Statements

CALCULATION OF YIELDS AND TOTAL RETURNS

      Money Market Yield

      Other Subaccount Yields

      Total Returns

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

FINANCIAL STATEMENTS OF TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Appendix A – Portfolios Associated With The Subaccounts

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
AIM Counselor Series Trust (Invesco Counselor Series Trust) – Class A Shares
Invesco American Franchise Fund	Invesco American Franchise Fund	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
Invesco Equity and Income Fund	Invesco Equity and Income Fund	Invesco Advisers, Inc.
Investment Objective: Highest possible income with safety of principal and secondly long-term growth of capital.
AIM Equity Funds (Invesco Equity Funds) – Class A Shares
Invesco Charter Fund	Invesco Charter Fund	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
AIM Sector Funds (Invesco Sector Funds) – Class A Shares
Invesco Comstock Fund	Invesco Comstock Fund	Invesco Advisers, Inc.
Investment Objective: Capital growth and income.
Invesco Mid Cap Growth Fund	Invesco Mid Cap Growth Fund	Invesco Advisers, Inc.
Investment Objective: Capital growth.
AllianceBernstein Growth and Income Fund, Inc. – Class A Shares		AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AllianceBernstein Large Cap Growth Fund, Inc. – Class A Shares		AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
Allianz Funds – Class A Shares
AllianzGI NFJ Mid-Cap Value Fund	AllianzGI NFJ Mid-Cap Value Fund	Allianz Global Investors Fund Management LLC
Investment Objective: Long-term growth of capital and income.
American Century Capital Portfolios, Inc. – A Class Shares
Equity Income Fund	Equity Income Fund	American Century Investment Management, Inc.
Investment Objective: Current income and capital appreciation.
BlackRock Basic Value Fund, Inc. - Investor A Shares		BlackRock Advisors, LLC
Investment Objective: Capital appreciation and income.
BlackRock Bond Fund, Inc. - Investor A Shares
BlackRock Total Return Fund	BlackRock Total Return Fund	BlackRock Advisors, LLC
Investment Objective: Realize total return that exceeds that of the Barclays Capital U.S. Aggregate Bond Index.
BlackRock Capital Appreciation Fund, Inc. - Investor A Shares		BlackRock Advisors, LLC
Investment Objective: Long-term growth of capital.
BlackRock Funds II - Investor A Shares
BlackRock U.S. Government Bond Portfolio	BlackRock U.S. Government Bond Portfolio	BlackRock Advisors, LLC
Investment Objective: Maximize total return consistent with income generation and prudent investment management.
BlackRock Funds III - Investor A Shares
BlackRock S&P 500 Stock Fund	BlackRock S&P 500 Stock Fund	BlackRock Advisors, LLC
Investment Objective: Match performance of the Standard & Poor’s® 500 Index as closely as possible.
BlackRock Global Allocation Fund, Inc. - Investor A Shares
Investment Objective: High total investment return.
BlackRock Value Opportunities Fund, Inc. - Investor A Shares		BlackRock Advisors, LLC
Investment Objective: Long-term growth of capital by investing in a diversified portfolio of securities.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Columbia Funds Series Trust II - Class A Shares
Columbia Select Smaller-Cap Value Fund	Columbia Select Smaller-Cap Value Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Long-term capital appreciation.
Davis New York Venture Fund, Inc. - Class A Shares		Davis Selected Advisers, L.P.
Investment Objective: Long-term growth of capital.
Fidelity Advisor Funds - Class A Shares
Fidelity Advisor® Equity Growth Fund	Fidelity Advisor® Equity Growth Fund	Fidelity Management & Research Company
Investment Objective: Capital appreciation.
Lord Abbett Bond-Debenture Fund, Inc. - Class A Shares		Lord, Abbett & Co. LLC
Investment Objective: High current income.
Lord Abbett Mid Cap Stock Fund, Inc. - Class A Shares		Lord, Abbett & Co. LLC
Investment Objective: Capital appreciation.
MFS Series Trust I - Class A Shares
MFS® Research International Fund	MFS® Research International Fund	MFS® Investment Management
Investment Objective: Capital appreciation.
MFS Series Trust II - Class A Shares
MFS® Growth Fund	MFS® Growth Fund	MFS® Investment Management
Investment Objective: Capital appreciation.
MFS Series Trust IV - Class A Shares
MFS® Mid Cap Growth Fund	MFS® Mid Cap Growth Fund	MFS® Investment Management
Investment Objective: Capital appreciation.
Oppenheimer Global Fund - Class A Shares		OppenheimerFunds, Inc.
Investment Objective: Capital appreciation.
Oppenheimer Main Street Funds®, Inc. - Class A Shares
Oppenheimer Main Street Fund®	Oppenheimer Main Street Fund®	OppenheimerFunds, Inc.
Investment Objective: High total return.
Oppenheimer Quest for Value Funds - Class A Shares		OppenheimerFunds, Inc.
Oppenheimer Flexible Strategies Fund	Oppenheimer Flexible Strategies Fund	OppenheimerFunds, Inc.
Investment Objective: Growth of capital.
PIMCO Funds - Class A Shares
PIMCO Total Return Fund	PIMCO Total Return Fund	Pacific Investment Management Company LLC
Investment Objective: Maximum total return with preservation of capital.
The Putnam Fund for Growth and Income - Class A Shares		Putnam Investment Management, LLC
Investment Objective: Capital growth and current income.
Putnam International Equity Fund - Class A Shares		Putnam Investment Management, LLC
Investment Objective: Capital appreciation.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Putnam Voyager Fund - Class A Shares		Putnam Investment Management, LLC
Investment Objective: Capital appreciation.
Ready Assets Prime Money Fund		BlackRock Advisors, LLC
Investment Objective: Preservation of capital, liquidity and the highest possible current income.
Templeton Funds - Class A Shares
Templeton Foreign Fund	Templeton Foreign Fund	Templeton Global Advisors Limited
Investment Objective: Long-term capital growth.
Templeton Growth Fund, Inc. - Class A Shares		Templeton Global Advisors Limited
Templeton Growth Fund, Inc	Templeton Growth Fund, Inc	Templeton Global Advisors Limited
Investment Objective: Long-term capital growth.
Transamerica Funds - Class A Shares
TA Dividend Focused	Transamerica Dividend Focused	Transamerica Asset Management, Inc.
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.

Additional Information:

1. The following subaccount was closed to new investments on October 22, 2004:
Fidelity Advisor Funds – Class A Shares
Fidelity Advisor® Stock Selector Mid Cap Fund	Fidelity Advisor Stock Selector Mid Cap Fund	Fidelity Management & Research Company
Investment Objective: Long-term growth of capital.

2. Effective close of business on or about November 12, 2009, the following subaccount was closed to new investments:
Fidelity Advisor Series VIII – Class A Shares
Fidelity Advisor® Overseas Fund	Fidelity AdvisorSM Overseas Fund	Fidelity Management & Research Company
Investment Objective: Long-term growth of capital.

3. Effective close of business on or about December 31, 2010, the following subaccounts will be closed to new investments:
American Funds® – Class A Shares
The Bond Fund of AmericaSM	The Bond Fund of AmericaSM	Capital Research and Management CompanySM
Investment Objective: High level of current income consistent with preservation of capital.
The Growth Fund of America®	The Growth Fund of America®	Capital Research and Management CompanySM
Investment Objective: Growth of capital.
The Income Fund of America®	The Income Fund of America®	Capital Research and Management CompanySM
Investment Objective: Current income.
The Investment Company of America®	The Investment Company of America®	Capital Research and Management CompanySM
Investment Objective: Long-term growth of capital and income.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
4. The following subaccount will be closed to new investments on July 31, 2011:
Allianz Funds – Class A Shares
AllianzGI NFJ Small-Cap Value Fund	AllianzGI NFJ Small-Cap Value Fund	Allianz Global Investors Fund Management LLC
Investment Objective: Long-term growth of capital and income.

5. The following subaccount is only available to owners that held an investment in this subaccount on February 24, 2012. However, if any such owner surrenders all of his or her money from this subaccount after close of business February 24, 2012, that owner may not reinvest in this subaccount.

Delaware Group Equity Funds IV- Class A Shares
Delaware Smid Cap Growth Fund	Delaware Smid Cap Growth Fund	Delaware Management Company
Investment Objective: Long-term capital appreciation.

APPENDIX B — Example of Maximum Anniversary Value GMDB

Example: Assume that you were under age 80 at issue. You paid an initial premium of $100,000 on October 1, 2009 and a subsequent premium of $10,000 on April 1, 2011. You also make a withdrawal of $50,000 (including any applicable surrender charge) on May 1, 2011. Your death benefit, based on hypothetical Contract values and transactions, and resulting hypothetical maximum anniversary values (“MAV”), are illustrated below. This example assumes hypothetical positive and negative investment performance of the Separate Account, as indicated, to demonstrate the calculation of the death benefit value. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges. For a detailed explanation of how we calculate the death benefit, see “Death Benefit.”

					(A)	(B)	(C)
			TRANSACTIONS		PREMS LESS ADJ. WITHDRS.	MAX ANNIV. VALUE (MAV)	CONTRACT VALUE	DEATH BENEFIT
DATE			PREM.	WITHDR.
10/01/09	The contract is issued		$100,000		$100,000	$0	$100,000	$100,000 (maximum of (A), (B), (C))
	MAV is $0 until first contract anniversary
10/01/10	First contract anniversary				$100,000	$110,000	$110,000	$110,000 (maximum of (A), (B), (C))
	Assume contract value increased by $10,000 due to positive investment performance
	Anniversary value for 10/1/2010 = Contract value on 10/1/2010 = $110,000
	MAV = greatest of anniversary values = $110,000
04/01/11	Owner puts in $10,000 additional premium		$10,000		$110,000	$120,000	$114,000	$120,000 (maximum of (A), (B), (C))

Assume contract value decreased by $6,000 due to negative investment performance

Anniversary value for 10/1/2010 = Contract value on 10/1/2010 + premiums added since that anniversary = $110,000 + $10,000 = $120,000

	MAV = greatest of anniversary values = $120,000
05/01/11	Owner takes a $50,000 withdrawal			$50,000	$50,000	$60,000	$50,000	$60,000 (maximum of (A), (B), (C))
	Assume contract value decreased by $14,000 due to negative investment performance
	Anniversary value for 10/1/2010 = contract value on 10/1/2010 + premiums added – adjusted
	withdrawals since that anniversary = Adjusted withdrawal = withdrawal x	($110,000 + $10,000 – $60,000 = $60,000 maximum (MAV, prems – adj. withdrs.))
	contract value
	= $50,000 x maximum (120,000, 110,000)/100,000
	= $50,000 x 120,000/100,000 = $60,000
	(Note: all values are determined immediately prior to the withdrawal)
	MAV = greatest of anniversary values = $60,000
10/01/11	Second contract anniversary				$50,000	$60,000	$55,000	$60,000 (maximum of (A), (B), (C))
	Assume contract value increased by $5,000 due to positive investment performance
	Anniversary value for 10/1/2010 = $60,000
	Anniversary value for 10/1/2011 = contract value on 10/1/2011 = $55,000
	MAV = greatest of anniversary values = maximum ($60,000, $55,000) = $60,000
10/01/12	Third contract anniversary				$50,000	$65,000	$65,000	$65,000 (maximum of (A), (B), (C))
	Assume contract value increased by $10,000 due to positive investment performance
	Anniversary value for 10/1/2010 = $60,000
	Anniversary value for 10/1/2011 = contract value on 10/1/2011 = $55,000
	Anniversary value for 10/1/2012 = contract value on 10/1/2012 = $65,000
	MAV = greatest of anniversary values = maximum ($60,000, $55,000, $65,000) = $65,000

Appendix C – Example of Guaranteed Minimum Income Benefit

The purpose of this example is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. The example assumes no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Benefit Base and therefore the GMIB guaranteed minimum payment.

Facts: Assume that a male, age 60 purchased the Contract with the GMIB, and made an initial premium payment of $100,000. The following chart shows the GMIB guaranteed minimum payout amounts if he were to exercise the GMIB Rider on the contract anniversaries shown and chooses the Life with Payments Guaranteed for 10 Years annuity option:

CONTRACT ANNIVERSARY*	GMIB BENEFIT BASE	ANNUAL GMIB PAYMENTS**
5th	$127,628	GMIB NOT AVAILABLE FOR EXERCISE
10th	$162,889	$10,184
15th	$207,893	$14,868
20th	$265,330	$21,715
25th***	$338,635	$31,290
30th	n/a	GMIB TERMINATED

*	The Contract may also be annuitized under the terms and conditions of the GMIB rider during the 30 day period immediately following each contract anniversary whenever GMIB is available for exercise.
**	GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.
***	If the Contract were not annuitized during the 30 day period following this contract anniversary, the GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB Fees previously collected would not be refunded.

For a detailed explanation of how we calculate the GMIB Benefit Base and determine the actual payout amount upon exercise of the GMIB rider, see “Guaranteed Minimum Income Benefit.”

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2014

Merrill Lynch Life Variable Annuity Separate Account D

FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

issued by

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Home Office: Little Rock, Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

offered through

TRANSAMERICA CAPITAL, INC.

This individual deferred variable annuity contract (the “Contract”) is designed to provide comprehensive and flexible ways to invest and to create a source of income protection for later in life through the payment of annuity benefits. An annuity is intended to be a long term investment. Contract owners should consider their need for deferred income before purchasing the Contract. The Contract is issued by Transamerica Advisors Life Insurance Company (“Transamerica”) as an Individual Retirement Annuity (“IRA”) that is given qualified tax status. The Contract may also be purchased through an established IRA Account or Roth IRA Account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

This Statement of Additional Information is not a prospectus and should be read together with the Contract’s Prospectus dated May 1, 2014, which is available on request and without charge by writing to or calling Transamerica at the Service Center address or phone number set forth above.

2

OTHER INFORMATION

Selling the Contract

The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Effective May 1, 2008, Transamerica Capital, Inc. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80287. Distributor is an indirect, wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. For the years ended December 31, 2013, 2012 and 2011, Transamerica Capital, Inc. received $615,123, $1,992,696 and $3,317,072, in commissions.

Financial Statements

The financial statements of Transamerica included in this Statement of Additional Information should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of Transamerica to meet any obligations it may have under the Contract.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Yield

From time to time, Transamerica may quote in advertisements and sales literature the current annualized yield for the Ready Assets Prime Money Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Funds or on their respective portfolio securities. The current annualized yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of 1 unit at the beginning of the period, (b) dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the asset-based insurance charge; and (2) the annual contract fee. For purposes of calculating current yield for a Contract, an average per unit contract fee is used based on average contract size and withdrawals. Current yield will be calculated according to the following formula:

Current Yield = ((NCF – ES)/UV) × (365/7)

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.

UV	=	the unit value on the first day of the 7-day period.

3

Transamerica also may quote the effective yield of the Ready Assets Prime Money Fund Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

Effective Yield = (1 + ((NCF – ES)/UV))365/7 – 1

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses of the hypothetical account for the 7-day period.

UV	=	the unit value for the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yield for the Ready Assets Prime Money Fund Subaccount will be lower than the yield for the corresponding underlying Fund.

The yields on amounts held in the Ready Assets Prime Money Fund Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Fund, the types and qualities of portfolio securities held by the Fund and the Fund’s operating expenses. Yields on amounts held in the Ready Assets Prime Money Fund Subaccount may also be presented for periods other than a 7-day period.

Other Subaccount Yields

From time to time, Transamerica may quote in sales literature or advertisements the current annualized yield of one or more of the subaccounts (other than the Ready Assets Prime Money Fund Subaccount) for a Contract for a 30-day or one-month period. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing the net investment income of the Fund attributable to the subaccount units less subaccount expenses for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. Expenses attributable to the subaccount include the asset-based insurance charge and the annual contract fee. For purposes of calculating the 30-day or one-month yield, an average contract fee per dollar of contract value in the subaccount is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period based on average contract size and withdrawals. The 30-day or one-month yield is calculated according to the following formula:

Yield = 2 × ((((NI – ES)/(U × UV)) + 1)6 – 1)

4

Where:

NI	=	net investment income of the Fund for the 30-day or one-month period attributable to the subaccount’s units.

ES	=	expenses of the subaccount for the 30-day or one-month period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close of the last day in the 30-day or one-month.

Currently, Transamerica may quote yields on bond subaccounts. Because of the charges and deductions imposed under the Contracts, the yield for a subaccount will be lower than the yield for the corresponding Fund.

The yield on the amounts held in the subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund, and its operating expenses.

Yield calculations do not take into account the surrender charge on amounts surrendered or withdrawn under the Contract deemed to consist of premiums paid within the preceding three years. A surrender charge will not be imposed on the “free withdrawal amount” each year.

Total Returns

Standard Total Returns

From time to time, Transamerica also may quote in sales literature or advertisements, total returns, including “standard” average annual total returns for one or more of the subaccounts for various periods of time. Average annual total returns will be provided for a subaccount for 1, 5 and 10 years, or for a shorter period, if applicable.

Total returns assume the Contract was surrendered at the end of the period shown, and are not indicative of performance if the Contract was continued for a longer period.

Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value or that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will generally be as of the most recent calendar quarter-end.

Average annual total returns are calculated using subaccount unit values calculated on each valuation day based on the performance of the corresponding underlying Fund, the deductions for the asset-based insurance charge and the contract fee (but not the GMIB Fee), and assume a surrender of the Contract at the end of the period for the return quotation. Total returns therefore reflect a deduction of the surrender charge for any period of six years or less. For purposes of calculating total return, an average per dollar contract fee attributable to the hypothetical account for the period is used based on average contract size and withdrawals. The average annual total return is then calculated according to the following formula:

TR = ((ERV/P)1/N) – 1

Where:

TR	=	the average annual total return net of subaccount recurring charges (such as the asset-based insurance charge and contract fee).

ERV	=	the ending redeemable value (net of any applicable surrender charge) at the end of the period of the hypothetical account with an initial payment of $1,000.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

5

Non-Standard Total Returns

From time to time, Transamerica also may quote in sales literature or advertisements total returns that do not reflect the surrender charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any surrender charge on surrender of the Contract. In addition, such nonstandard returns may also be quoted for other periods.

From time to time, Transamerica also may quote in sales literature or advertisements total returns for periods prior to the date a subaccount commenced operations. This “non-standard” performance information for the subaccounts is calculated in exactly the same way as “standard” average annual total returns described above based on the assumption that the subaccounts had been in existence and had invested in the corresponding underlying Funds for the same period that the corresponding Funds had been in operation, with the level of Contract charges currently in effect.

From time to time, Transamerica also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract assuming the initial premium is allocated to more than one subaccount or assuming monthly transfers from a specified subaccount to one or more designated subaccounts under a dollar cost averaging program. Transamerica also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract assuming participation in an asset allocation or rebalancing program. These returns will reflect the performance of the affected subaccount(s) for the amount and duration of the allocation to each subaccount for the hypothetical Contract. They also will reflect the deduction of the charges described above except for the surrender charge. For example, total return information for a Contract with a dollar cost averaging program for a 12-month period will assume commencement of the program at the beginning of the most recent 12-month period for which average annual total return information is available. This information will assume an initial lump-sum investment in a specified subaccount (the “DCA subaccount”) at the beginning of that period and monthly transfers of a portion of the contract value from the DCA subaccount to designated other subaccount(s) during the 12-month period. The total return for the Contract for this 12-month period therefore will reflect the return on the portion of the contract value that remains invested in the DCA subaccount for the period it is assumed to be so invested, as affected by monthly transfers, and the return on amounts transferred to the designated other subaccounts for the period during which those amounts are assumed to be invested in those subaccounts. The return for an amount invested in a subaccount will be based on the performance of that subaccount for the duration of the investment, and will reflect the charges described above other than the surrender charge. Performance information for a dollar cost-averaging program also may show the returns for various periods for a designated subaccount assuming monthly transfers to the subaccount, and may compare those returns to returns assuming an initial lump-sum investment in that subaccount. This information also may be compared to various indices, such as the Merrill Lynch 91-day Treasury Bills index or the U.S. Treasury Bills index and may be illustrated by graphs, charts, or otherwise.

6

Ernst & Young LLP Suite 3000 801 Grand Avenue Des Moines, IA 50309-2764	Tel: +1 515 243 2727 Fax:+1515 362 7200

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Advisors Life Insurance Company

We have audited the accompanying balance sheets of Transamerica Advisors Life Insurance Company as of December 31, 2013 and 2012, and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Advisors Life Insurance Company at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa March 27, 2014

A member firm of Ernst & Young Global Limited

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

BALANCE SHEETS

	December 31,
(dollars in thousands, except share data)	2013	2012
ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value (amortized cost: 2013 - $1,630,205; 2012 - $1,754,007)	$1,718,305	$1,964,452
Equity available-for-sale securities, at estimated fair value (cost: 2013 - $34,062; 2012 - $38,996)	34,603	41,211
Limited partnerships	5,044	6,548
Mortgage loans on real estate	46,432	52,619
Policy loans	710,087	752,437
Derivative assets	858	—

Total investments	2,515,329	2,817,267

Cash and cash equivalents	301,737	303,396
Accrued investment income	37,719	37,567
Deferred policy acquisition costs	33,139	44,678
Deferred sales inducements	7,544	10,004
Value of business acquired	286,702	271,351
Goodwill	2,800	2,800
Income taxes - net	—	50,407
Reinsurance receivables - net	—	2,186
Receivable for investments sold - net	245	—
Other assets	28,355	33,118
Separate Accounts assets	7,342,243	6,968,855

Total Assets	$10,555,813	$10,541,629

See Notes to Financial Statements

2

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

BALANCE SHEETS - Continued

	December 31,
(dollars in thousands, except share data)	2013	2012
LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances	$1,291,737	$1,383,757
Future policy benefits	384,843	418,689
Claims and claims settlement expenses	28,288	40,338

Total policyholder liabilities and accruals	1,704,868	1,842,784

Payables for collateral and reverse repurchase agreements	260,506	242,650
Checks not yet presented for payment	8,080	6,541
Derivative liabilities	50,930	11,711
Income taxes - net	42,038	—
Affiliated payables - net	5,344	6,989
Reinsurance payables - net	249	—
Payable for investments purchased - net	—	6,622
Other liabilities	2,754	5,217
Separate Accounts liabilities	7,342,243	6,968,855

Total Liabilities	9,417,012	9,091,369

Stockholder’s Equity
Common stock ($10 par value; authorized 1,000,000 shares; issued and outstanding: 250,000 shares)	2,500	2,500
Additional paid-in capital	1,366,636	1,366,636
Accumulated other comprehensive income, net of taxes	39,703	96,710
Retained deficit	(270,038)	(15,586)

Total Stockholder’s Equity	1,138,801	1,450,260

Total Liabilities and Stockholder’s Equity	$10,555,813	$10,541,629

See Notes to Financial Statements

3

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF INCOME

	For the Years Ended December 31,
(dollars in thousands)	2013	2012	2011
Revenues
Policy charge revenue	$185,596	$187,707	$202,216
Net investment income	121,133	125,283	128,271
Net realized investment gains (losses)
Other-than-temporary impairment losses on securities	(387)	(66)	(3,743)
Portion of other-than-temporary impairment losses recognized in other comprehensive income	—	—	3,572
Portion of other-than-temporary impairments previously recognized in other comprehensive income	(321)	(259)	(1,004)

Net other-than-temporary impairment losses on securities recognized in income	(708)	(325)	(1,175)
Net realized investment gains (losses), excluding other-than-temporary impairment losses on securities	(3,787)	7,174	7,847

Net realized investment gains (losses)	(4,495)	6,849	6,672

Net derivative losses	(259,900)	(48,402)	(19,323)

Total Revenues	42,334	271,437	317,836

Benefits and Expenses
Interest credited to policyholder liabilities	60,883	63,143	70,886
Policy benefits (net of reinsurance recoveries: 2013 - $10,562; 2012 - $12,444; 2011 - $13,529)	43,131	24,533	183,935
Reinsurance premium ceded	8,559	10,461	11,093
Amortization (accretion) of deferred policy acquisition costs	11,961	784	(13,104)
Amortization of value of business acquired	5,480	19,900	12,152
Insurance expenses and taxes	50,786	49,636	49,176

Total Benefits and Expenses	180,800	168,457	314,138

Income (Loss) Before Taxes	(138,466)	102,980	3,698

Income Tax Expense (Benefit)	115,986	(62,896)	(14,961)

Net Income (Loss)	$(254,452)	$165,876	$18,659

See Notes to Financial Statements

4

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF COMPREHENSIVE INCOME

	For the Years Ended December 31,
(dollars in thousands)	2013	2012	2011
Net Income (Loss)	$(254,452)	$165,876	$18,659

Other Comprehensive Income (Loss)
Net unrealized gains (losses) on available-for-sale securities
Net unrealized holding gains (losses) arising during the period	(99,872)	78,034	89,291
Reclassification adjustment for gains included in net income	(23,204)	(4,327)	(4,121)

	(123,076)	73,707	85,170

Net unrealized gains on cash flow hedges
Net unrealized gains on cash flow hedges arising during the period	1,756	—	—
Reclassification adjustment for losses included in net income (loss)	57	—	—

	1,813	—	—

Net unrealized other-than-temporary impairments on securities
Net unrealized other-than-temporary impairment losses arising during the period	—	—	(3,572)
Change in previously recognized unrealized other-than-temporary impairments	(1,300)	(10,040)	4,920
Reclassification adjustment for other-than-temporary impairments included in net income (loss)	356	294	1,004

	(944)	(9,746)	2,352

Adjustments
Policyholder liabilities	12,912	(12,912)	(1,388)
Value of business acquired	20,392	(17,747)	(12,235)
Deferred income taxes	31,896	(11,821)	(26,157)

	65,200	(42,480)	(39,780)

Total other comprehensive income (loss), net of taxes	(57,007)	21,481	47,742

Comprehensive Income (Loss)	$(311,459)	$187,357	$66,401

See Notes to Financial Statements

5

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF STOCKHOLDER’S EQUITY

	For the Years Ended December 31,
(dollars in thousands)	2013	2012	2011
Common Stock	$2,500	$2,500	$2,500

Additional Paid-in Capital	$1,366,636	$1,366,636	$1,366,636

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of year	$96,710	$75,229	$27,487
Total other comprehensive income (loss), net of taxes	(57,007)	21,481	47,742

Balance at end of year	$39,703	$96,710	$75,229

Retained Deficit
Balance at beginning of year	$(15,586)	$(181,462)	$(200,121)
Net income (loss)	(254,452)	165,876	18,659

Balance at end of year	$(270,038)	$(15,586)	$(181,462)

Total Stockholder’s Equity	$1,138,801	$1,450,260	$1,262,903

See Notes to Financial Statements

6

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
(dollars in thousands)	2013	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(254,452)	$165,876	$18,659
Adjustments to reconcile net income (loss) to net cash and cash equivalents provided by operating activities:
Change in deferred policy acquisition costs	11,539	361	(13,602)
Change in deferred sales inducements	2,460	352	(3,085)
Change in value of business acquired	5,480	19,900	12,152
Change in benefit reserves	(24,455)	(41,652)	112,021
Change in income tax accruals	124,340	(72,558)	(15,467)
Change in claims and claims settlement expenses	(12,050)	(5,166)	11,827
Change in other operating assets and liabilities, net	(4,165)	10,656	(10,174)
Change in checks not yet presented for payment	1,539	(2,627)	(3,750)
Amortization of investments	2,697	1,935	1,438
Limited partnership asset distributions	—	—	(1,152)
Interest credited to policyholder liabilities	60,883	63,143	70,886
Net derivative losses	259,900	48,402	19,323
Net increase in fixed maturity trading securities	—	(109)	(326)
Net realized investment (gains) losses	4,495	(6,849)	(6,672)

Net cash and cash equivalents provided by operating activities	178,211	181,664	192,078

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities, mortgage loans, and limited partnerships	759,249	267,437	181,763
Maturities of available-for-sale securities and mortgage loans	285,378	193,317	116,349
Purchases of available-for-sale securities	(917,337)	(520,809)	(428,704)
Sales of trading securities	—	2,632	20,943
Sales of limited partnerships	1,351	1,455	2,877
Change in payables for collateral and reverse repurchase agreements	17,856	(1,332)	83,619
Cash received in connection with derivatives	76,288	—	2,844
Cash paid in connection with derivatives	(303,826)	(7,808)	(2,608)
Policy loans on insurance contracts, net	42,350	40,165	35,036
Net settlement on futures contracts	8,052	(30,225)	(18,571)
Other	153	115	(218)

Net cash and cash equivalents used in investing activities	$(30,486)	$(55,053)	$(6,670)

See Notes to Financial Statements

7

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF CASH FLOWS - Continued

	For the Years Ended December 31,
(dollars in thousands)	2013	2012	2011
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder deposits	$26,595	$28,821	$27,592
Policyholder withdrawals	(175,979)	(190,048)	(196,520)

Net cash and cash equivalents used in financing activities	(149,384)	(161,227)	(168,928)

Net increase (decrease) in cash and cash equivalents (1)	(1,659)	(34,616)	16,480
Cash and cash equivalents, beginning of year	303,396	338,012	321,532

Cash and cash equivalents, end of year	$301,737	$303,396	$338,012

(1)	Included in net increase (decrease) in cash and cash equivalents is interest received (2013 - $29; 2012 - $0; 2011 - $94); interest paid (2013 - $4; 2012 - $7; 2011 - $18); income taxes paid (2013 - $136; 2012 - $10,140; 2011 - $505); and income taxes received (2013 - $8,491; 2012 - $478; 2011 - $0)

See Notes to Financial Statement

8

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in Thousands)

Note 1. Summary of Significant Accounting Policies

Basis of Presentation

Transamerica Advisors Life Insurance Company (“TALIC” or the “Company”) is a wholly owned subsidiary of AEGON USA, LLC (“AUSA”). AUSA is an indirect wholly owned subsidiary of AEGON N.V., a limited liability share company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over twenty countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, general insurance and limited banking operations in a number of these countries.

The Company is a life insurance company, who conducts its business primarily in the annuity markets and to a lesser extent in the life insurance markets of the financial services industry. The Company is domiciled in the State of Arkansas and is currently licensed to sell insurance and annuities in forty-nine states, the District of Columbia, the U.S. Virgin Islands and Guam. Currently, the Company is not issuing new life insurance, variable annuity and market value adjusted annuity products. In 2012, the Company began selling a fixed contingent annuity (also sometimes referred to as a contingent deferred annuity (“CDA”)) that includes a stand-alone living benefit (“SALB”). A SALB is essentially a guaranteed lifetime withdrawal benefit which exists independently and is applied to mutual funds and exchange traded funds.

Basis of Reporting

The accompanying financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”). The Company also submits financial statements to insurance industry regulatory authorities, which are prepared on the basis of statutory accounting principles (“SAP”). The significant accounting policies and related judgments underlying the Company’s financial statements are summarized below.

Certain reclassifications and format changes have been made to prior period financial statements, where appropriate, to conform to the current period presentation. In the Statements of Income, derivatives activity has been reclassified from net realized investment gains (losses) and net investment income to a new line item called net derivative losses. This was done to present derivatives activity separate from other investment related results. In the Balance Sheets, a liability balance representing outstanding checks has been moved from the cash and cash equivalents line to a new line item called checks not yet presented for payment. These reclassifications have no effect on net income or stockholder’s equity of the prior period.

Accounting Estimates and Assumptions

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses and the disclosures of contingent assets and liabilities. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, deferred sales inducements, value of business acquired, goodwill, policyholder liabilities, income taxes, and potential effects of unresolved litigated matters.

Investments

Fixed maturity and equity securities

The Company’s investments consist principally of fixed maturity and equity securities that are classified as available-for-sale (“AFS”) which are reported at estimated fair value. In addition, the Company held fixed maturity securities which contain a conversion to equity feature, which is considered an embedded derivative. These fixed maturity securities have been classified as trading and are reported at estimated fair value. During 2012, the last of these securities converted so the Company no longer holds any of these securities as of December 31, 2013 and 2012. The fair values of fixed maturity and equity securities are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event

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that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. If broker quotes are not available, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar fixed maturities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities. Additionally, the Company performs back testing on a sample basis. Back testing involves selecting a sample of securities trades and comparing the prices in those transactions to prices used for financial reporting. Significant variances between the price used for financial reporting and the transaction price are investigated to explain the cause of the difference.

The Company’s portfolio of private placement securities is valued using a matrix pricing methodology. The pricing methodology is obtained from a third party service and indicates current spreads for securities based on weighted average life, credit rating and industry sector. Monthly, the Company reviews the matrix to ensure the spreads are reasonable by comparing them to observed spreads for similar securities traded in the market. In order to account for the illiquid nature of these securities, illiquidity premiums are included in the valuation and are determined based upon the pricing of recent transactions in the private placement market, as well as comparing the value of the privately offered security to a similar public security. The impact of the illiquidity premium to the overall valuation is less than 1% of the fair value.

For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Investment transactions are recorded on the trade date. Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification.

Changes in the fair value of fixed maturity and equity securities deemed AFS are reported as a component of accumulated other comprehensive income (loss), net of taxes on the Balance Sheets and are not reflected in the Statements of Income until a sale transaction occurs or when credit-related declines in estimated fair value are deemed other-than-temporary. Changes in fair value of fixed maturity securities deemed trading are reported as a component of net investment income.

Other-than-temporary impairments (“OTTI”)

The Company regularly reviews each investment in its fixed maturity and equity AFS securities portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. Management makes this determination through a series of discussions with the Company’s portfolio managers and credit analysts, and information obtained from external sources (i.e., company announcements, ratings agency announcements, or news wire services). For fixed maturity AFS securities, the Company also considers whether it is more likely than not that it will not be required to sell the debt security before its anticipated recovery. The factors that may give rise to a potential OTTI include, but are not limited to, i) certain credit-related events such as default of principal or interest payments by the issuer, ii) bankruptcy of issuer, iii) certain security restructurings, and iv) fair market value less than cost or amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management’s best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.

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For equity securities, once management determines a decline in the value of an AFS security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with a corresponding charge to earnings.

For fixed maturity AFS securities, an OTTI must be recognized in earnings when an entity either a) has the intent to sell the debt security or b) more likely than not will be required to sell the debt security before its anticipated recovery. If the Company meets either of these criteria, the OTTI is recognized in earnings in an amount equal to the entire difference between the security’s amortized cost basis and its fair value at the balance sheet date. For AFS fixed maturity securities in unrealized loss positions that do not meet these criteria, the Company must analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows. If the net present value is less than the amortized cost of the investment, an OTTI is recorded. The OTTI is separated into two pieces: an amount representing the credit loss, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security, and an amount related to all other factors (referred to as the non credit portion). The credit loss is recognized in earnings and the non credit loss is recognized in other comprehensive income (“OCI”), net of applicable taxes and value of business acquired. Management records subsequent changes in the estimated fair value (positive and negative) of AFS fixed maturity securities for which non credit OTTI was previously recognized in OCI in OCI-OTTI.

Limited partnerships

At December 31, 2013 and 2012 the Company had an investment in one limited partnership that was not publicly traded. This partnership is carried at estimated fair value which is derived from management’s review of the underlying financial statements that were prepared on a GAAP basis.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances and general reserves. The fair value for mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred.

Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value. Changing economic conditions impact the Company’s valuation of mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for losses. In addition, the Company continues to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have deteriorating credits or have experienced debt coverage reduction. Where warranted, the Company has established or increased loss reserves based upon this analysis. The Company does not accrue interest on loans ninety days past due. The Company also establishes a general reserve which is calculated by applying a percentage, based on risk rating and maturity, to the outstanding loan balance.

Policy loans

Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Derivatives and Hedge Accounting

Derivatives are used by the Company to manage risk associated with interest rate or equity market risk or volatility. Freestanding derivatives are carried in the Balance Sheets at fair value. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivatives are reported in net derivative gains (losses) in the Statements of Income.

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To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception, detailing the particular risk management objective and strategy for the hedge (which includes the item and risk that is being hedged), the derivative that is being used and how hedge effectiveness is being assessed. For hedge accounting purposes, a distinction is made between fair value hedges, cash flow hedges and hedges of a net investment in a foreign operation. Currently, the Company only has cash flow hedges.

A cash flow hedge is the hedge of the exposure to variability of cash flows to be received or paid related to a recognized asset or liability. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into the Statements of Income when the Company’s earnings are affected by the variability of the hedged item. Any hedge ineffectiveness is recognized as a component of net derivative gains (losses) in the Statements of Income.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less. Cash and cash equivalents are primarily valued at amortized cost, which approximates fair value.

Checks Not Yet Presented for Payment

The Company’s checks not yet presented for payment consists of checks written that have not yet cleared the Company’s bank accounts. The majority of the Company’s bank accounts are zero balance accounts that are funded at the time items clear against the account; therefore, the outstanding checks represent immediately payable liabilities. Because the recipients of these checks have generally not yet received payment, the Company classifies the outstanding checks as a liability. Checks not yet presented for payment are classified in the cash flows from operating activities section of the Company’s Statement of Cash Flows.

Securities Lending

Financial assets that are lent to a third party or that are transferred subject to a repurchase agreement at a fixed price are not derecognized as the Company retains substantially all the risks and rewards of asset ownership. The lent securities are included in fixed maturity AFS securities in the Balance Sheets. A liability is recognized for cash collateral received, required initially at 102%, on which interest is accrued. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned securities.

Reverse Repurchase Agreements

The Company enters into dollar roll repurchase agreement transactions whereby the Company takes delivery of mortgage-backed securities (“MBS”) pools and sells them to a counterparty along with an agreement to repurchase substantially the same pools at some point in the future, typically one month forward. These transactions are accounted for as collateralized borrowings and the repurchase agreement liability is included in the Balance Sheets in payables for collateral under securities loaned and reverse repurchase agreements.

Value of Business Acquired (“VOBA”), Deferred Policy Acquisition Costs (“DAC”) and Deferred Sales Inducements (“DSI”)

VOBA

VOBA represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, policyholder behavior, Separate Account performance, operating expenses, investment returns, and other factors. Actual experience on the purchased business may vary from these projections. Revisions in estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than the unamortized balance. See Note 4 to the financial statements for further discussion.

DAC

The costs of acquiring business, principally commissions, certain expenses related to policy issuance, and certain variable sales expenses that relate to and vary with the production of new and renewal business are deferred and amortized based on the estimated future gross profits for a group of contracts. DAC are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each reporting period.

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DAC for variable annuities is amortized with interest over the anticipated lives of the insurance contracts in relation to the present values of estimated future gross profits from asset-based fees, guaranteed benefit rider fees, contract fees, and surrender charges, less a provision for guaranteed death and living benefit expenses, policy maintenance expenses, and non-capitalized commissions.

Future gross profit estimates are subject to periodic evaluation with necessary revisions applied against amortization to date. The impact of revisions and assumptions to estimates on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. Changes in assumptions can have a significant impact on the amount of DAC reported and the related amortization patterns. In general, increases in the estimated Separate Accounts return and decreases in surrender or mortality assumptions increase the expected future profitability of the underlying business and may lower the rate of DAC amortization. Conversely, decreases in the estimated Separate Accounts returns and increases in surrender or mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

At December 31, 2013 and 2012, variable annuities accounted for the Company’s entire DAC asset. See Note 4 to the Financial Statements for further discussion.

DSI

The Company offers a sales inducement whereby the contract owner receives a bonus which increases the initial account balance by an amount equal to a specified percentage of the contract owner’s deposit. This amount may be subject to recapture under certain circumstances. Consistent with DAC, sales inducements for variable annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of the DSI asset.

The expense and the subsequent capitalization and amortization are recorded as a component of policy benefits in the Statements of Income. At December 31, 2013 and 2012, variable annuities accounted for the Company’s entire DSI asset. See Note 4 to the Financial Statements for further discussion.

Goodwill

Goodwill is the excess of the purchase price over the estimated fair value of net assets acquired. Goodwill and intangible assets with indefinite lives are not amortized, but are subject to impairment tests conducted at least annually. Impairment testing is to be performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit represents the operating segment which is the level at which the financial information is prepared and regularly reviewed by management. The entire asset amount has been allocated to annuities. Goodwill is reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review the carrying amounts of goodwill for impairment. The Company performed annual tests of goodwill at December 31, 2013, 2012, and 2011 and determined there was no impairment of goodwill.

Separate Accounts

The Company’s Separate Accounts consist of variable annuities and variable life insurance contracts, of which the assets and liabilities are legally segregated and reported as separate captions in the Balance Sheets. Separate Accounts are established in conformity with Arkansas State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily net asset value of the mutual funds in which they invest.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Income. Mortality, guaranteed benefit fees, policy administration, maintenance, and withdrawal charges associated with Separate Accounts products are included in policy charge revenue in the Statements of Income.

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Policyholder Account Balances

The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the Balance Sheet dates. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. Interest-crediting rates for the Company’s fixed rate products are as follows:

	2013	2012
Interest-sensitive life products	4.00%	4.00% - 4.85%
Interest-sensitive deferred annuities	0.25% - 4.90%	0.25% - 4.90%

These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.

Future Policy Benefits

The Company’s liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company manufactures. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality. Interest rates used in establishing such liabilities were in the range of 0.01% to 7.44% during 2013 and 2012. See Note 5 to the Financial Statements for further discussion.

Revenue Recognition

Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain guaranteed benefits selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable annuity contracts are recognized when policy charges are assessed or earned.

Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of front-end and deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable life insurance contracts are recognized when policy charges are assessed or earned.

Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for interest-sensitive annuity and life insurance contracts are recognized when investment income and investment sales are earned while revenues for contract charges are recognized when assessed or earned.

Revenues for CDAs consist of fees assessed based on a percentage of the participants covered asset pool, which are assets that are not internally managed by the Company. Fees on CDAs are recognized as they are assessed or earned.

Claims and Claims Settlement Expenses

Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.

Income Taxes

The Company provides for income taxes on all transactions that have been recognized in the financial statements in accordance with GAAP guidance. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net income (loss) in the year during which such changes are enacted.

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The Company is subject to taxes on premiums and is exempt from state income taxes in most states.

Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves.

Recent Accounting Guidance

Current Adoption of Recent Accounting Guidance

Accounting Standards Codification (“ASC”) 210, Balance Sheet

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-11, Disclosures about Offsetting Assets and Liabilities, which enhances disclosures about financial instruments and derivative instruments that are either offset on the statement of financial position or subject to an enforceable master netting arrangement or similar agreement. Entities are required to provide both net and gross information for these assets and liabilities in order to enhance comparability between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). The guidance is effective for annual reporting periods, and interim periods within those years, beginning on or after January 1, 2013. The disclosures required by this guidance should be applied retrospectively for all comparative periods presented. The Company adopted the guidance on January 1, 2013, which affects disclosures but did not impact the Company’s results of operations or financial position.

ASC 220, Comprehensive Income

In February 2013, the FASB issued ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (ASU 2013-02), which requires an entity to provide information about significant items reclassified out of accumulated other comprehensive income (“AOCI”) by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The guidance is effective prospectively for annual reporting periods, and interim periods within those years, beginning after December 15, 2012. The Company adopted the guidance on January 1, 2013, which affects disclosures but did not impact the Company’s results of operations or financial position.

ASC 740, Income Taxes

In July 2013, the FASB issued ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (ASU 2013-11). The guidance requires that the liability related to certain unrecognized tax benefits should be offset against a deferred tax asset for a net operating loss carryforward, a similar tax loss or a tax credit carryforward if such settlement is required or expected in the event the uncertain tax position is disallowed. The guidance is effective prospectively for annual reporting periods, and interim periods within those years, beginning after December 15, 2013, with early application permitted. The Company early adopted the guidance in the third quarter of 2013, which affects disclosures but did not impact the Company’s results of operations or financial position. See Note 6 to the Financial Statements for further discussion.

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Accounting Guidance Adopted in 2012

ASC 944, Financial Services—Insurance

In October 2010, the FASB issued ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, which modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. An insurance entity may only capitalize incremental direct costs of contract acquisition, the portion of employees’ compensation directly related to time spent performing specified acquisition activities for a contract that has actually been acquired, other costs related directly to specified activities that would not have been incurred had the acquisition contract transaction not occurred, and advertising costs that meet capitalization criteria in other GAAP guidance. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company adopted the guidance prospectively on January 1, 2012. The only acquisition costs being capitalized are renewal commissions; therefore there was no change to the current practice of deferring costs. As a result, the adoption did not impact the Company’s results of operations or financial position.

ASC 860, Transfers and Servicing

In April 2011, the FASB issued ASU 2011-03, Reconsideration of Effective Control for Repurchase Agreements, which modifies the criteria for determining whether a repurchase transaction should be accounted for as a secured borrowing or as a sale. The amendments in this ASU remove from the assessment of effective control 1) the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee, and 2) the collateral maintenance implementation guidance related to that criterion. The guidance is effective for the first interim or annual period beginning after December 15, 2011. The Company adopted the guidance on January 1, 2012. The adoption did not impact the Company’s results of operations or financial position.

ASC 820, Fair Value Measurements and Disclosures

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, which amends current guidance to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Some of the amendments represent clarifications of existing requirements. Other amendments change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. The guidance is effective for interim and annual periods beginning after December 15, 2011. The Company adopted the guidance on January 1, 2012. The adoption affected disclosures but did not impact the Company’s results of operations or financial position.

ASC 220, Comprehensive Income

•	In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income, which requires an entity to report components of comprehensive income in either a single, continuous statement of comprehensive income or two separate but consecutive statements. Under the two statement approach, the first statement would include components of net income and the second statement would include components of other comprehensive income (“OCI”).

Regardless of format, an entity is required to present items that are reclassified from OCI to net income in both net income and OCI. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company adopted the guidance on January 1, 2012. The adoption affected disclosures but did not impact the Company’s results of operations or financial position.

•	In December 2011, the FASB issued ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. This guidance defers the portion of ASU 2011-05 that requires an entity to present reclassification adjustments and the effect of those reclassification adjustments on the face of the financial statements where net income is presented, by component of net income, and on the face of the financial statements where OCI is presented, by component of OCI. The deferral is effective at the same time as ASU 2011-05, for fiscal years, and interim periods within those years, beginning after December 15, 2011.

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ASC 350, Intangibles—Goodwill and Other

In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment, which gives entities the option of performing a qualitative assessment to determine whether it is necessary to perform the two-step goodwill impairment test. If, after assessing qualitative factors, a company determines that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then the company does not need to perform further testing. If it is more likely than not that the fair value of a reporting unit is less than its carrying amount, then the company would have to perform the two step goodwill impairment test. The option is unconditional so it may be skipped in any reporting period and an entity may resume performing the qualitative assessment in any subsequent period. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning on or after December 15, 2011. The Company adopted the guidance on January 1, 2012. The adoption did not impact the Company’s results of operations or financial position.

Note 2. Fair Value of Financial Instruments

Fair Value Measurements

ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Fair Value Hierarchy

The Company has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The Company recognizes transfers between levels at the beginning of the quarter.

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The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis:

	December 31, 2013
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity available-for-sale (“AFS”) securities (a)
Corporate securities	$—	$1,155,637	$1,596	$1,157,233
Asset-backed securities	—	110,067	4,832	114,899
Commercial mortgage-backed securities	—	110,146	—	110,146
Residential mortgage-backed securities	—	51,634	—	51,634
Municipals	—	773	—	773
Government and government agencies
United States	273,781	—	—	273,781
Foreign	3,635	6,204	—	9,839

Total fixed maturity AFS securities (a)	277,416	1,434,461	6,428	1,718,305
Equity securities (a)
Banking securities	—	28,386	—	28,386
Industrial securities	151	6,066	—	6,217

Total equity securities (a)	151	34,452	—	34,603
Cash equivalents (b)	—	299,784	—	299,784
Derivative assets (f)	—	858	—	858
Limited partnerships (c)	—	—	5,044	5,044
Separate Accounts assets (d)	7,342,243	—	—	7,342,243

Total assets	$7,619,810	$1,769,555	$11,472	$9,400,837

Liabilities
Future policy benefits (embedded derivatives only) (e)	$—	$—	$(22,528)	$(22,528)
Derivative liabilities (f)	—	50,930	—	50,930

Total liabilities	$—	$50,930	$(22,528)	$28,402

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	December 31, 2012
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$—	$1,284,009	$—	$1,284,009
Asset-backed securities	—	104,664	—	104,664
Commercial mortgage-backed securities	—	109,050	—	109,050
Residential mortgage-backed securities	—	97,144	91	97,235
Municipals	—	1,104	—	1,104
Government and government agencies
United States	357,366	—	—	357,366
Foreign	3,802	7,222	—	11,024

Total fixed maturity AFS securities (a)	361,168	1,603,193	91	1,964,452
Equity securities (a)
Banking securities	—	34,234	—	34,234
Other financial services securities	—	491	—	491
Industrial securities	233	6,253	—	6,486

Total equity securities (a)	233	40,978	—	41,211
Cash equivalents (b)	—	299,716	—	299,716
Limited partnerships (c)	—	—	6,548	6,548
Separate Accounts assets (d)	6,968,855	—	—	6,968,855

Total assets	$7,330,256	$1,943,887	$6,639	$9,280,782

Liabilities
Future policy benefits (embedded derivatives only) (e)	$—	$—	$(17,397)	$(17,397)
Derivative liabilities (f)	—	11,711	—	11,711

Total liabilities	$—	$11,711	$(17,397)	$(5,686)

(a)	Securities are classified as Level 1 if the fair value is determined by observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. Level 1 securities primarily include highly liquid U.S. Treasury and U.S. government agency securities. Securities are classified as Level 2 if the fair value is determined by observable inputs, other than quoted prices included in Level 1, for the asset or prices for similar assets. Securities are classified as Level 3 if the valuations are derived from techniques in which one or more of the significant inputs are unobservable. Level 3 consists principally of fixed maturity securities whose fair value is estimated based on non-binding broker quotes and internal models. These internal models primarily use projected cash flows discounted using relevant risk spreads and market interest rate curves. At December 31, 2013 and 2012, less than 0.5% of fixed maturity AFS securities were valued using internal models.
(b)	Cash equivalents are primarily valued at amortized cost, which approximates fair value. Operating cash is not included in the abovementioned table.
(c)	The Company has an investment in a limited partnership for which the fair value was derived from management’s review of the underlying financial statements that were prepared on a GAAP basis.
(d)	Separate Accounts assets are carried at the net asset value provided by the fund managers.
(e)	The Company issued contracts containing guaranteed minimum withdrawal benefit riders (“GMWB”) and obtained reinsurance on guaranteed minimum income benefit riders (“GMIB reinsurance”). GMWB and GMIB reinsurance are treated as embedded derivatives and are required to be reported separately from the host contract. In addition, the Company issues SALB contracts which are required to be reported at fair value. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees, their fair values are determined using stochastic techniques under a variety of market return, discount rates and actuarial assumptions. Since many of the assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 of the fair value hierarchy.

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(f)	Derivatives assets and liabilities are classified as Level 1 if the fair value is determined by observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. Derivatives are classified as Level 2 if the fair value is determined by observable inputs, other than quoted prices included in Level 1, for the identical asset or prices for similar assets. Derivatives are classified as Level 3 if the valuations are derived from techniques in which one or more of the significant inputs are unobservable. Level 2 derivatives include inflation swaps, variance swaps, total return swaps and equity collars for which the Company utilized readily accessible quoted index levels and broker quotes. The fair value for inflation swaps is calculated as the difference between the consumer price index (or related readily accessible quoted inflation index level) at the reporting date from the last reset date, multiplied by the notional value of the swap. The fair value for the variance swaps is calculated as the difference between the estimated volatility of the underlying Standard and Poor’s 500 Composite Stock Price Index (“S&P”) at maturity to the actual volatility of the underlying S&P index at initiation (i.e., strike) multiplied by the notional value of the swap. Total return swaps are valued based on the change in the underlying equity index as of the last reset date. Fair value for the equity collar’s put and call options is calculated using the Black-Scholes model using market observable inputs for the underlying market price and volatility surface.

During 2013 and 2012, there were no transfers between level 1 and 2, respectively.

The following table provides a summary of the change in fair value of the Company’s Level 3 assets at December 31, 2013 and 2012:

	December 31, 2013		December 31, 2012
	Limited Partnership	Fixed Maturity AFS Securities	Limited Partnership	Fixed Maturity AFS Securities
Balance at beginning of period (a)	$6,548	$91	$8,119	$10,814
Change in unrealized gains (losses) (b)	—	(404)	—	608
Purchases	—	16,817	—	—
Sales	(1,351)	(101)	(1,455)	(7,088)
Transfers into Level 3	—	3,677	—	—
Transfers out of Level 3	—	(13,668)	—	(4,814)
Changes in valuation (c)	(153)	16	(116)	300
Net realized investment gains (d)	—	—	—	271

Balance at end of period (a)	$5,044	$6,428	$6,548	$91

(a)	Recorded as a component of limited partnerships and fixed maturity AFS securities in the Balance Sheets.
(b)	Recorded as a component of other comprehensive income (loss).
(c)	Recorded as a component of net investment income in the Statements of Income.
(d)	Recorded as a component of net realized investment gains (losses) for fixed maturity and net investment income for limited partnerships in the Statements of Income.

In certain circumstances, the Company will obtain non-binding quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investments will be classified as Level 2 measurements. If not, the investments are classified as Level 3 due to the unobservable nature of the brokers’ valuation processes. The increase in Level 3 fixed maturity AFS securities at December 31, 2013 was driven by the purchase of five securities at Level 3 within the period. The increase was partially offset by two securities transferring from Level 3 to Level 2 due to the availability of market observable data from an external source. The decrease in Level 3 fixed maturity AFS securities at December 31, 2012 was due to sales and a bond that transferred out of Level 3 due to the availability of market observable data from an external pricing source.

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The Company’s Level 3 liabilities (assets) consist of provisions for GMWB, SALB and GMIB reinsurance. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees which are unlike instruments available in financial markets, their fair values are determined using stochastic techniques under a variety of market return scenarios. A variety of factors are considered, including expected market rates of return, equity and interest rate volatility, credit spread, correlations of market returns, discount rates and actuarial assumptions. For GMWB and SALB, an increase (decrease) in credit spread in isolation would result in a lower (higher) fair value measurement and increases (decreases) in volatility in isolation would result in a higher (lower) fair value measurement. Changes in the Company’s credit spread and volatility assumption have an inverse reaction for GMIB reinsurance, due to this reserve being an asset.

The expected returns are based on risk-free rates, such as the current London Inter-Bank Offered Rate (“LIBOR”) forward curve. The credit spread, which is the most significant unobservable input, is set by using the credit default swap (“CDS”) spreads of a reference portfolio of life insurance companies, adjusted to reflect the subordination of senior debt holders at the holding company level to the position of policyholders at the operating company level (who have priority in payments to other creditors). The credit spread was 45 basis points (“bps”) and 80 bps at December 31, 2013 and 2012, respectively.

For equity volatility, the Company uses a term structure assumption with market-based implied volatility inputs for the first five years and a long-term forward rate assumption of 25% thereafter. The volume of observable option trading from which volatilities are derived generally declines as the contracts’ term increases, therefore, the volatility curve grades from implied volatilities for five years to the ultimate rate. The resulting volatility assumption in year 20 for the S&P (expressed as a spot rate) was 23.9% and 24.4% at December 31, 2013 and 2012, respectively. Correlations of market returns across underlying indices are based on historical market returns and their inter-relationships over a number of years preceding the valuation date. Assumptions regarding policyholder behavior, such as lapses, included in the models are derived in the same way as the assumptions used to measure insurance liabilities. These assumptions are reviewed at each valuation date and updated based on historical experience and observable market data as required.

The following table provides a summary of the changes in fair value of the Company’s Level 3 liabilities (assets) at December 31, 2013 and 2012:

	December 31, 2013		December 31, 2012
	GMWB	GMWB Reinsurance	GMIB	GMIB Reinsurance
Balance at beginning of period (b)	$74,022	$(91,419)	$108,637	$(94,517)
Changes in interest rates (a)	(35,661)	26,663	2,560	(7,176)
Changes in equity markets (a)	(15,488)	25,483	(24,762)	9,746
Other (a)	(4,697)	(1,472)	(12,413)	528

Balance at end of period (b)	$18,176	$(40,745)	$74,022	$(91,419)

(a)	Recorded as a component of policy benefits in the Statements of Income.
(b)	Recorded as a component of future policy benefits in the Balance Sheets.

During 2013, the change in GMWB and GMIB reinsurance reserves was primarily driven by increased interest rates, updated policyholder behavior assumptions and better than expected equity market performance. During 2012, the change in GMWB and GMIB reinsurance reserves was primarily driven by updated policyholder behavior assumptions, decrease in risk neutral rates, change in volatility and favorable equity market performance.

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The following table provides a summary of the quantitative inputs and assumptions of the Company’s Level 3 assets and liabilities at December 31, 2013 and 2012:

Description	December 31, 2013 Estimated Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Assets
Fixed maturity securities
Corporate securities	$1,596
Asset-backed securities	4,832

Total fixed maturity securities	6,428	Broker	Not applicable	Not applicable
Limited partnership	5,044	Not applicable (1)	Not applicable (1)	Not applicable (1)

Total assets	$11,472

Liabilities
Future policy benefits (embedded derivatives) - GMWB	$18,176	Discounted cash flow	Own credit risk	45 bps
			Long-term volatility	25%
Future policy benefits (embedded derivatives) - GMIB Reinsurance	(40,745)	Discounted cash flow	Own credit risk	45 bps
			Long-term volatility	25%
Future policy benefits - SALB	41	See comment below (2)	See comment below (2)	See comment below (2)

Total liabilities	$(22,528)

Description	December 31, 2012 Estimated Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Assets
Fixed maturity securities
Residential mortgage-backed securities	$91

Total fixed maturity securities	91	Discounted cash flows	Constant prepayment rate	1%
			Probability of default	12%
			Loss severity	65%
Limited partnership	6,548	Not applicable (1)	Not applicable (1)	Not applicable (1)

Total assets	$6,639

Liabilities
Future policy benefits (embedded derivatives) - GMWB	$74,022	Discounted cash flow	Own credit risk	80 bps
			Long-term volatility	25%
Future policy benefits (embedded derivatives) - GMIB Reinsurance	(91,419)	Discounted cash flow	Own credit risk	80 bps
			Long-term volatility	25%

Total liabilities	$(17,397)

(1)	The Company has an investment in a limited partnership for which the fair value is derived from management’s review of the underlying financial statements that were prepared on a GAAP basis. Management did not make any adjustments to the valuation from the underlying financial statements. As a result, inputs are not developed by management to determine the fair value measurement for this investment.
(2)	The SALB is a relatively new product with fewer than 100 policies. Due to the small size of this block the liability was determined based on fees earned.

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The following table provides the estimated fair value of the Company’s assets not carried at fair value on the Balance Sheets at December 31, 2013 and 2012:

	December 31, 2013
	Level 1	Level 2	Level 3	Total
Assets
Mortgage loans on real estate (a)	$—	$—	$51,508	$51,508
Policy loans (b)	—	710,087	—	710,087

Total assets	$—	$710,087	$51,508	$761,595

	December 31, 2012
	Level 1	Level 2	Level 3	Total
Assets
Mortgage loans on real estate (a)	$—	$—	$59,548	$59,548
Policy loans (b)	—	752,437	—	752,437

Total assets	$—	$752,437	$59,548	$811,985

(a)	The fair value of mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or remaining maturities.
(b)	Policy loans are stated at unpaid principal balance. Fair value is estimated as equal to the book value of the loan.

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Note 3. Investments

Fixed Maturity and Equity Securities

The amortized cost/cost and estimated fair value of investments in fixed maturity and equity AFS securities at December 31, 2013 and 2012 were:

	December 31, 2013
		Gross Unrealized		Estimated Fair Value
	Amortized Cost/Cost	Gains	Losses/ OTTI (1)
Fixed maturity AFS securities
Corporate securities	$1,083,348	$82,645	$(8,760)	$1,157,233
Asset-backed securities	112,018	3,862	(981)	114,899
Commercial mortgage-backed securities	106,041	6,136	(2,031)	110,146
Residential mortgage-backed securities	47,862	3,773	(1)	51,634
Municipals	919	—	(146)	773
Government and government agencies
United States	271,261	10,585	(8,065)	273,781
Foreign	8,756	1,083	—	9,839

Total fixed maturity AFS securities	$1,630,205	$108,084	$(19,984)	$1,718,305

Equity securities
Banking securities	$28,136	$1,070	$(820)	$28,386
Industrial securities	5,926	291	—	6,217

Total equity securities	$34,062	$1,361	$(820)	$34,603

	December 31, 2012
		Gross Unrealized		Estimated Fair Value
	Amortized Cost/Cost	Gains	Losses/ OTTI (1)
Fixed maturity AFS securities
Corporate securities	$1,145,614	$139,290	$(894)	$1,284,010
Asset-backed securities	102,492	3,583	(1,412)	104,663
Commercial mortgage-backed securities	97,266	11,784	—	109,050
Residential mortgage-backed securities	92,292	5,178	(234)	97,236
Municipals	1,076	28	—	1,104
Government and government agencies
United States	306,430	50,935	—	357,365
Foreign	8,837	2,187	—	11,024

Total fixed maturity AFS securities	$1,754,007	$212,985	$(2,540)	$1,964,452

Equity securities
Banking securities	$32,820	$2,686	$(1,273)	$34,233
Other financial services securities	150	341	—	491
Industrial securities	6,026	463	(2)	6,487

Total equity securities	$38,996	$3,490	$(1,275)	$41,211

(1)	Subsequent unrealized gains (losses) on other-than-temporary impairments (“OTTI”) securities are included in OCI-OTTI.

Excluding investments in U.S. government and government agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

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The amortized cost and estimated fair value of fixed maturity AFS securities by investment grade at December 31, 2013 and 2012 were:

	December 31, 2013		December 31, 2012
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Investment grade	$1,571,119	$1,654,010	$1,680,467	$1,886,198
Below investment grade	59,086	64,295	73,540	78,254

Total fixed maturity AFS securities	$1,630,205	$1,718,305	$1,754,007	$1,964,452

At December 31, 2013 and 2012 the estimated fair value of fixed maturity securities rated BBB- were $117,465 and $96,136, respectively, which is the lowest investment grade rating given by S&P. Below investment grade securities are speculative and are subject to significantly greater risks related to the creditworthiness of the issuers and the liquidity of the market for such securities. The Company closely monitors such investments.

The amortized cost and estimated fair value of fixed maturity AFS securities at December 31, 2013 and 2012 by contractual maturities were:

	December 31, 2013		December 31, 2012
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Fixed maturity AFS securities
Due in one year or less	$11,751	$11,992	$81,476	$82,721
Due after one year through five years	344,357	369,929	258,569	278,158
Due after five years through ten years	586,004	628,131	852,450	955,898
Due after ten years	422,172	431,574	269,462	336,726

	1,364,284	1,441,626	1,461,957	1,653,503
Mortgage-backed securities and other asset-backed securities	265,921	276,679	292,050	310,949

Total fixed maturity AFS securities	$1,630,205	$1,718,305	$1,754,007	$1,964,452

In the preceding table fixed maturity securities not due at a single maturity date have been included in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

The Company did not hold any trading securities during the year ended 2013. During 2012 and 2011, there was $101 and $612, respectively, of investment income on fixed maturity trading securities recorded in net investment income in the Statements of Income. During 2012 and 2011 there was $1,069 and $394, respectively, of income recognized from the change in the fair value on fixed maturity trading securities recorded in net investment income in the Statements of Income. The Company recognized losses of ($960) and ($98) during 2012 and 2011, respectively, on the conversion of fixed maturity trading securities to preferred stock.

The Company had investment securities with an estimated fair value of $21,007 and $22,121 that were deposited with insurance regulatory authorities at December 31, 2013 and 2012, respectively.

Unrealized Gains (Losses) on Fixed Maturity and Equity Securities

The Company’s investments in fixed maturity and equity securities classified as AFS are carried at estimated fair value with unrealized gains and losses included in stockholder’s equity as a component of accumulated other comprehensive income (loss), net of taxes.

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The estimated fair value and gross unrealized losses and OTTI of fixed maturity and equity AFS securities aggregated by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2013 and 2012 were as follows:

	December 31, 2013
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$87,670	$91,425	$(3,755)
Asset-backed securities	63,709	64,265	(556)
Commercial mortgage-backed securities	1,478	1,526	(48)
Residential mortgage-backed securities	9	9	—
Municipals	773	919	(146)
Government and government agencies - United States	168,312	176,377	(8,065)
Equity securities - banking securities	9,476	10,296	(820)

Total fixed maturity and equity securities	331,427	344,817	(13,390)

Greater than six months but less than or equal to one year
Fixed maturity AFS securities
Corporate securities	46,542	50,577	(4,035)
Asset-backed securities	3,164	3,207	(43)
Commercial mortgage-backed securities	21,230	23,213	(1,983)
Residential mortgage-backed securities	7	7	—

Total fixed maturity and equity securities	70,943	77,004	(6,061)

Greater than one year
Fixed maturity AFS securities
Corporate securities	17,768	18,738	(970)
Asset-backed securities	7,018	7,400	(382)
Residential mortgage-backed securities	80	81	(1)

Total fixed maturity and equity securities	24,866	26,219	(1,353)

Total fixed maturity and equity securities	$427,236	$448,040	$(20,804)

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	December 31, 2012
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$16,567	$16,942	$(375)
Asset-backed securities	12,187	12,222	(35)
Commercial mortgage-backed securities	11	11	—
Residential mortgage-backed securities	9	10	(1)
Equity securities - industrial	233	235	(2)

Total fixed maturity and equity securities	29,007	29,420	(413)

Greater than six months but less than or equal to one year
Fixed maturity AFS securities
Corporate securities	7,780	8,070	(290)
Residential mortgage-backed securities	25	26	(1)

Total fixed maturity and equity securities	7,805	8,096	(291)

Greater than one year
Fixed maturity AFS securities
Corporate securities	10,795	11,024	(229)
Asset-backed securities	18,690	20,067	(1,377)
Residential mortgage-backed securities	10,638	10,870	(232)
Equity securities - banking	5,358	6,631	(1,273)

Total fixed maturity and equity securities	45,481	48,592	(3,111)

Total fixed maturity and equity securities	$82,293	$86,108	$(3,815)

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

The total number of securities in an unrealized loss position was 113 and 52 at December 31, 2013 and 2012, respectively.

The estimated fair value, gross unrealized losses, OTTI and number of securities where the fair value had declined below amortized cost by greater than 20% at December 31, 2013 and 2012 were as follows:

	December 31, 2013
	Estimated Fair Value	Gross Unrealized Losses/ OTTI (1)	Number of Securities
Decline > 20%
Greater than six months but less than or equal to one year	$1,695	$(461)	1

Total	$1,695	$(461)	1

	December 31, 2012
	Estimated Fair Value	Gross Unrealized Losses/ OTTI (1)	Number of Securities
Decline > 20%
Greater than one year	$3,655	$(1,180)	1

Total	$3,655	$(1,180)	1

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

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Unrealized gains (losses) incurred during the years ended December 31, 2013 and 2012 were primarily due to price fluctuations resulting from changes in interest rates and credit spreads. If the Company has the intent to sell or it is more likely than not that the Company will be required to sell these securities prior to the anticipated recovery of the amortized cost, securities are written down to fair value. If cash flow models indicate a credit event will impact future cash flows, the security is impaired to discounted cash flows. As the remaining unrealized losses in the portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired.

The components of net unrealized gains (losses) and OTTI included in accumulated other comprehensive income (loss), net of taxes, at December 31, 2013 and 2012 were as follows:

	December 31,
	2013	2012
Assets
Fixed maturity securities	$88,100	$210,445
Equity securities	541	2,215
Cash flow hedges	1,813	—
Value of business acquired	(29,418)	(49,810)

	61,036	162,850

Liabilities
Policyholder account balances	—	(12,912)
Income taxes - deferred	(21,333)	(53,228)

	(21,333)	(66,140)

Stockholder’s equity
Accumulated other comprehensive income, net of taxes	$39,703	$96,710

The Company records certain adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts a portion of these liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive income (loss), net of taxes.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist entirely of mortgages on commercial real estate. Prepayment premiums are collected when borrowers elect to prepay their debt prior to the stated maturity. There were no prepayment premiums for the years ended December 31, 2013 and 2012. There was $75 of prepayment premiums collected for the year ended December 31, 2011. Prepayment premiums are included in net realized investment gains (losses), excluding OTTI on securities in the Statements of Income.

The fair value for mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. The estimated fair value of the mortgages on commercial real estate at December 31, 2013 and 2012 was $51,508 and $59,548, respectively.

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Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. A valuation allowance is established when a loan is impaired for the excess carrying value of the loan over its estimated collateral value. In addition to the valuation allowance for specific loans, a general reserve is estimated based on a percent of the outstanding loan balance. The general reserve at December 31, 2013 and 2012 was $27 and $25, respectively. The change in the reserve is reflected in net realized investment gains (losses), excluding OTTI on securities in the Statements of Income. There were no impaired mortgage loans at December 31, 2013 or 2012. The change in the credit loss allowances on mortgage loans by type of property for the years ended December 31 was as follows:

	December 31,
Commercial	2013	2012
Balance at beginning of period	$25	$28
Provision	2	(3)

Balance at end of period	$27	$25

The commercial mortgages are geographically diversified throughout the United States with the largest concentrations in Pennsylvania, New Hampshire, Virginia, California, and Ohio which account for approximately 80% of mortgage loans at December 31, 2013.

The credit quality of mortgage loans by type of property for the years ended December 31 was as follows:

	December 31,
Commercial	2013	2012
AAA - AA	$16,758	$20,821
A	20,053	31,823
BBB	9,648	—

Total mortgage loans on real estate	46,459	52,644
Less: general reserve	(27)	(25)

Total mortgage loans on real estate, net	$46,432	$52,619

The credit quality for the commercial mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the risk rating process is updated at least annually. While mortgage loans with a lower rating carry a higher risk of loss, adequate reserves for loan losses have been established to cover those risks.

Policy Loans

Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. The estimated fair value of the policy loans at December 31, 2013 and 2012 was $710,087 and $752,437, respectively. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Securities Lending

The Company loans securities under securities lending agreements. At December 31, 2013 and 2012, the payable for collateral under securities loaned was $260,506 and $216,294, respectively. The amortized cost of securities out on loan at December 31, 2013 and 2012 was $251,183 and $187,240, respectively. The estimated fair value of securities out on loan at December 31, 2013 and 2012 was $247,221 and $206,241, respectively.

Reverse Repurchase Agreements

The Company enters into dollar roll repurchase agreement transactions whereby the Company takes delivery of mortgage-backed securities (“MBS”) pools and sells them to a counterparty along with an agreement to repurchase substantially the same pools at some point in the future, typically one month forward. These transactions are accounted for as collateralized borrowings, and the repurchase agreement liability is included in the Balance Sheet in payables for collateral under securities loaned and reverse repurchase

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agreements. At December 31, 2013 there were no reverse repurchase agreements. At December 31, 2012, the payable for reverse repurchase agreements was $26,355. At December 31, 2012, the estimated fair value and amortized cost of the securities that were pledged to the counterparty to support the initial dollar roll was $26,222 and $25,986, respectively.

Derivatives and Hedge Accounting

The Company uses several types of derivatives to manage the capital market risk associated with the GMWB.

S&P futures contracts are used to hedge the equity risk associated with these types of variable guaranteed products, in particular the claim and/or revenue risks of the liability portfolio. Net settlements on the futures occur daily. The realized gains (losses) on settlement of these futures have been recorded in net derivative losses in the Statements of Income.

The Company uses variance swaps to hedge equity risk. During 2013, the Company also entered into total return swaps which are based on the S&P. The Company recognizes gains (losses) from the change in fair value of the variance swaps and total return swaps in net derivative losses in the Statements of Income.

The Company also uses equity collars to hedge equity risk. These derivatives were purchased in the fourth quarter of 2012 as part of a hedging program which, with a zero cost at issue, hedges a portion of equity market decline by selling a portion of market upside above the Company’s long-term expected return. The Company recognizes gains (losses) from the change in fair value of the equity collars in net derivative losses in the Statements of Income. The equity collars were disposed of during the fourth quarter of 2013 due to changing market conditions and business needs.

During the third quarter 2013, the Company entered into cash flow hedging transactions on Treasury Inflation Protected Securities (“TIPS”) utilizing interest rate swaps to lengthen portfolio duration and to hedge the variability of cash flows due to changes in inflation.

The following table presents the notional and fair value for hedging instruments as of December 31, 2013 and 2012:

	Notional		Fair Value
	December 31,		December 31,
Derivative Type	2013	2012	2013	2012
Non-qualifying hedging
Short futures	$55,877	$145,702	$—	$—
Variance swaps	1,000	800	(5,579)	(1,910)
Total return swaps	686,679	—	(46,249)	—
Equity collar	—	1,525,000	—	(9,801)

Total non-qualifying hedge	743,556	1,671,502	(51,828)	(11,711)

Cash flow hedge
Interest rate swaps	49,884	—	1,756	—

Total cash flow hedge	49,884	—	1,756	—

Derivative Total	$793,440	$1,671,502	$(50,072)	$(11,711)

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The following table presents the net derivative gains (losses) recognized in the Statements of Income:

	Net Derivative Gains (Losses) Recognized In Income
	December 31,
Derivative Type	2013	2012	2011
Short futures	$(33,021)	$(30,225)	$(18,571)
Long futures	41,073	—	—
Variance swaps	(6,964)	(8,376)	(752)
Total return swaps	26,941	—	—
Interest rate swaps	(84)	—	—
Equity collar	(287,845)	(9,801)	—

Total	$(259,900)	$(48,402)	$(19,323)

The following tables present the components of the gain or loss on derivatives that qualify as cash flow hedges:

	Gain (Loss) Recognized in OCI on Derivative (Effective Portion)			Net Realized Gains (Losses) Recognized in Income on Derivative (Ineffective Portion)
	December 31,			December 31,
	2013	2012	2011	2013	2012	2011
Interest rate swaps	$1,813	$—	$—	$(84)	$—	$—

Total	$1,813	$—	$—	$(84)	$—	$—

		Gain (Loss) Reclassified from AOCI into Income (Effective Portion)
		December 31,
	Location	2013	2012	2011
Interest rate swaps	Net investment income	$(57)	$—	$—

Total		$(57)	$—	$—

All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

As of December 31, 2013, the before-tax deferred net losses on derivatives recorded in AOCI that are expected to be reclassified to the Statements of Income during the next twelve months are ($137). This expectation is based on the anticipated interest payments on the hedged investments in TIPS that will occur over the next twelve months, at which time the Company will recognize the deferred gains (losses) as an adjustment to interest income over the term of the investment cash flows.

The Company receives or pledges collateral related to these derivative transactions. The credit support agreement contains a fair value threshold of $1,000 over which collateral needs to be pledged by the Company or its counterparty. At December 31, 2013 and 2012, the Company has pledged securities in the amount of $31,213 and $4,949, respectively, to counterparties. The Company did not receive cash collateral from counterparties at December 31, 2013 and 2012.

In addition, in order to trade futures, the Company is required to post collateral to an exchange (sometimes referred to as margin). The fair value of collateral posted in relation to the futures margin was $8,452 and $9,921 as of December 31, 2013 and 2012, respectively.

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Offsetting of Financial Instruments

The Company has derivative instruments that are subject to master netting agreements. These agreements include provisions to setoff positions with the same counterparties in the event of default by one of the parties. The following tables present the offsetting of derivative assets for the periods ended December 31, 2013 and 2012:

	December 31, 2013
				Gross Amounts Not Offset in the Balance Sheet
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheet	Net Amounts of Assets Presented in the Balance Sheet	Financial Instruments	Cash Collateral Received	Net Amount
Derivatives	$1,756	$898	$858	$451	$—	$407

Total	$1,756	$898	$858	$451	$—	$407

	December 31, 2012
				Gross Amounts Not Offset in the Balance Sheet
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheet	Net Amounts of Assets Presented in the Balance Sheet	Financial Instruments	Cash Collateral Received	Net Amount
Derivatives	$68,361	$68,361	$—	$—	$—	$—

Total	$68,361	$68,361	$—	$—	$—	$—

The following tables present the offsetting of derivative liabilities for the periods ended December 31, 2013 and 2012:

	December 31, 2013
				Gross Amounts Not Offset in the Balance Sheet
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheet	Net Amounts of Liabilities Presented in the Balance Sheet	Financial Instruments	Collateral Pledged	Net Amount
Derivatives	$51,828	$898	$50,930	$—	$29,235	$21,695

Total	$51,828	$898	$50,930	$—	$29,235	$21,695

	December 31, 2012
				Gross Amounts Not Offset in the Balance Sheet
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheet	Net Amounts of Liabilities Presented in the Balance Sheet	Financial Instruments	Collateral Pledged	Net Amount
Derivatives	$80,072	$68,361	$11,711	$—	$2,867	$8,844

Total	$80,072	$68,361	$11,711	$—	$2,867	$8,844

There were no other financial assets or financial liabilities as of December 31, 2013 and 2012 that were subject to offsetting.

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Net Investment Income

Net investment income by source for the years ended December 31 was as follows:

	2013	2012	2011
Fixed maturity AFS securities	$80,560	$81,650	$80,146
Fixed maturity trading securities	—	209	908
Equity securities	2,083	2,070	1,606
Limited partnerships	(153)	(116)	1,357
Mortgage loans on real estate	3,275	3,527	3,712
Policy loans	38,334	40,833	42,384
Cash and cash equivalents	619	934	856
Interest rate swaps	1,573	—	—
Other	366	420	377

Gross investment income	126,657	129,527	131,346
Less: investment expenses	(5,524)	(4,244)	(3,075)

Net investment income	$121,133	$125,283	$128,271

Realized Investment Gains (Losses)

The Company considers fair value at the date of sale to be equal to proceeds received. Proceeds and gross realized investment gains (losses) from the sale of AFS securities for the years ended December 31 were as follows:

	2013	2012	2011
Proceeds	$756,322	$267,437	$178,888
Gross realized investment gains	9,598	8,021	9,000
Gross realized investment losses	(13,787)	(253)	(231)

Proceeds on AFS securities sold at a realized loss	296,028	6,647	5,447

Net realized investment gains (losses) for the years ended December 31 were as follows:

	2013	2012	2011
Fixed maturity AFS securities	$(5,103)	$7,378	$7,564
Equity securities	171	30	29
Limited partnerships	—	—	(58)
Mortgage loans on real estate	(2)	2	243
Adjustment related to VOBA	439	(561)	(1,106)

Net realized investment gains (losses)	$(4,495)	$6,849	$6,672

In 2013, 2012 and 2011 there were no impaired limited partnerships.

There were no impaired mortgage loans in 2013, 2012 and 2011. A valuation allowance is established when the excess carrying value of the mortgage loan exceeds the estimated collateral value.

OTTI

If management determines that a decline in the value of an AFS equity security is other-than-temporary, the cost basis is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. For debt securities, the manner in which an OTTI is recorded depends on whether management intends to sell a security or it is more likely than not that it will be required to sell a security in an unrealized loss position before its anticipated recovery. If management intends to sell or more likely than not will be required to sell the debt security before recovery, the OTTI is recognized in earnings for the difference between amortized cost and fair value. If these criteria are not met, the OTTI is bifurcated into two pieces: a credit loss is recognized in earnings at an amount equal to the difference between the amortized cost of the debt security and the present value of the security’s anticipated cash flows, and a non credit loss is recognized in OCI for any difference between the fair value and the net present value of the debt security at the impairment measurement date.

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The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the years ended December 31:

	December 31,
	2013	2012
Balance at beginning of period	$1,420	$2,229
Additional credit loss impairments recognized in the current period on securities previouslyimpaired through other comprehensive income	436	294
Accretion of credit loss impairments previously recognized	(1,142)	(1,103)

Balance at end of period	$714	$1,420

The components of OTTI reflected in the Statements of Income for the years ended December 31 were as follows:

	2013	2012	2011
Gross OTTI losses on securities	$743	$360	$4,747
Net OTTI loss recognized in OCI	—	—	3,572

Net OTTI losses	743	360	1,175
VOBA	(35)	(35)	—

Net OTTI losses recognized in income	$708	$325	$1,175

During 2013, the Company had an intent to sell impaired corporate bond, two previously OCI impaired 2007 vintage RMBS and one 2006 vintage RMBS due to adverse changes in cash flows.

During 2012, the Company impaired its holding on a corporate non-convertible bond as part of a pre-packaged bankruptcy. The Company impaired its holding in a 2007 vintage subprime RMBS, a previously OCI impaired holding of a 2005 vintage RMBS, a 2007 vintage subprime RMBS, and a previously OCI impaired 2007 vintage subprime RMBS due to adverse change in cash flows.

During 2011, the Company impaired its holdings of 2007 vintage subprime RMBS due to adverse change in cash flows, a 2006 vintage subprime RMBS, a corporate bond due to adverse changes in cash flows and a corporate non-convertible security due to a pre-packaged bankruptcy.

Note 4. VOBA, DAC, and DSI

VOBA

VOBA reflects the estimated fair value of in force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, Separate Accounts performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience. The long-term growth rate assumption for the amortization of VOBA, DAC and DSI was 8% at December 31, 2013 and 9% at December 31, 2012 and 2011.

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The change in the carrying amount of VOBA for the years ended December 31 was as follows:

	2013	2012
Balance at beginning of period	$271,351	$309,559
Amortization expense	(18,142)	(24,195)
Unlocking	12,662	4,295
Adjustment related to realized gains on investments and OTTI	439	(561)
Adjustment related to unrealized gains (losses) and OTTI on investments	20,392	(17,747)

Balance at end of period	$286,702	$271,351

During 2013, the increase in VOBA was primarily driven by an increase in adjustments related to unrealized gains (losses) and OTTI on investments resulting from increased unrealized losses during the year. The change in unlocking was driven by a decrease in fair value reserves and favorable equity market performance resulting in amortization and favorable unlocking.

The estimated future amortization of VOBA from 2014 to 2018 is as follows:

2014	$18,230
2015	28,304
2016	26,165
2017	25,114
2018	24,213

DAC and DSI

The change in the carrying amount of DAC and DSI for the years ended December 31 was as follows:

	DAC	DSI
Balance, January 1, 2012	$45,039	$10,355
Capitalization	423	23
Amortization	(2,638)	(920)
Unlocking	1,854	546

Balance, December 31, 2012	44,678	10,004
Capitalization	422	63
Amortization	(9,770)	(2,222)
Unlocking	(2,191)	(301)

Balance, December 31, 2013	$33,139	$7,544

The decrease in DAC and DSI in 2013 was primarily driven by positive gross profits resulting in increased amortization. The change in unlocking was due to a change in reserve calculation during 2013 when compared to 2012.

Note 5. Variable Contracts Containing Guaranteed Benefits

Variable Annuity Contracts Containing Guaranteed Benefits

Prior to 2009, the Company issued variable annuity contracts in which the Company may have contractually guaranteed to the contract owner a guaranteed minimum death benefit (“GMDB”) and/or an optional guaranteed living benefit provision. The living benefit provisions offered by the Company included a guaranteed minimum income benefit (“GMIB”) and a GMWB. Information regarding the general characteristics of each guaranteed benefit type is provided below:

•	In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: i) contract deposits accumulated at a specified interest rate, ii) the contract value on specified contract anniversaries, iii) return of contract deposits, or iv) some combination of these benefits. Each benefit type is reduced for contract withdrawals.

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•	In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years from contract issue that must elapse before the GMIB provision can be exercised.

•	Contracts containing GMWB provisions provide the contract owner the ability to withdraw minimum annual payments regardless of the impact of market performance on the contract owner’s account value. In general, withdrawal percentages are based on the contract owner’s age at the time of the first withdrawal.

The Company had the following variable annuity contracts containing guaranteed benefits at December 31:

	GMDB	GMIB	GMWB
2013
Net amount at risk (a)	$797,777	$6,581	$90,843
Average attained age of contract owners	72	66	74
Weighted average period remaining until expected annuitization	n/a	1.7 yrs	n/a

2012
Net amount at risk (a)	$1,109,211	$9,899	$158,732
Average attained age of contract owners	68	65	73
Weighted average period remaining until expected annuitization	n/a	2.6 yrs	n/a

(a)	Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMWB is defined as the difference between the maximum amount payable under the guarantee and the contract owners’ account balance at the Balance Sheet date.

The Company records liabilities for contracts containing GMDB and GMIB as a component of future policy benefits in the Balance Sheets and changes in the liabilities are included as a component of policy benefits in the Statements of Income. The GMDB and GMIB liabilities are determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and policyholder behavior assumptions based on actual and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC. The Company regularly evaluates the estimates used and adjusts the GMDB and/or GMIB liability balances with a related charge or credit to earnings (“unlocking”), if actual experience or evidence suggests that earlier assumptions should be revised.

The changes in the variable annuity GMDB and GMIB liabilities for the years ended December 31 were as follows:

	GMDB	GMIB
Balance, January 1, 2012	$144,380	$78,674
Guaranteed benefits incurred	33,900	15,396
Guaranteed benefits paid	(29,382)	—
Unlocking	(3,985)	(32,248)

Balance, December 31, 2012	144,913	61,822
Guaranteed benefits incurred	33,192	14,334
Guaranteed benefits paid	(27,269)	(879)
Unlocking	(28,246)	(10,373)

Balance, December 31, 2013	$122,590	$64,904

The change in reserve was primarily driven by updated policyholder assumptions during 2013 and a decrease in the long-term equity growth rate assumption along with Separate Account returns exceeding expectations when compared to 2012.

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At December 31, contract owners’ account balances by mutual fund class by guaranteed benefit provisions were comprised as follows:

	Equity	Bond	Balanced	Money Market	Total
2013
GMDB only	$1,666,065	$575,859	$524,531	$112,005	$2,878,460
GMDB and GMIB	1,054,382	304,140	355,145	25,576	1,739,243
GMDB and GMWB	384,365	117,558	173,729	1,683	677,335
GMWB only	155,446	47,263	67,787	1,925	272,421
GMIB only	95,742	25,850	46,877	1,950	170,419
No guaranteed benefit	18,100	5,083	14,744	741	38,668

Total	$3,374,100	$1,075,753	$1,182,813	$143,880	$5,776,546

2012
GMDB only	$1,407,025	$654,889	$507,416	$126,097	$2,695,427
GMDB and GMIB	968,539	318,493	383,368	31,286	1,701,686
GMDB and GMWB	359,497	98,019	197,787	1,867	657,170
GMWB only	141,326	38,556	76,676	1,628	258,186
GMIB only	84,446	21,553	50,567	2,584	159,150
No guaranteed benefit	14,437	4,588	14,422	310	33,757

Total	$2,975,270	$1,136,098	$1,230,236	$163,772	$5,505,376

Variable Life Contracts Containing Guaranteed Benefits

The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract’s account value.

At December 31, contract owners’ account balances by mutual fund class for contracts containing GMDB provisions were distributed as follows:

	2013	2012
Balanced	$684,445	$645,487
Equity	587,129	485,744
Bond	168,667	194,422
Money Market	125,456	137,826

Total	$1,565,697	$1,463,479

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Note 6. Income Taxes

The following is a reconciliation of the provision for income taxes based on income (loss) before federal income taxes, computed using the federal statutory rate versus the reported provision for income taxes for the years ended December 31:

	2013	2012	2011
Provisions for income taxes computed at Federal statutory rate (35%)	$(48,463)	$36,210	$1,292
Increase (decrease) in income taxes resulting from:
Dividend received deduction	(8,960)	(8,120)	(10,220)
Tax credits	(520)	(919)	(567)
Valuation allowance on federal deferred tax assets	174,661	(90,402)	(2,549)
Provision to return adjustment	(1,740)	910	(1,149)
State taxes	725	—	—
Unrecognized tax benefits	283	126	(1,777)
Tax goodwill amortization	—	(225)	—
Other	—	(476)	9

Income tax provision	$115,986	$(62,896)	$(14,961)

The effective tax rate was not meaningful for December 31, 2013, 2012, and 2011. Differences between the effective rate and the U.S. statutory rate of 35% principally were the result of Separate Accounts dividends-received deduction (“DRD”) and the valuation allowance on net operating loss carryforward.

The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes.

Deferred tax assets and liabilities at December 31 were as follows:

	December 31,
	2013	2012
Deferred tax assets
DAC	$44,497	$52,101
Net operating and capital loss carryforward	167,346	151,777
Intangible assets	45,501	49,239
Tax credits	12,308	12,181
Other	15,912	18,329
Liability for guaranty fund assessments	51	155

Total deferred tax assets	285,615	283,782
Valuation allowance	(179,654)	—

Net deferred tax assets	105,961	283,782

Deferred tax liabilities
VOBA	103,626	94,661
Policyholder account balance	4,218	44,126
Investment adjustments	40,781	101,018

Total deferred tax liabilities	148,625	239,805

Total net deferred tax asset (liability)	$(42,664)	$43,977

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The provision for income tax expense (benefit) consists of the following for the years ended:

	2013	2012	2011
Current federal income tax expense (benefit)	$(61)	$782	$(1,151)
Current state income tax expense	158	—	—
Deferred federal income tax expense (benefit)	114,932	(63,678)	(13,810)
Deferred state income tax expense	957	—	—

Total income tax expense (benefit)	$115,986	$(62,896)	$(14,961)

The provision for income tax receivable (payable) consists of the following for the periods ending December 31, 2013 and 2012:

	December 31,
	2013	2012
Current federal income tax receivable	$508	$6,290
Current state income tax receivable	118	140
Deferred federal income tax receivable (payable)	(41,707)	43,977
Deferred state income tax payable	(957)	—

Net income tax receivable (payable)	$(42,038)	$50,407

At December 31, 2013, the Company had a tax valuation allowance for federal deferred tax assets of $179,654 (this includes losses that are anticipated to be used in the consolidated group to reflect the income statement impact of the losses that wouldn’t be used if filing separately). At December 31, 2013, management determined that deferred tax assets on the loss carryforwards and other assets are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or some of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making the assessment. There was no tax valuation allowance at December 31, 2012.

The Company has analyzed all material tax positions under the guidance of ASC 740, Income Taxes, related to the accounting for uncertainty in income tax, and determined there were tax benefits of $2,931 (gross $8,374) and $2,648 (gross $7,566) that should not be recognized at December 31, 2013 and 2012, respectively, which primarily relate to uncertainty regarding the sustainability of certain deductions taken on the 2012, 2011, 2010, 2009 and 2008 U.S. Federal income tax returns. To the extent these unrecognized tax benefits are ultimately recognized, they will not impact the effective tax rate in a future period. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The components of the change in the unrecognized tax benefits were as follows:

	December 31,
	2013	2012
Balance at beginning of period	$2,648	$2,522
Additions for tax positions of prior years	283	126

Balance at end of period	$2,931	$2,648

At December 31, 2013 and 2012, the Company had an operating loss carryforward for federal income tax purposes of $459,738 (net of the ASC 740 reduction of $8,374) and $426,083 (net of the ASC 740 reduction of $7,566), respectively, with a carryforward period of fifteen years that expire at various dates up to 2028. At December 31, 2013, the Company had a capital loss carryforward of $4,127 for federal income tax purposes with a carryforward period of five years. At December 31, 2012, the Company did not have a capital loss carryforward for federal income tax purposes. At December 31, 2013 and 2012, the Company had a foreign tax credit carryforward of $8,092 and $7,907, respectively, with a carryforward period of ten years that will expire at various dates up to 2023. Also, the Company has an Alternative Minimum Tax credit carryforward for federal income tax purposes of $4,216 and $4,274 at December 31, 2013 and 2012, respectively, with an indefinite carryforward period.

The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. These amounts are included in insurance expenses and taxes on the Statements of Income. The Company did not incur or recognize any penalties in its financial statements at December 31, 2013, 2012, and 2011. The Company recognized interest (income) expense of less than ($1), ($30), and $30 at December 31, 2013, 2012, and 2011 respectively.

39

Effective January 1, 2013 for federal income tax purposes, the Company joined in a consolidated income tax return filing with AUSA, and indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Separate Company income taxes relating to state income taxes, net operating losses and tax credits that are not settled under the tax sharing agreement are settled through capital contributions or return of capital to AUSA. There were no capital contributions or return of capital in 2013 or 2012. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service.

The Company filed a separate federal income tax return for the years 2008 through 2012, but no examination by the Internal Revenue Service has commenced. A tax return has not yet been filed for 2013.

Note 7. Accumulated Other Comprehensive Income

The following table presents the change in accumulated other comprehensive income by component for the period ended December 31, 2013:

	Unrealized Holding Gains	Unrealized Holding Gains
	(Losses) on	(Losses) on
	AFS Securities (a)	Cash Flow Hedges (a)	Total
Beginning balance	$96,710	$—	$96,710
Other comprehensive income (loss) before reclassifications	(43,440)	1,133	(42,307)
Amounts reclassified from accumulated other comprehensive income	(14,737)	37	(14,700)

Net current period other comprehensive income (loss)	(58,177)	1,170	(57,007)

Ending balance	$38,533	$1,170	$39,703

(a)	All amounts are net of tax.

40

The following table presents the reclassifications out of accumulated other comprehensive income for the period ended December 31, 2013:

Accumulated Other Comprehensive Income Components	Amount Reclassified from Accumulated Other Comprehensive Income	Affected Line Item in the Statement Where Net Income is Presented
Unrealized holding gains (losses) on AFS securities
Available-for-sale securities	$23,204	Net realized investment gains (losses)
	(356)	Portion of other-than-temporary impairments previously recognized in other comprehensive income

	22,848	Total before tax
	8,111	Tax expense

	$14,737	Net of tax

Unrealized holding gains (losses) on cash flow hedges
Interest rate swaps	$(57)	Net investment income

	(57)	Total before tax
	(20)	Tax benefit

	(37)	Net of tax

Total amounts reclassified from AOCI	$14,700

Note 8. Stockholder’s Equity and Statutory Accounting Principles

The Company’s statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Arkansas. The State of Arkansas has adopted the National Association of Insurance Commissioners’ (“NAIC”) statutory accounting principles as the basis of its statutory accounting principles.

The Company’s statutory net income (loss) for the years ended December 31, 2013, 2012, and 2011 was $196,612, $178,189, and ($340,218), respectively.

Statutory capital and surplus at December 31, 2013 and 2012 was $774,085 and $636,158, respectively. At December 31, 2013 and 2012, approximately $438,112 and $215,556, respectively, of stockholder’s equity was available for dividend distribution that would not require approval by the Arkansas Insurance Department, subject to the availability of unassigned surplus. During 2013 and 2012, the Company did not pay any dividends to AUSA or receive any capital contributions from AUSA.

The NAIC utilizes the Risk Based Capital (“RBC”) adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should hold based upon that company’s risk profile. At December 31, 2013 and 2012, based on the RBC formula, the Company’s total adjusted capital level was above the minimum amount of capital required to avoid regulatory action.

A financial exam of the Company has been performed by the state, for the period January 1, 2005 through December 31, 2009, and was completed on February 7, 2011. The Examination Report, as of December 31, 2009, was adopted by the Insurance Department of the State of Arkansas on May 13, 2011. There were no changes to the Company’s financial statements as a result of the exam.

41

Note 9. Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding mortality risk to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily quota share coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $1,000 on single and joint life policies.

Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2013 and 2012, net reinsurance receivable (payable) were ($249) and $2,186 respectively. The Company did not have a reinsurance reserve at December 31, 2013 and 2012.

At December 31, 2013, the Company had the following life insurance inforce:

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$5,552,335	$970,152	$824	$4,583,007	0.02%

In addition, the Company seeks to limit its exposure to guaranteed benefit features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and GMDB provisions to the extent reinsurance capacity is available in the marketplace. At December 31, 2013, 36% and 6% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured. At December 31, 2012, 39% and 6% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured.

Note 10. Related Party Transactions

At December 31, 2013, the Company had the following related party agreements in effect:

The Company is party to a common cost allocation service agreement between AUSA companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. During 2013, 2012 and 2011, the Company incurred $10,751, $11,514, and $8,417, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

The Company is party to intercompany short-term note receivable arrangements with its parent and affiliates at various times during the year. On May 21, 2013, the Company entered into an intercompany short-term note receivable of $50,000 with an interest rate of 0.10% that was paid off in December 2013. On March 30, 2011, the Company entered into an intercompany short-term note receivable of $50,000 with an interest rate of 0.25% that was paid off in December 2011. During 2013, 2012 and 2011, the Company accrued and/or received $29, $0, and $94 of interest, respectively. Interest related to these arrangements is included in net investment income.

AEGON USA Realty Advisors, LLC acts as the manager and administrator for the Company’s mortgage loans on real estate under an administrative and advisory agreement with the Company. Charges attributable to this agreement are included in net investment income. During 2013, 2012 and 2011, the Company incurred $90, $86, and $130, respectively, under this agreement. Mortgage loan origination fees are amortized into net investment income over the life of the mortgage loans. There were no mortgage loan origination fees during 2013, 2012 and 2011, respectively.

AEGON USA Investment Management, LLC acts as a discretionary investment manager under an investment management agreement with the Company. During 2013, 2012 and 2011, the Company incurred $1,673, $1,625, and $2,212, respectively, in expenses under this agreement. Charges attributable to this agreement are included in net investment income.

Transamerica Capital, Inc. provides underwriting and distribution services for the Company under an underwriting agreement. During 2013, 2012 and 2011, the Company incurred $32,414, $32,546, and $37,642, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

42

Transamerica Asset Management, Inc. acts as the investment advisor for certain related party funds in the Company’s Separate Accounts under multiple service agreements. During 2013, 2012 and 2011, the Company incurred $410, $405 and $423, respectively, in expenses under this agreement. Charges attributed to these agreements are included in insurance expenses and taxes, net of amounts capitalized.

The Company has a participation agreement with Transamerica Series Trust to offer certain funds in the Company’s Separate Accounts. Transamerica Capital, Inc. acts as the distributor for said related party funds. The Company has entered into a distribution and shareholder services agreement for certain of the said funds. During 2013, 2012 and 2011, the Company received $1,873, $1,737, and $1,852, respectively, in revenue under these agreements. Revenue attributable to this agreement is included in policy charge revenue.

The Company is party to the purchasing and selling of investments between various affiliated companies. The investments are purchased and sold using the fair value on the date of the acquisition or disposition. During 2013 and 2012, the Company sold $1,698 and $9,714, respectively, fixed maturity AFS securities to affiliated companies. During 2011, the Company sold $2,800 of mortgage loans on real estate to affiliated companies. During 2013, the Company purchased $15,097 of derivatives from affiliated companies. During 2012, the Company purchased $68,685 of fixed maturity AFS securities from affiliated companies.

While management believes that the service agreements referenced above are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred with an unrelated third party. Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party’s representations and contractual obligations thereunder.

Note 11. Commitments and Contingencies

State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state’s life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer’s contract owner obligations (within specified limits). The Company has utilized public information to estimate what future assessments it will incur as a result of insolvencies. At December 31, 2013 and 2012, the Company’s estimated liability for future guaranty fund assessments was $202 and $631, respectively. In addition, the Company has a receivable for future premium tax deductions of $4,588 and $3,991 at December 31, 2013 and 2012, respectively. If future insolvencies occur, the Company’s estimated liability may not be sufficient to fund these insolvencies and the estimated liability may need to be adjusted. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability appropriately.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position, results of operations or cash flows of the Company.

43

Note 12. Segment Information

In reporting to management, the Company’s operating results are categorized into two business segments: Annuity and Life Insurance. The Company’s Annuity segment consists of variable annuities and interest-sensitive annuities. The Company’s Life Insurance segment consists of variable life insurance products and interest-sensitive life insurance products. The accounting policies of the business segments are the same as those for the Company’s financial statements included herein. All revenue and expense transactions are recorded at the product level and accumulated at the business segment level for review by management. The following tables summarize each business segment’s contribution to select Statements of Income information for the years ended December 31:

	Annuity	Life Insurance	Total
2013
Net revenues (a)	$(92,674)	$74,125	$(18,549)
Amortization of VOBA	644	4,836	5,480
Policy benefits (net of reinsurance recoveries)	7,321	35,810	43,131
Income tax expense	99,584	16,402	115,986
Net income (loss)	(262,200)	7,748	(254,452)

2012
Net revenues (a)	$127,544	$80,750	$208,294
Amortization of VOBA	16,253	3,647	19,900
Policy benefits (net of reinsurance recoveries)	(18,195)	42,728	24,533
Income tax expense (benefit)	(64,000)	1,104	(62,896)
Net income	143,793	22,083	165,876

2011
Net revenues (a)	$167,850	$79,100	$246,950
Amortization (accretion) of VOBA	(5,066)	17,218	12,152
Policy benefits (net of reinsurance recoveries)	148,579	35,356	183,935
Income tax expense (benefit)	(16,068)	1,107	(14,961)
Net income	5,252	13,407	18,659

(a)	Net revenues include total revenues net of interest credited to policyholder liabilities.

The following tables represent select Balance Sheet information at December 31:

	Total Assets	Total Policyholder Liabilities
2013
Annuity	$7,475,543	$515,515
Life Insurance	3,080,270	1,189,353

Total	$10,555,813	$1,704,868

2012
Annuity	$7,584,499	$578,345
Life Insurance	2,957,130	1,264,439

Total	$10,541,629	$1,842,784

44

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Years Ended December 31, 2013 and 2012

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Financial Statements

Years Ended December 31, 2013 and 2012

The Board of Directors and Contract Owners

Of Merrill Lynch Life Variable Annuity Separate Account D

Transamerica Advisors Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account D (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2013, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Advisors Life Insurance Company Merrill Lynch Life Variable Annuity Separate Account D, at December 31, 2013, the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 21, 2014

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Assets and Liabilities

December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AllianceBernstein Discovery Value Class A Shares	265,107.186	$4,609,463	$5,662,689	$4	$5,662,693	267,979	$20.737522	$21.715234
AllianceBernstein Growth and Income Class A Shares	652,098.687	2,524,187	3,482,207	21	3,482,228	145,912	23.865266	23.865266
AllianceBernstein International Value Class A Shares	154,549.303	1,946,772	2,072,506	5	2,072,511	304,798	6.707661	6.940086
AllianceBernstein Large Cap Growth Class A Shares	83,047.276	2,217,922	3,158,288	—	3,158,288	126,396	24.987246	24.987246
AllianceBernstein Value Class A Shares	55,457.315	578,733	724,827	2	724,829	53,926	13.078587	13.695436
AllianzGI NFJ Dividend Value Class A Shares	420,613.676	5,056,861	6,687,757	—	6,687,757	580,389	11.336056	11.728651
AllianzGI NFJ Mid-Cap Value Class A Shares	168,186.830	2,726,494	3,999,483	74	3,999,557	128,121	15.944294	31.582059
AllianzGI NFJ Small-Cap Value Class A Shares	319,619.920	7,602,623	10,598,597	—	10,598,597	346,198	22.337869	35.185022
American Century Equity Income A Class	918,872.753	7,118,671	7,883,928	1	7,883,929	360,910	15.543856	21.985518
American Century Ultra® A Class	1,663.011	38,895	55,012	3	55,015	3,349	16.003416	16.758093
American Funds - Bond Fund of America Class F -1 Shares	391,497.823	4,869,832	4,854,573	(5)	4,854,568	408,727	11.606933	12.154501
American Funds - EuroPacific Growth Fund® Class F -1 Shares	143,178.544	5,420,162	6,987,113	4	6,987,117	358,935	18.980584	19.875985
American Funds - Growth Fund of America® Class F -1 Shares	427,614.904	10,642,128	18,276,261	8	18,276,269	962,708	18.532252	19.406744
American Funds - Income Fund of America® Class F -1 Shares	353,597.982	5,294,528	7,284,118	(4)	7,284,114	435,145	16.298406	17.067359
American Funds - Investment Company of America® Class F -1 Shares	246,006.378	5,983,864	9,011,214	(6)	9,011,208	530,552	16.565244	17.346870
American Funds - The Bond Fund of America Class A Shares	1,100,100.627	13,261,690	13,641,248	10	13,641,258	933,574	14.611873	14.611873
American Funds - The Growth Fund of America® Class A Shares	1,467,456.618	45,718,694	63,100,635	(2)	63,100,633	2,331,357	27.066054	27.066054
American Funds - The Income Fund of America® Class A Shares	1,246,499.865	21,012,517	25,740,222	1	25,740,223	1,087,841	23.661746	23.661746
American Funds - The Investment Company of America Class A Shares	1,121,513.138	33,934,660	41,159,532	(1)	41,159,531	1,760,897	23.374189	23.374189
BlackRock Basic Value Investor A Shares	781,614.170	20,474,894	23,839,232	—	23,839,232	1,027,211	16.746619	25.263476
BlackRock Capital Appreciation Investor A Shares	2,653,784.304	61,762,024	72,554,463	(2)	72,554,461	3,839,735	17.168789	21.829430
BlackRock Global Allocation Investor A Shares	8,109,228.033	146,105,996	172,969,834	6	172,969,840	8,174,057	17.897050	28.465103
BlackRock Global Opportunities Investor A Shares	164,013.109	1,631,789	2,407,712	1	2,407,713	163,854	14.619743	14.789008
BlackRock Global SmallCap Investor A Shares	41,103.055	993,669	1,136,088	—	1,136,088	52,532	20.981721	21.970942
BlackRock High Yield Bond Investor A Shares	3,730,081.427	29,387,671	30,623,969	848	30,624,817	2,437,097	12.495581	12.640249
BlackRock International Investor A Shares	115,575.816	1,414,842	1,752,129	2	1,752,131	140,606	12.380665	12.528793
BlackRock International Index Investor A Shares	22,291.988	280,785	290,242	(1)	290,241	18,930	15.075345	15.786288
BlackRock Large Cap Core Investor A Shares	418,399.041	4,121,944	6,790,616	1	6,790,617	408,885	16.251861	17.018019
BlackRock Large Cap Growth Investor A Shares	469,311.377	5,266,067	6,316,931	(10)	6,316,921	358,039	17.214582	18.026198
BlackRock Large Cap Value Investor A Shares	245,355.899	3,603,518	5,054,332	7	5,054,339	320,280	15.433933	16.161602
BlackRock Low Duration Bond Investor A Shares	13,444.709	130,515	131,086	7	131,093	12,873	10.129414	10.254470
BlackRock S&P 500 Stock Investor A Shares	72,226.605	13,590,909	16,031,417	1	16,031,418	1,346,061	11.880696	11.922385
BlackRock Small Cap Index Investor A Shares	5,808.675	63,095	101,768	(1)	101,767	5,322	18.560993	19.436200
BlackRock Total Return Investor A Shares	708,110.792	7,877,575	8,072,463	(5)	8,072,458	623,798	12.155409	13.597762
BlackRock U.S. Government Bond Investor A Shares	3,087,516.613	33,210,032	32,017,547	(55)	32,017,492	3,197,434	9.906915	10.029231
BlackRock Value Opportunities Investor A Shares	342,599.109	6,211,523	10,250,565	(1)	10,250,564	400,907	17.222796	28.658609
Cohen & Steers Realty Income Class A Shares	51,845.539	577,540	684,880	3	684,883	43,811	15.244387	15.963352
Columbia Acorn International Class A Shares	981,149.516	40,874,314	45,751,002	3	45,751,005	3,535,323	12.726408	13.167163
Columbia Acorn USA Class A Shares	637,459.097	17,389,065	21,769,228	15	21,769,243	1,115,960	19.058084	19.957247
Columbia Marsico Growth Class A Shares	310,060.446	6,556,973	7,677,097	(3)	7,677,094	543,319	13.863450	14.415430
Columbia Mid Cap Growth Class A Shares	15,109.399	443,292	461,139	(1)	461,138	37,958	12.084506	12.249942
Columbia Select Smaller-Cap Value Class A Shares	884,877.378	15,805,604	18,839,039	1	18,839,040	564,451	33.375868	33.375868

See accompanying notes.

2

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Assets and Liabilities

December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Davis New York Venture Class A Shares	1,054,677.498	$34,610,647	$43,674,195	$21	$43,674,216	2,193,663	$15.886779	$23.578728
Delaware Smid Cap Growth Class A Shares	178,523.557	3,987,903	5,539,586	1	5,539,587	303,599	18.014683	18.306039
Dreyfus Appreciation Investor Shares	507,559.007	20,473,074	26,611,319	11	26,611,330	1,628,476	15.991106	16.745207
Eaton Vance Floating-Rate Class A Shares	360,676.135	3,388,138	3,426,423	5	3,426,428	268,571	12.449125	13.036459
Eaton Vance Large-Cap Value Class A Shares	2,124,734.388	40,169,685	50,802,399	(11)	50,802,388	4,266,925	11.708287	12.113777
Federated Equity Income Class A Shares	31,527.446	674,330	752,245	(676)	751,569	63,069	11.898335	11.940098
Federated Kaufmann Class A Shares	825,483.375	4,131,755	5,084,978	(4)	5,084,974	261,279	18.978287	19.873389
Fidelity Advisor® Equity Growth Class A Shares	34,907.065	1,840,506	2,910,900	(83)	2,910,817	130,154	16.965344	22.516197
Fidelity Advisor® Overseas Class A Shares	105,695.077	1,593,687	2,385,538	—	2,385,538	97,225	24.536162	24.536162
Fidelity Advisor® Stock Selector Mid Cap Class A Shares	55,590.611	1,324,585	1,628,249	4	1,628,253	60,092	27.096112	27.096112
Franklin Templeton Foreign Class A Shares	16,157,382.703	110,643,591	134,267,850	2	134,267,852	6,902,487	17.402712	25.117910
Franklin Templeton Growth Class A Shares	356,949.052	6,434,870	8,913,018	82	8,913,100	477,965	15.142449	22.740836
Invesco American Franchise Fund Class A Shares	45,643.308	708,365	771,828	—	771,828	67,892	11.368403	11.368403
Invesco Charter Class A Shares	744,466.415	13,452,224	16,274,036	(1)	16,274,035	1,018,565	15.977412	15.977412
Invesco Comstock Class A Shares	4,549,496.000	75,415,391	108,141,520	4	108,141,524	5,782,043	16.703306	27.078113
Invesco Equity and Income Class A Shares	505,525.233	4,145,624	5,388,899	57	5,388,956	236,571	22.779425	22.779425
Invesco Mid Cap Core Equity Class A Shares	148,428.620	3,403,111	3,740,401	—	3,740,401	214,179	17.154111	17.963066
Invesco Mid Cap Growth Class A Shares	77,245.401	1,968,073	2,892,840	—	2,892,840	180,405	16.035299	16.035299
Invesco Value Opportunities Class A Shares	30,265.030	325,613	421,895	(1)	421,894	305,166	1.375414	1.393465
Janus Enterprise Class A Shares	33,331.142	2,068,378	2,697,823	(2)	2,697,821	119,720	22.310644	22.814322
Janus Forty Class A Shares	216,676.932	7,538,346	8,914,089	2	8,914,091	565,135	15.498222	16.034892
JPMorgan Multi-Cap Market Neutral Class A Shares	58,038.698	562,536	576,324	—	576,324	63,770	8.886319	9.240078
JPMorgan Small Cap Growth Class A Shares	129,356.545	1,580,031	1,866,615	—	1,866,615	110,942	16.575143	17.149196
Lord Abbett Affiliated Class A Shares	113,563.975	1,304,333	1,768,191	2	1,768,193	119,937	14.382959	15.061370
Lord Abbett Bond-Debenture Class A Shares	2,321,992.898	17,725,435	18,924,242	93	18,924,335	968,399	16.138346	21.970114
Lord Abbett Mid Cap Stock Class A Shares	885,068.190	13,460,869	20,613,238	8	20,613,246	959,701	16.238391	24.792620
Managers Cadence Capital Appreciation Investor Class	2,045.446	27,593	46,554	—	46,554	3,879	11.766492	12.234998
MFS® Growth Class A Shares	39,028.686	1,808,487	2,552,866	19	2,552,885	157,237	16.235931	16.235931
MFS® Mid Cap Growth Class A Shares	1,384,688.471	13,524,389	18,914,845	(1)	18,914,844	842,664	22.446482	22.446482
MFS® Research International Class A Shares	1,107,818.810	16,714,184	19,807,800	—	19,807,800	801,077	24.726451	24.726451
Oppenheimer Capital Appreciation Class A Shares	13,648.819	639,559	817,155	—	817,155	55,364	14.480919	15.163841
Oppenheimer Flexible Strategies Class A Shares	37,411.824	915,205	956,620	6	956,626	59,942	15.959248	15.959248
Oppenheimer Global Class A Shares	47,041.984	2,765,243	3,705,967	—	3,705,967	130,593	28.377979	28.377979
Oppenheimer Main Street Class A Shares	47,232.625	1,461,914	2,288,893	10	2,288,903	114,634	16.372119	21.872766
Oppenheimer Main Street Small- & Mid-Cap Class A Shares	61,103.011	1,342,821	1,872,196	2	1,872,198	95,759	19.098018	19.998300
PIMCO CommodityRealReturn Strategy Class A Shares	2,827,187.836	19,955,768	15,295,086	10	15,295,096	1,594,148	9.374819	9.817275
PIMCO Low Duration Class A Shares	7,247,674.997	75,375,324	74,868,483	50	74,868,533	6,279,772	11.726725	12.132695
PIMCO Real Return Class A Shares	4,624,117.057	54,560,687	50,726,564	(94)	50,726,470	3,855,687	12.865465	13.472459
PIMCO Total Return Class A Shares	22,868,756.643	254,230,801	244,467,009	78	244,467,087	16,302,706	14.165179	16.118707
Pioneer Class A Shares	28,808.459	1,091,626	1,128,715	6	1,128,721	69,434	15.927669	16.678735
Pioneer Emerging Markets Class A Shares	238,094.358	6,125,226	5,690,455	(2)	5,690,453	547,502	10.180534	10.586036
Pioneer High Yield Class A Shares	341,241.015	3,515,918	3,641,042	1,177	3,642,219	219,552	16.252608	17.019220

See accompanying notes.

3

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Assets and Liabilities

December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Pioneer Real Estate Shares Class A Shares	100,242.207	$2,336,865	$2,461,949	$(1)	$2,461,948	197,586	$12.303901	$12.666578
Pioneer Select Mid Cap Growth Class A Shares	10,496.260	322,181	410,404	(1)	410,403	21,501	18.931430	19.350967
Putnam Fund for Growth and Income Class A Shares	39,627.359	635,175	786,999	—	786,999	37,466	21.005955	21.005955
Putnam International Equity Class A Shares	112,140.287	2,257,582	2,740,709	—	2,740,709	127,474	21.500183	21.500183
Putnam Voyager Class A Shares	346,876.450	7,277,851	10,905,796	—	10,905,796	477,875	22.821428	22.821428
Ready Assets Prime Money	10,489,907.709	10,489,908	10,489,908	(7)	10,489,901	1,033,821	9.861600	10.326914
TA Diversified Equity Class A Shares	3,122,010.247	42,281,861	55,852,763	2	55,852,765	4,286,258	12.969992	13.092908
TA Flexible Income Class A Shares	105,481.370	963,400	982,032	2	982,034	755,280	1.285658	1.312279
TA Growth Opportunities Class A Shares	3,036,362.812	28,840,454	33,855,445	21	33,855,466	2,197,409	15.188397	15.635802
TA Small/Mid Cap Value Class A Shares	1,906,249.495	48,058,040	53,470,298	2	53,470,300	3,249,829	16.218784	16.696626

See Accompanying Notes.

4

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
AllianceBernstein Discovery Value Class A Shares	$4,697,816	$17,122	$77,914	$(60,792)	$236,856	$58,198	$295,054	$530,069	$825,123	$764,331	$(367,837)	$396,494	$5,094,310
AllianceBernstein Growth and Income Class A Shares	2,860,565	21,930	38,028	(16,098)	—	293,536	293,536	175,450	468,986	452,888	(632,236)	(179,348)	2,681,217
AllianceBernstein International Value Class A Shares	1,913,473	62,026	30,435	31,591	—	61,059	61,059	142,908	203,967	235,558	(110,663)	124,895	2,038,368
AllianceBernstein Large Cap Growth Class A Shares	2,424,098	—	34,637	(34,637)	—	282,153	282,153	168,595	450,748	416,111	(296,874)	119,237	2,543,335
AllianceBernstein Value Class A Shares	709,210	8,630	8,266	364	—	50,850	50,850	31,770	82,620	82,984	(263,395)	(180,411)	528,799
AllianzGI NFJ Dividend Value Class A Shares	4,662,102	136,238	82,379	53,859	—	370,491	370,491	189,683	560,174	614,033	430,528	1,044,561	5,706,663
AllianzGI NFJ Mid-Cap Value Class A Shares	3,812,571	70,943	49,935	21,008	—	104,231	104,231	376,519	480,750	501,758	(620,511)	(118,753)	3,693,818
AllianzGI NFJ Small-Cap Value Class A Shares	11,906,061	138,323	147,970	(9,647)	630,045	1,197,488	1,827,533	(867,148)	960,385	950,738	(2,536,907)	(1,586,169)	10,319,892
American Century Equity Income A Class	6,281,878	152,297	86,203	66,094	68,527	444,521	513,048	39,083	552,131	618,225	164,555	782,780	7,064,658
American Century Ultra® A Class	56,925	275	899	(624)	—	(318)	(318)	7,849	7,531	6,907	(2,661)	4,246	61,171
American Funds - Bond Fund of America Class F -1 Shares	7,380,292	173,495	100,721	72,774	—	116,287	116,287	98,206	214,493	287,267	(1,452,896)	(1,165,629)	6,214,663
American Funds - EuroPacific Growth Fund® Class F -1 Shares	7,804,819	115,444	105,591	9,853	—	87,720	87,720	1,038,190	1,125,910	1,135,763	(2,080,782)	(945,019)	6,859,800
American Funds - Growth Fund of America® Class F -1 Shares	15,893,700	128,386	238,477	(110,091)	—	1,243,444	1,243,444	1,612,910	2,856,354	2,746,263	(3,010,879)	(264,616)	15,629,084
American Funds - Income Fund of America® Class F -1 Shares	7,448,462	273,519	105,551	167,968	—	165,499	165,499	370,284	535,783	703,751	(987,673)	(283,922)	7,164,540
American Funds - Investment Company of America® Class F -1 Shares	7,968,972	185,583	118,571	67,012	106,372	154,108	260,480	710,527	971,007	1,038,019	(1,200,485)	(162,466)	7,806,506
American Funds - The Bond Fund of America Class A Shares	22,589,199	542,241	271,396	270,845	—	807,994	807,994	(138,982)	669,012	939,857	(4,501,951)	(3,562,094)	19,027,105
American Funds - The Growth Fund of America® Class A Shares	61,565,949	490,297	808,532	(318,235)	—	1,920,067	1,920,067	9,282,650	11,202,717	10,884,482	(12,835,148)	(1,950,666)	59,615,283
American Funds - The Income Fund of America® Class A Shares	30,679,889	1,129,232	386,095	743,137	—	(892,600)	(892,600)	3,135,266	2,242,666	2,985,803	(4,993,164)	(2,007,361)	28,672,528
American Funds - The Investment Company of America Class A Shares	41,842,085	980,663	544,536	436,127	542,010	(577,573)	(35,563)	5,214,408	5,178,845	5,614,972	(7,902,993)	(2,288,021)	39,554,064
BlackRock Basic Value Investor A Shares	31,860,533	528,712	414,015	114,697	1,882,568	389,900	2,272,468	1,265,549	3,538,017	3,652,714	(8,232,257)	(4,579,543)	27,280,990
BlackRock Capital Appreciation Investor A Shares	123,417,611	224,427	1,717,810	(1,493,383)	—	11,325,835	11,325,835	5,723,880	17,049,715	15,556,332	(30,310,059)	(14,753,727)	108,663,884

See Accompanying Notes.

(1)	See Footnote 1

5

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
BlackRock Global Allocation Investor A Shares	$172,354,741	$2,040,235	$2,476,355	$(436,120)	$—	$1,148,445	$1,148,445	$13,378,804	$14,527,249	$14,091,129	$(16,735,246)	$(2,644,117)	$169,710,624
BlackRock Global Opportunities Investor A Shares	2,007,011	20,722	31,539	(10,817)	—	38,954	38,954	225,632	264,586	253,769	(256,941)	(3,172)	2,003,839
BlackRock Global SmallCap Investor A Shares	961,933	26,900	13,891	13,009	—	(22,659)	(22,659)	144,786	122,127	135,136	(113,844)	21,292	983,225
BlackRock High Yield Bond Investor A Shares	13,439,369	885,436	219,588	665,848	56,782	121,943	178,725	1,161,081	1,339,806	2,005,654	(486,117)	1,519,537	14,958,906
BlackRock International Investor A Shares	1,437,571	16,257	23,743	(7,486)	—	(8,142)	(8,142)	199,363	191,221	183,735	(9,737)	173,998	1,611,569
BlackRock International Index Investor A Shares	356,580	9,106	5,215	3,891	—	(46,169)	(46,169)	96,313	50,144	54,035	(100,182)	(46,147)	310,433
BlackRock Large Cap Core Investor A Shares	6,065,278	104,062	93,466	10,596	—	(130,703)	(130,703)	858,187	727,484	738,080	(698,551)	39,529	6,104,807
BlackRock Large Cap Growth Investor A Shares	5,159,158	102,509	80,772	21,737	325,474	304,973	630,447	(3,147)	627,300	649,037	(178,088)	470,949	5,630,107
BlackRock Large Cap Value Investor A Shares	4,704,913	85,723	69,059	16,664	—	10,135	10,135	459,179	469,314	485,978	(922,600)	(436,622)	4,268,291
BlackRock Low Duration Bond Investor A Shares	184,553	3,750	2,570	1,180	155	71	226	4,248	4,474	5,654	(29,141)	(23,487)	161,066
BlackRock Small Cap Index Investor A Shares	117,459	2,370	1,612	758	—	(9,423)	(9,423)	24,201	14,778	15,536	(37,652)	(22,116)	95,343
BlackRock Total Return Investor A Shares	9,132,945	338,136	130,623	207,513	—	336,833	336,833	189,143	525,976	733,489	(662,561)	70,928	9,203,873
BlackRock U.S. Government Bond Investor A Shares	28,108,679	420,752	390,068	30,684	—	100,753	100,753	187,161	287,914	318,598	7,548,723	7,867,321	35,976,000
BlackRock Value Opportunities Investor A Shares	9,874,009	—	127,792	(127,792)	—	(318,200)	(318,200)	1,542,815	1,224,615	1,096,823	(2,021,072)	(924,249)	8,949,760
Cohen & Steers Realty Income Class A Shares	723,415	12,928	11,132	1,796	—	15,400	15,400	88,451	103,851	105,647	(85,182)	20,465	743,880
Columbia Acorn International Class A Shares	29,882,289	467,247	482,791	(15,544)	—	(292,687)	(292,687)	6,072,896	5,780,209	5,764,665	(3,345,180)	2,419,485	32,301,774
Columbia Acorn USA Class A Shares	13,766,075	56,626	209,188	(152,562)	1,119,359	1,278,041	2,397,400	(7,298)	2,390,102	2,237,540	(1,734,486)	503,054	14,269,129
Columbia Marsico Growth Class A Shares	6,286,881	18,207	97,820	(79,613)	—	494,465	494,465	261,292	755,757	676,144	(694,629)	(18,485)	6,268,396
Columbia Mid Cap Growth Class A Shares	289,879	—	5,081	(5,081)	5,663	(14,347)	(8,684)	34,389	25,705	20,624	(113,343)	(92,719)	197,160
Columbia Select Smaller-Cap Value Class A Shares	7,789,214	—	101,045	(101,045)	215,531	(72,978)	142,553	1,018,370	1,160,923	1,059,878	(1,235,763)	(175,885)	7,613,329
Davis New York Venture Class A Shares	46,933,747	528,855	604,463	(75,608)	1,548,948	1,501,288	3,050,236	1,943,694	4,993,930	4,918,322	(11,436,057)	(6,517,735)	40,416,012

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
Delaware Smid Cap Growth Class A Shares	$6,406,403	$—	$86,921	$(86,921)	$378,582	$321,436	$700,018	$(10,735)	$689,283	$602,362	$(1,288,753)	$(686,391)	$5,720,012
Dreyfus Appreciation Investor Shares	38,697,577	533,572	516,927	16,645	—	2,403,203	2,403,203	895,406	3,298,609	3,315,254	(9,699,301)	(6,384,047)	32,313,530
Eaton Vance Floating-Rate Class A Shares	2,709,641	117,872	41,192	76,680	—	10,994	10,994	84,953	95,947	172,627	(216,464)	(43,837)	2,665,804
Eaton Vance Large-Cap Value Class A Shares	63,445,046	927,068	850,322	76,746	—	872,657	872,657	7,221,252	8,093,909	8,170,655	(22,244,138)	(14,073,483)	49,371,563
Federated Kaufmann Class A Shares	4,331,789	—	65,881	(65,881)	345,421	300,913	646,334	87,900	734,234	668,353	(553,713)	114,640	4,446,429
Fidelity Advisor® Equity Growth Class A Shares	2,451,178	—	35,741	(35,741)	—	133,114	133,114	213,765	346,879	311,138	30,107	341,245	2,792,423
Fidelity Advisor® Overseas Class A Shares	2,113,455	32,584	29,075	3,509	5,365	(6,290)	(925)	384,263	383,338	386,847	(305,787)	81,060	2,194,515
Fidelity Advisor® Stock Selector Mid Cap Class A Shares	1,439,837	9,305	19,745	(10,440)	2,850	(23,544)	(20,694)	278,127	257,433	246,993	(158,626)	88,367	1,528,204
Franklin Templeton Foreign Class A Shares	123,429,386	2,544,249	1,746,297	797,952	—	(2,094,258)	(2,094,258)	21,228,875	19,134,617	19,932,569	(29,005,696)	(9,073,127)	114,356,259
Franklin Templeton Growth Class A Shares	7,483,273	146,361	107,437	38,924	—	(525,255)	(525,255)	1,882,001	1,356,746	1,395,670	(1,064,036)	331,634	7,814,907
Invesco Charter Class A Shares	12,851,194	134,695	179,240	(44,545)	—	330,429	330,429	1,043,801	1,374,230	1,329,685	(2,025,286)	(695,601)	12,155,593
Invesco Comstock Class A Shares	108,515,197	1,552,217	1,461,258	90,959	—	2,910,428	2,910,428	13,835,078	16,745,506	16,836,465	(34,514,890)	(17,678,425)	90,836,772
Invesco Equity and Income Class A Shares	5,295,150	115,415	69,840	45,575	—	235,459	235,459	300,339	535,798	581,373	(815,080)	(233,707)	5,061,443
Invesco Mid Cap Core Equity Class A Shares	3,263,408	17,057	49,538	(32,481)	238,990	54,072	293,062	21,380	314,442	281,961	(254,486)	27,475	3,290,883
Invesco Mid Cap Growth Class A Shares	2,804,600	—	35,679	(35,679)	—	278,415	278,415	29,489	307,904	272,225	(519,423)	(247,198)	2,557,402
Invesco Value Opportunities Class A Shares	255,206	2,448	3,647	(1,199)	267	317	584	39,048	39,632	38,433	(35,812)	2,621	257,827
Janus Enterprise Class A Shares	2,072,262	—	33,154	(33,154)	72,642	124,731	197,373	142,054	339,427	306,273	(190,530)	115,743	2,188,005
Janus Forty Class A Shares	7,417,939	30,709	116,874	(86,165)	—	374,050	374,050	1,263,496	1,637,546	1,551,381	(1,002,426)	548,955	7,966,894
JPMorgan Multi-Cap Market Neutral Class A Shares	586,818	—	8,812	(8,812)	—	(7,041)	(7,041)	7,541	500	(8,312)	(32,532)	(40,844)	545,974
JPMorgan Small Cap Growth Class A Shares	1,152,779	—	18,583	(18,583)	101,435	106,481	207,916	(78,138)	129,778	111,195	(63,811)	47,384	1,200,163
Lord Abbett Affiliated Class A Shares	1,811,828	26,349	24,541	1,808	—	89,975	89,975	141,983	231,958	233,766	(456,266)	(222,500)	1,589,328

See Accompanying Notes.

(1)	See Footnote 1

7

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
Lord Abbett Bond-Debenture Class A Shares	$18,963,284	$1,165,210	$268,600	$896,610	$—	$222,246	$222,246	$1,035,919	$1,258,165	$2,154,775	$(1,461,050)	$693,725	$19,657,009
Lord Abbett Mid Cap Stock Class A Shares	19,216,983	117,722	252,982	(135,260)	—	(915,991)	(915,991)	3,375,545	2,459,554	2,324,294	(3,448,876)	(1,124,582)	18,092,401
Managers Cadence Capital Appreciation Investor Class	54,267	301	858	(557)	—	2,928	2,928	2,524	5,452	4,895	(18,040)	(13,145)	41,122
MFS® Growth Class A Shares	1,516,692	—	22,353	(22,353)	—	83,154	83,154	182,451	265,605	243,252	(12,417)	230,835	1,747,527
MFS® Mid Cap Growth Class A Shares	14,153,152	—	186,733	(186,733)	—	99,832	99,832	2,084,355	2,184,187	1,997,454	(2,089,530)	(92,076)	14,061,076
MFS® Research International Class A Shares	25,842,202	436,149	327,919	108,230	—	(162,015)	(162,015)	3,630,900	3,468,885	3,577,115	(6,228,295)	(2,651,180)	23,191,022
Oppenheimer Capital Appreciation Class A Shares	606,163	4,322	10,368	(6,046)	—	25,376	25,376	52,854	78,230	72,184	18,195	90,379	696,542
Oppenheimer Flexible Strategies Class A Shares	1,141,982	—	13,198	(13,198)	—	16,407	16,407	22,866	39,273	26,075	(233,227)	(207,152)	934,830
Oppenheimer Global Class A Shares	3,549,731	32,901	44,784	(11,883)	5,461	91,182	96,643	516,811	613,454	601,571	(792,288)	(190,717)	3,359,014
Oppenheimer Main Street Class A Shares	2,456,076	27,773	36,264	(8,491)	—	267,835	267,835	93,703	361,538	353,047	(222,370)	130,677	2,586,753
Oppenheimer Main Street Small- & Mid-Cap Class A Shares	1,363,372	12,460	21,776	(9,316)	—	108,230	108,230	102,173	210,403	201,087	8,084	209,171	1,572,543
PIMCO CommodityRealReturn Strategy Class A Shares	16,142,662	330,086	255,282	74,804	170,706	293,205	463,911	75,041	538,952	613,756	(103,247)	510,509	16,653,171
PIMCO Low Duration Class A Shares	28,276,380	1,111,043	648,329	462,714	510,497	82,360	592,857	587,806	1,180,663	1,643,377	21,676,406	23,319,783	51,596,163
PIMCO Real Return Class A Shares	41,080,005	1,295,547	800,267	495,280	1,308,410	1,663,029	2,971,439	161,527	3,132,966	3,628,246	15,430,014	19,058,260	60,138,265
PIMCO Total Return Class A Shares	236,472,455	10,451,185	3,904,212	6,546,973	6,756,431	4,233,743	10,990,174	3,717,202	14,707,376	21,254,349	41,265,671	62,520,020	298,992,475
Pioneer Class A Shares	1,229,441	14,265	16,864	(2,599)	226,194	(828)	225,366	(124,336)	101,030	98,431	(318,554)	(220,123)	1,009,318
Pioneer Emerging Markets Class A Shares	5,478,694	25,670	85,375	(59,705)	25,355	24,207	49,562	547,844	597,406	537,701	(70,556)	467,145	5,945,839
Pioneer High Yield Class A Shares	3,147,620	175,566	51,185	124,381	—	29,502	29,502	261,583	291,085	415,466	(85,590)	329,876	3,477,496
Pioneer Real Estate Shares Class A Shares	1,705,302	36,660	29,748	6,912	—	122,824	122,824	117,731	240,555	247,467	194,703	442,170	2,147,472
Pioneer Select Mid Cap Growth Class A Shares	382,048	—	5,013	(5,013)	—	43,795	43,795	(13,810)	29,985	24,972	(108,503)	(83,531)	298,517
Putnam Fund for Growth and Income Class A Shares	646,436	8,024	7,036	988	—	70,738	70,738	26,174	96,912	97,900	(266,738)	(168,838)	477,598

See Accompanying Notes.

(1)	See Footnote 1

8

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
Putnam International Equity Class A Shares	$2,290,662	$23,381	$30,270	$(6,889)	$—	$(344,127)	$(344,127)	$781,876	$437,749	$430,860	$(336,166)	$94,694	$2,385,356
Putnam Voyager Class A Shares	22,685,429	256,605	297,473	(40,868)	—	383,165	383,165	2,777,825	3,160,990	3,120,122	(5,976,635)	(2,856,513)	19,828,916
Ready Assets Prime Money	16,606,709	5	192,650	(192,645)	369	1	370	—	370	(192,275)	(3,770,845)	(3,963,120)	12,643,589
TA Diversified Equity Class A Shares(1)	—	—	1,083,689	(1,083,689)	—	1,016,036	1,016,036	1,179,128	2,195,164	1,111,475	73,701,911	74,813,386	74,813,386
TA Flexible Income Class A Shares	590,421	37,561	11,588	25,973	—	5,101	5,101	43,697	48,798	74,771	129,838	204,609	795,030
TA Growth Opportunities Class A Shares	29,191,997	87,419	467,533	(380,114)	306,731	(1,506,523)	(1,199,792)	3,916,618	2,716,826	2,336,712	(1,140)	2,335,572	31,527,569
TA Small/Mid Cap Value Class A Shares	11,742,132	50,484	171,684	(121,200)	—	(43,899)	(43,899)	1,688,777	1,644,878	1,523,678	(1,698,470)	(174,792)	11,567,340

See Accompanying Notes.

(1)	See Footnote 1

9

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Change in Net Assets

Year Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
AllianceBernstein Discovery Value Class A Shares	$5,094,310	$12,331	$84,949	$(72,618)	$509,471	$168,497	$677,968	$1,037,411	$1,715,379	$1,642,761	$(1,074,378)	$568,383	$5,662,693
AllianceBernstein Growth and Income Class A Shares	2,681,217	28,397	39,444	(11,047)	—	257,105	257,105	600,075	857,180	846,133	(45,122)	801,011	3,482,228
AllianceBernstein International Value Class A Shares	2,038,368	93,644	31,616	62,028	—	51,079	51,079	266,467	317,546	379,574	(345,431)	34,143	2,072,511
AllianceBernstein Large Cap Growth Class A Shares	2,543,335	—	37,998	(37,998)	130,741	319,271	450,012	474,432	924,444	886,446	(271,493)	614,953	3,158,288
AllianceBernstein Value Class A Shares	528,799	7,524	8,995	(1,471)	—	78,789	78,789	98,833	177,622	176,151	19,879	196,030	724,829
AllianzGI NFJ Dividend Value Class A Shares	5,706,663	139,601	93,452	46,149	—	511,247	511,247	914,627	1,425,874	1,472,023	(490,929)	981,094	6,687,757
AllianzGI NFJ Mid-Cap Value Class A Shares	3,693,818	34,248	50,790	(16,542)	—	270,082	270,082	775,417	1,045,499	1,028,957	(723,218)	305,739	3,999,557
AllianzGI NFJ Small-Cap Value Class A Shares	10,319,892	110,763	140,708	(29,945)	1,062,742	1,258,549	2,321,291	427,727	2,749,018	2,719,073	(2,440,368)	278,705	10,598,597
American Century Equity Income A Class	7,064,658	153,806	93,989	59,817	460,770	229,110	689,880	400,959	1,090,839	1,150,656	(331,385)	819,271	7,883,929
American Century Ultra® A Class	61,171	26	745	(719)	2,114	(213)	1,901	14,066	15,967	15,248	(21,404)	(6,156)	55,015
American Funds - Bond Fund of America Class F -1 Shares	6,214,663	126,795	82,444	44,351	—	57,595	57,595	(296,415)	(238,820)	(194,469)	(1,165,626)	(1,360,095)	4,854,568
American Funds - EuroPacific Growth Fund® Class F -1 Shares	6,859,800	62,107	101,236	(39,129)	—	304,596	304,596	900,161	1,204,757	1,165,628	(1,038,311)	127,317	6,987,117
American Funds - Growth Fund of America® Class F -1 Shares	15,629,084	46,857	252,320	(205,463)	1,104,328	1,283,398	2,387,726	2,518,518	4,906,244	4,700,781	(2,053,596)	2,647,185	18,276,269
American Funds - Income Fund of America® Class F -1 Shares	7,164,540	240,738	106,252	134,486	—	442,000	442,000	536,054	978,054	1,112,540	(992,966)	119,574	7,284,114
American Funds - Investment Company of America® Class F -1 Shares	7,806,506	145,646	124,904	20,742	576,745	477,173	1,053,918	1,164,581	2,218,499	2,239,241	(1,034,539)	1,204,702	9,011,208
American Funds - The Bond Fund of America Class A Shares	19,027,105	369,146	207,854	161,292	—	710,947	710,947	(1,408,581)	(697,634)	(536,342)	(4,849,505)	(5,385,847)	13,641,258
American Funds - The Growth Fund of America® Class A Shares	59,615,283	187,996	799,623	(611,627)	3,757,189	3,293,949	7,051,138	10,664,736	17,715,874	17,104,247	(13,618,897)	3,485,350	63,100,633
American Funds - The Income Fund of America® Class A Shares	28,672,528	915,747	360,735	555,012	—	(132,179)	(132,179)	3,879,396	3,747,217	4,302,229	(7,234,534)	(2,932,305)	25,740,223
American Funds - The Investment Company of America Class A Shares	39,554,064	718,556	528,824	189,732	2,635,220	507,376	3,142,596	7,549,357	10,691,953	10,881,685	(9,276,218)	1,605,467	41,159,531
BlackRock Basic Value Investor A Shares	27,280,990	287,335	356,823	(69,488)	2,683,281	2,017,601	4,700,882	3,593,749	8,294,631	8,225,143	(11,666,901)	(3,441,758)	23,839,232
BlackRock Capital Appreciation Investor A Shares	108,663,884	—	1,272,295	(1,272,295)	10,120,035	16,038,905	26,158,940	(1,429,168)	24,729,772	23,457,477	(59,566,900)	(36,109,423)	72,554,461
BlackRock Global Allocation Investor A Shares	169,710,624	2,056,217	2,444,356	(388,139)	7,466,034	2,941,721	10,407,755	10,679,689	21,087,444	20,699,305	(17,440,089)	3,259,216	172,969,840
BlackRock Global Opportunities Investor A Shares	2,003,839	—	33,681	(33,681)	—	69,541	69,541	509,408	578,949	545,268	(141,394)	403,874	2,407,713
BlackRock Global SmallCap Investor A Shares	983,225	7,010	14,826	(7,816)	112,225	(7,441)	104,784	204,001	308,785	300,969	(148,106)	152,863	1,136,088
BlackRock High Yield Bond Investor A Shares	14,958,906	1,071,914	283,793	788,121	396,993	272,885	669,878	65,999	735,877	1,523,998	14,141,913	15,665,911	30,624,817
BlackRock International Investor A Shares	1,611,569	26,069	24,636	1,433	—	50,427	50,427	257,754	308,181	309,614	(169,052)	140,562	1,752,131

See Accompanying Notes.

(1)	See Footnote 1

10

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Change in Net Assets

Year Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
BlackRock International Index Investor A Shares	$310,433	$6,241	$4,684	$1,557	$—	$(49,079)	$(49,079)	$99,158	$50,079	$51,636	$(71,828)	$(20,192)	$290,241
BlackRock Large Cap Core Investor A Shares	6,104,807	—	98,409	(98,409)	—	473,578	473,578	1,388,646	1,862,224	1,763,815	(1,078,005)	685,810	6,790,617
BlackRock Large Cap Growth Investor A Shares	5,630,107	—	88,551	(88,551)	421,931	334,204	756,135	946,894	1,703,029	1,614,478	(927,664)	686,814	6,316,921
BlackRock Large Cap Value Investor A Shares	4,268,291	—	70,111	(70,111)	—	381,835	381,835	935,241	1,317,076	1,246,965	(460,917)	786,048	5,054,339
BlackRock Low Duration Bond Investor A Shares	161,066	2,704	2,253	451	—	215	215	(1,465)	(1,250)	(799)	(29,174)	(29,973)	131,093
BlackRock S&P 500 Stock Investor A Shares(1)	—	179,217	151,046	28,171	—	221,255	221,255	2,440,509	2,661,764	2,689,935	13,341,483	16,031,418	16,031,418
BlackRock Small Cap Index Investor A Shares	95,343	914	1,347	(433)	1,905	(2,572)	(667)	30,733	30,066	29,633	(23,209)	6,424	101,767
BlackRock Total Return Investor A Shares	9,203,873	269,642	117,926	151,716	—	358,256	358,256	(673,863)	(315,607)	(163,891)	(967,524)	(1,131,415)	8,072,458
BlackRock U.S. Government Bond Investor A Shares	35,976,000	609,565	434,493	175,072	172,330	(18,407)	153,923	(1,632,698)	(1,478,775)	(1,303,703)	(2,654,805)	(3,958,508)	32,017,492
BlackRock Value Opportunities Investor A Shares	8,949,760	—	131,357	(131,357)	—	573,095	573,095	2,884,720	3,457,815	3,326,458	(2,025,654)	1,300,804	10,250,564
Cohen & Steers Realty Income Class A Shares	743,880	14,510	11,270	3,240	28,355	38,602	66,957	(49,831)	17,126	20,366	(79,363)	(58,997)	684,883
Columbia Acorn International Class A Shares	32,301,774	1,002,656	603,161	399,495	1,795,618	475,949	2,271,567	4,355,568	6,627,135	7,026,630	6,422,601	13,449,231	45,751,005
Columbia Acorn USA Class A Shares	14,269,129	—	273,061	(273,061)	1,767,258	1,219,860	2,987,118	2,149,147	5,136,265	4,863,204	2,636,910	7,500,114	21,769,243
Columbia Marsico Growth Class A Shares	6,268,396	—	105,020	(105,020)	1,371,202	526,405	1,897,607	217,229	2,114,836	2,009,816	(601,118)	1,408,698	7,677,094
Columbia Mid Cap Growth Class A Shares	197,160	—	4,248	(4,248)	42,246	3,918	46,164	28,530	74,694	70,446	193,532	263,978	461,138
Columbia Select Smaller-Cap Value Class A Shares	7,613,329	—	162,248	(162,248)	1,237,441	594,788	1,832,229	3,022,741	4,854,970	4,692,722	6,532,989	11,225,711	18,839,040
Davis New York Venture Class A Shares	40,416,012	215,514	591,483	(375,969)	4,900,658	2,256,451	7,157,109	5,333,706	12,490,815	12,114,846	(8,856,642)	3,258,204	43,674,216
Delaware Smid Cap Growth Class A Shares	5,720,012	—	76,658	(76,658)	193,189	592,907	786,096	1,163,912	1,950,008	1,873,350	(2,053,775)	(180,425)	5,539,587
Dreyfus Appreciation Investor Shares	32,313,530	533,932	457,709	76,223	—	3,923,972	3,923,972	1,093,474	5,017,446	5,093,669	(10,795,869)	(5,702,200)	26,611,330
Eaton Vance Floating-Rate Class A Shares	2,665,804	114,859	46,297	68,562	—	8,730	8,730	12,370	21,100	89,662	670,962	760,624	3,426,428
Eaton Vance Large-Cap Value Class A Shares	49,371,563	627,367	776,011	(148,644)	2,087,396	3,235,322	5,322,718	7,068,994	12,391,712	12,243,068	(10,812,243)	1,430,825	50,802,388
Federated Equity Income Class A Shares(1)	—	7,827	7,324	503	32,199	10,173	42,372	77,915	120,287	120,790	630,779	751,569	751,569
Federated Kaufmann Class A Shares	4,446,429	—	69,893	(69,893)	640,152	422,401	1,062,553	543,292	1,605,845	1,535,952	(897,407)	638,545	5,084,974
Fidelity Advisor® Equity Growth Class A Shares	2,792,423	—	38,533	(38,533)	—	364,306	364,306	535,739	900,045	861,512	(743,118)	118,394	2,910,817
Fidelity Advisor® Overseas Class A Shares	2,194,515	19,850	29,768	(9,918)	8,822	89,406	98,228	496,465	594,693	584,775	(393,752)	191,023	2,385,538
Fidelity Advisor® Stock Selector Mid Cap Class A Shares	1,528,204	350	21,037	(20,687)	—	29,208	29,208	404,598	433,806	413,119	(313,070)	100,049	1,628,253

See Accompanying Notes.

(1)	See Footnote 1

11

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Change in Net Assets

Year Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
Franklin Templeton Foreign Class A Shares	$114,356,259	$1,764,026	$1,792,526	$(28,500)	$4,690,597	$2,800,675	$7,491,272	$21,861,517	$29,352,789	$29,324,289	$(9,412,696)	$19,911,593	$134,267,852
Franklin Templeton Growth Class A Shares	7,814,907	110,499	118,239	(7,740)	—	(16,270)	(16,270)	2,133,248	2,116,978	2,109,238	(1,011,045)	1,098,193	8,913,100
Invesco American Franchise Fund Class A Shares(1)	—	728	2,979	(2,251)	31,255	6,085	37,340	63,464	100,804	98,553	673,275	771,828	771,828
Invesco Charter Class A Shares	12,155,593	142,737	184,459	(41,722)	681,406	878,683	1,560,089	1,857,455	3,417,544	3,375,822	742,620	4,118,442	16,274,035
Invesco Comstock Class A Shares	90,836,772	1,375,963	1,497,159	(121,196)	—	6,696,640	6,696,640	22,498,182	29,194,822	29,073,626	(11,768,874)	17,304,752	108,141,524
Invesco Equity and Income Class A Shares	5,061,443	105,493	70,772	34,721	285,226	338,909	624,135	472,630	1,096,765	1,131,486	(803,973)	327,513	5,388,956
Invesco Mid Cap Core Equity Class A Shares	3,290,883	—	54,794	(54,794)	314,971	127,254	442,225	462,107	904,332	849,538	(400,020)	449,518	3,740,401
Invesco Mid Cap Growth Class A Shares	2,557,402	—	36,517	(36,517)	68,431	366,060	434,491	439,979	874,470	837,953	(502,515)	335,438	2,892,840
Invesco Value Opportunities Class A Shares	257,827	4,200	4,579	(379)	—	7,335	7,335	76,219	83,554	83,175	80,892	164,067	421,894
Janus Enterprise Class A Shares	2,188,005	—	37,614	(37,614)	136,378	194,709	331,087	321,312	652,399	614,785	(104,969)	509,816	2,697,821
Janus Forty Class A Shares	7,966,894	69,234	124,370	(55,136)	1,558,598	668,105	2,226,703	21,712	2,248,415	2,193,279	(1,246,082)	947,197	8,914,091
JPMorgan Multi-Cap Market Neutral Class A Shares	545,974	—	8,721	(8,721)	—	34	34	22,648	22,682	13,961	16,389	30,350	576,324
JPMorgan Small Cap Growth Class A Shares	1,200,163	—	24,251	(24,251)	169,881	130,299	300,180	309,298	609,478	585,227	81,225	666,452	1,866,615
Lord Abbett Affiliated Class A Shares	1,589,328	33,975	25,039	8,936	—	92,955	92,955	346,356	439,311	448,247	(269,382)	178,865	1,768,193
Lord Abbett Bond-Debenture Class A Shares	19,657,009	1,018,133	265,834	752,299	385,772	725,525	1,111,297	(683,360)	427,937	1,180,236	(1,912,910)	(732,674)	18,924,335
Lord Abbett Mid Cap Stock Class A Shares	18,092,401	76,568	268,022	(191,454)	—	532,401	532,401	4,564,830	5,097,231	4,905,777	(2,384,932)	2,520,845	20,613,246
Managers Cadence Capital Appreciation Investor Class	41,122	202	657	(455)	—	2,615	2,615	8,855	11,470	11,015	(5,583)	5,432	46,554
MFS® Growth Class A Shares	1,747,527	—	28,573	(28,573)	39,224	155,652	194,876	491,120	685,996	657,423	147,935	805,358	2,552,885
MFS® Mid Cap Growth Class A Shares	14,061,076	—	218,489	(218,489)	—	1,237,623	1,237,623	4,168,578	5,406,201	5,187,712	(333,944)	4,853,768	18,914,844
MFS® Research International Class A Shares	23,191,022	252,594	277,822	(25,228)	—	539,171	539,171	2,655,488	3,194,659	3,169,431	(6,552,653)	(3,383,222)	19,807,800
Oppenheimer Capital Appreciation Class A Shares	696,542	303	11,577	(11,274)	33,541	81,019	114,560	78,662	193,222	181,948	(61,335)	120,613	817,155
Oppenheimer Flexible Strategies Class A Shares	934,830	—	12,411	(12,411)	—	6,083	6,083	75,795	81,878	69,467	(47,671)	21,796	956,626
Oppenheimer Global Class A Shares	3,359,014	28,282	47,724	(19,442)	105,687	238,211	343,898	489,666	833,564	814,122	(467,169)	346,953	3,705,967
Oppenheimer Main Street Class A Shares	2,586,753	14,848	34,340	(19,492)	—	499,058	499,058	175,312	674,370	654,878	(952,728)	(297,850)	2,288,903
Oppenheimer Main Street Small- & Mid-Cap Class A Shares	1,572,543	949	28,255	(27,306)	—	283,939	283,939	252,868	536,807	509,501	(209,846)	299,655	1,872,198
PIMCO CommodityRealReturn Strategy Class A Shares	16,653,171	106,735	234,044	(127,309)	246,108	(178,055)	68,053	(2,644,090)	(2,576,037)	(2,703,346)	1,345,271	(1,358,075)	15,295,096

See Accompanying Notes.

(1)	See Footnote 1

12

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Statements of Operations and Change in Net Assets

Year Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
PIMCO Low Duration Class A Shares	$51,596,163	$771,944	$843,993	$(72,049)	$45,991	$(8,138)	$37,853	$(798,362)	$(760,509)	$(832,558)	$24,104,928	$23,272,370	$74,868,533
PIMCO Real Return Class A Shares	60,138,265	418,788	841,363	(422,575)	271,306	352,570	623,876	(6,520,171)	(5,896,295)	(6,318,870)	(3,092,925)	(9,411,795)	50,726,470
PIMCO Total Return Class A Shares	298,992,475	5,575,393	3,927,145	1,648,248	1,564,907	4,002,718	5,567,625	(17,460,595)	(11,892,970)	(10,244,722)	(44,280,666)	(54,525,388)	244,467,087
Pioneer Class A Shares	1,009,318	10,739	16,652	(5,913)	95,674	(33,723)	61,951	240,848	302,799	296,886	(177,483)	119,403	1,128,721
Pioneer Emerging Markets Class A Shares	5,945,839	19,714	84,893	(65,179)	—	(159,007)	(159,007)	21,327	(137,680)	(202,859)	(52,527)	(255,386)	5,690,453
Pioneer High Yield Class A Shares	3,477,496	169,068	53,197	115,871	124,633	90,587	215,220	21,856	237,076	352,947	(188,224)	164,723	3,642,219
Pioneer Real Estate Shares Class A Shares	2,147,472	47,402	37,774	9,628	—	93,562	93,562	(122,556)	(28,994)	(19,366)	333,842	314,476	2,461,948
Pioneer Select Mid Cap Growth Class A Shares	298,517	—	5,484	(5,484)	17,699	24,431	42,130	86,038	128,168	122,684	(10,798)	111,886	410,403
Putnam Fund for Growth and Income Class A Shares	477,598	8,113	8,085	28	—	67,580	67,580	101,853	169,433	169,461	139,940	309,401	786,999
Putnam International Equity Class A Shares	2,385,356	18,867	32,926	(14,059)	—	(60,851)	(60,851)	671,780	610,929	596,870	(241,517)	355,353	2,740,709
Putnam Voyager Class A Shares	19,828,916	98,363	210,605	(112,242)	—	1,439,412	1,439,412	3,861,114	5,300,526	5,188,284	(14,111,404)	(8,923,120)	10,905,796
Ready Assets Prime Money	12,643,589	4	161,909	(161,905)	282	1	283	(1)	282	(161,623)	(1,992,065)	(2,153,688)	10,489,901
TA Diversified Equity Class A Shares	74,813,386	523,411	955,219	(431,808)	—	5,178,603	5,178,603	12,391,774	17,570,377	17,138,569	(36,099,190)	(18,960,621)	55,852,765
TA Flexible Income Class A Shares	795,030	39,731	13,303	26,428	—	4,872	4,872	(12,549)	(7,677)	18,751	168,253	187,004	982,034
TA Growth Opportunities Class A Shares	31,527,569	—	487,688	(487,688)	1,347,325	(1,276,852)	70,473	10,498,879	10,569,352	10,081,664	(7,753,767)	2,327,897	33,855,466
TA Small/Mid Cap Value Class A Shares	11,567,340	185,772	547,048	(361,276)	4,191,242	1,302,605	5,493,847	4,632,496	10,126,343	9,765,067	32,137,893	41,902,960	53,470,300

See Accompanying Notes.

(1)	See Footnote 1

13

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies

Organization

Merrill Lynch Life Variable Annuity Separate Account D (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Merrill Lynch Investor Choice Annuity® and Merrill Lynch IRA Annuity®.

In the prior year, both Service Class and Initial Class were presented together within one subaccount. For the current year presentation, Service Class and Initial Class shares have been restated and now are reflected separately.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
The AllianceBernstein Trust	The AllianceBernstein Trust
AllianceBernstein Discovery Value Class A Shares	AllianceBernstein Discovery Value Portfolio Class A Shares
AllianceBernstein Growth and Income Class A Shares	AllianceBernstein Growth and Income Portfolio Class A Shares
AllianceBernstein International Value Class A Shares	AllianceBernstein International Value Portfolio Class A Shares
AllianceBernstein Large Cap Growth Class A Shares	AllianceBernstein Large Cap Growth Portfolio Class A Shares
AllianceBernstein Value Class A Shares	AllianceBernstein Value Portfolio Class A Shares
Allianz Funds	Allianz Funds
AllianzGI NFJ Dividend Value Class A Shares	AllianzGI NFJ Dividend Value Fund Class A Shares
AllianzGI NFJ Mid-Cap Value Class A Shares	AllianzGI NFJ Mid-Cap Value Fund Class A Shares
AllianzGI NFJ Small-Cap Value Class A Shares	AllianzGI NFJ Small-Cap Value Fund Class A Shares
American Century Capital Portfolios, Inc.	American Century Capital Portfolios, Inc.
American Century Equity Income A Class	American Century Equity Income Fund A Class
American Century Mutual Funds, Inc.	American Century Mutual Funds, Inc.
American Century Ultra® A Class	American Century Ultra® Fund A Class
American Funds	American Funds
American Funds - Bond Fund of America Class F -1 Shares	American Funds - Bond Fund of America Fund® Class F -1 Shares
American Funds - EuroPacific Growth Fund® Class F -1 Shares	American Funds - EuroPacific Growth Fund® Class F -1 Shares
American Funds - Growth Fund of America® Class F -1 Shares	American Funds - Growth Fund of America® Fund® Class F -1 Shares
American Funds - Income Fund of America® Class F -1 Shares	American Funds - Income Fund of America® Fund® Class F -1 Shares
American Funds - Investment Company of America® Class F -1 Shares	American Funds - Investment Company of America® Fund® Class F -1 Shares
American Funds - The Bond Fund of America Class A Shares	American Funds - The Bond Fund of America Fund® Class A Shares
American Funds - The Growth Fund of America® Class A Shares	American Funds - The Growth Fund of America® Fund® Class A Shares
American Funds - The Income Fund of America® Class A Shares	American Funds - The Income Fund of America® Fund® Class A Shares
American Funds - The Investment Company of America® Class A Shares	American Funds - The Investment Company of America® Fund® Class A Shares
BlackRock Series, Inc.	BlackRock Series, Inc.
BlackRock Basic Value Investor A Shares	BlackRock Basic Value Fund Investor A Shares
BlackRock Capital Appreciation Investor A Shares	BlackRock Capital Appreciation Fund Investor A Shares

14

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
BlackRock Series, Inc.	BlackRock Series, Inc.
BlackRock Global Allocation Investor A Shares	BlackRock Global Allocation Fund Investor A Shares
BlackRock Global Opportunities Investor A Shares	BlackRock Global Opportunities Portfolio Investor A Shares
BlackRock Global SmallCap Investor A Shares	BlackRock Global SmallCap Fund Investor A Shares
BlackRock High Yield Bond Investor A Shares	BlackRock High Yield Bond Portfolio Investor A Shares
BlackRock International Investor A Shares	BlackRock International Fund Investor A Shares
BlackRock International Index Investor A Shares	BlackRock International Index Fund Investor A Shares
BlackRock Large Cap Core Investor A Shares	BlackRock Large Cap Core Fund Investor A Shares
BlackRock Large Cap Growth Investor A Shares	BlackRock Large Cap Growth Fund Investor A Shares
BlackRock Large Cap Value Investor A Shares	BlackRock Large Cap Value Fund Investor A Shares
BlackRock Low Duration Bond Investor A Shares	BlackRock Low Duration Bond Portfolio Investor A Shares
BlackRock S&P 500 Stock Investor A Shares	BlackRock S&P 500 Stock Fund Investor A Shares
BlackRock Small Cap Index Investor A Shares	BlackRock U.S. Government Bond Fund Investor A Shares
BlackRock Total Return Investor A Shares	BlackRock Total Return Investor A Shares
BlackRock U.S. Government Bond Investor A Shares	BlackRock U.S. Government Bond Portfolio Investor A Shares
BlackRock Value Opportunities Investor A Shares	BlackRock Value Opportunities Fund Investor A Shares
Cohen & Steers Realty Income Fund, Inc.	Cohen & Steers Realty Income Fund, Inc.
Cohen & Steers Realty Income Class A	Cohen & Steers Realty Income Class A
Columbia Acorn Trust	Columbia Acorn Trust
Columbia Acorn International Class A Shares	Columbia Acorn International Class A Shares
Columbia Acorn USA Class A Shares	Columbia Acorn USA Class A Shares
Columbia Funds Series Trust	Columbia Funds Series Trust
Columbia Marsico Growth Class A Shares	Columbia Marsico Growth Fund Class A Shares
Columbia Mid Cap Growth Class A Shares	Columbia Mid Cap Growth Fund Class A Shares
Columbia Select Smaller-Cap Value Class A Shares	Columbia Select Smaller-Cap Value Fund Class A Shares
Davis New York Venture Fund, Inc.	Davis New York Venture Fund, Inc.
Davis New York Venture Class A Shares	Davis New York Venture Class A Shares
Delaware Group Equity Funds IV	Delaware Group Equity Funds IV
Delaware Smid Cap Growth Class A Shares	Delaware Smid Cap Growth Fund Class A Shares
Dreyfus Appreciation Fund, Inc.	Dreyfus Appreciation Fund, Inc.
Dreyfus Appreciation	Dreyfus Appreciation
Eaton Vance Mutual Funds Trust	Eaton Vance Mutual Funds Trust
Eaton Vance Floating-Rate Class A Shares	Eaton Vance Floating-Rate Fund Class A Shares
Eaton Vance Special Investment Trust	Eaton Vance Special Investment Trust
Eaton Vance Large-Cap Value Class A Shares	Eaton Vance Large-Cap Value Fund Class A Shares
Federated Equity Funds	Federated Equity Funds
Federated Equity Income Class A Shares	Federated Equity Income Fund Class A Shares
Federated Kaufmann Class A Shares	Federated Kaufmann Fund Class A Shares
Fidelity Advisor Series	Fidelity Advisor Series
Fidelity Advisor® Equity Growth Class A Shares	Fidelity Advisor® Equity Growth Fund Class A Shares
Fidelity Advisor® Overseas Class A Shares	Fidelity Advisor® Overseas Fund Class A Shares
Fidelity Advisor® Stock Selector Mid Cap Class A Shares	Fidelity Advisor® Stock Selector Mid Cap Fund Class A Shares

15

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Templeton Funds	Templeton Funds
Franklin Templeton Foreign Class A Shares	Franklin Templeton Foreign Fund Class A Shares
Franklin Templeton Growth Class A Shares	Franklin Templeton Growth Fund Class A Shares
AIM Series Trust (Invesco Series Trust)	AIM Series Trust (Invesco Series Trust)
Invesco American Franchise Fund Class A Shares	Invesco American Franchise Fund Fund Class A Shares
Invesco Charter Class A Shares	Invesco Charter Fund Class A Shares
Invesco Comstock Class A Shares	Invesco Comstock Fund Class A Shares
Invesco Equity and Income Class A Shares	Invesco Equity and Income Fund Class A Shares
Invesco Mid Cap Core Equity Class A Shares	Invesco Mid Cap Core Equity Fund Class A Shares
Invesco Mid Cap Growth Class A Shares	Invesco Mid Cap Growth Fund Class A Shares
Invesco Value Opportunities Class A Shares	Invesco Value Opportunities Fund Class A Shares
Janus Advisor Series	Janus Advisor Series
Janus Enterprise Class A	Janus Enterprise Fund Class A
Janus Forty Class A	Janus Forty Fund Class A
JPMorgan Trust II	JPMorgan Trust II
JPMorgan Multi-Cap Market Neutral Class A Shares	JPMorgan Multi-Cap Market Neutral Fund Class A Shares
JPMorgan Small Cap Growth Class A Shares	JPMorgan Small Cap Growth Fund Class A Shares
Lord Abbett Funds, Inc.	Lord Abbett Funds, Inc.
Lord Abbett Affiliated Class A Shares	Lord Abbett Affiliated Class A Shares
Lord Abbett Funds, Inc.	Lord Abbett Funds, Inc.
Lord Abbett Bond-Debenture Class A Shares	Lord Abbett Bond-Debenture Class A Shares
Lord Abbett Mid Cap Stock Class A Shares	Lord Abbett Mid Cap Stock Class A Shares
The Managers Fund	The Managers Fund
Managers Cadence Capital Appreciation Investor Class	Managers Cadence Capital Appreciation Fund Investor Class
MFS Series Trust	MFS Series Trust
MFS® Growth Class A Shares	MFS® Growth Fund Class A Shares
MFS® Mid Cap Growth Class A Shares	MFS® Mid Cap Growth Fund Class A Shares
MFS® Research International Class A Shares	MFS® Research International Fund Class A Shares
Oppenheimer Funds, Inc.	Oppenheimer Funds, Inc.
Oppenheimer Capital Appreciation Class A Shares	Oppenheimer Capital Appreciation Fund Class A Shares
Oppenheimer Flexible Strategies Class A Shares	Oppenheimer Flexible Strategies Fund Class A Shares
Oppenheimer Global Class A Shares	Oppenheimer Global Fund Class A Shares
Oppenheimer Main Street Class A Shares	Oppenheimer Main Street Fund Class A Shares
Oppenheimer Main Street Small- & Mid-Cap Class A Shares	Oppenheimer Main Street Small- & Mid-Cap Fund Class A Shares
PIMCO Funds	PIMCO Funds
PIMCO CommodityRealReturn Strategy Class A Shares	PIMCO CommodityRealReturn Strategy Fund Class A Shares
PIMCO Low Duration Class A Shares	PIMCO Low Duration Fund Class A Shares
PIMCO Real Return Class A Shares	PIMCO Real Return Fund Class A Shares
PIMCO Total Return Class A Shares	PIMCO Total Return Fund Class A Shares
Pioneer Funds	Pioneer Funds
Pioneer Class A Shares	Pioneer Class A Shares
Pioneer Emerging Markets Class A Shares	Pioneer Emerging Markets Class A Shares
Pioneer High Yield Class A Shares	Pioneer High Yield Class A Shares

16

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Pioneer Funds	Pioneer Funds
Pioneer Real Estate Shares Class A Shares	Pioneer Real Estate Shares Class A Shares
Pioneer Select Mid Cap Growth Class A Shares	Pioneer Select Mid Cap Growth Class A Shares
Putnam Funds	Putnam Funds
Putnam Fund for Growth and Income Class A Shares	Putnam Fund for Growth and Income Class A Shares
Putnam International Equity Class A Shares	Putnam International Equity Class A Shares
Putnam Voyager Class A Shares	Putnam Voyager Class A Shares
Ready Assets Prime Money Fund	Ready Assets Prime Money Fund
Ready Assets Prime Money	Ready Assets Prime Money
Transamerica Funds	Transamerica Funds
TA Diversified Equity Class A Shares	Transamerica Diversified Equity VP Class A Shares
TA Flexible Income Class A Shares	Transamerica Flexible Income VP Class A Shares
TA Growth Opportunities Class A Shares	Transamerica Growth Opportunities VP Class A Shares
TA Small/Mid Cap Value Class A Shares	Transamerica Small/Mid Cap Value VP Class A Shares

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Invesco American Franchise Fund Class A Shares	September 13, 2013
BlackRock S&P 500 Stock Investor A Shares	April 19, 2013
Federated Equity Income Class A Shares	April 19, 2013
TA Diversified Equity Class A Shares	February 10, 2012
BlackRock Global Opportunities Investor A Shares	September 9, 2011
BlackRock High Yield Bond Investor A Shares	September 9, 2011
MFS® Growth Class A Shares	August 26, 2011
BlackRock International Investor A Shares	August 12, 2011
BlackRock Low Duration Bond Investor A Shares	July 15, 2011
BlackRock U.S. Government Bond Investor A Shares	July 15, 2011
Invesco Value Opportunities Class A Shares	May 19, 2011
Columbia Mid Cap Growth Class A Shares	April 8, 2011
Delaware Smid Cap Growth Class A Shares	October 8, 2010
TA Flexible Income Class A Shares	November 13, 2009
Pioneer Select Mid Cap Growth Class A Shares	August 28, 2009
Janus Enterprise Class A	July 2, 2009

The following subaccount name changes were made effective during the fiscal year ended December 31, 2013:

Subaccount	Formerly
AllianzGI NFJ Dividend Value Class A Shares	Allianz NFJ Dividend Value Class A Shares
AllianzGI NFJ Mid-Cap Value Class A Shares	Allianz NFJ Mid-Cap Value Fund Class A Shares
AllianzGI NFJ Small-Cap Value Class A Shares	Allianz NFJ Small Cap Value Class A Shares
Pioneer Select Mid Cap Growth Class A Shares	Pioneer Growth Opportunities Class A Shares

17

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

During the current year the following subaccounts were liquidated and subsequently reinvested:

Reinvested Subaccount	Liquidated Subaccount
Federated Equity Income Class A Shares	Federated Capital Appreciation Class A Shares
Invesco American Franchise Fund Class A Shares	Invesco Constellation Fund Class A Shares
BlackRock S&P 500 Stock Investor A Shares	BlackRock S&P 500 Index Investor A Shares

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2013.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

18

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2013 were as follows:

Subaccount	Purchases	Sales
AllianceBernstein Discovery Value Class A Shares	$1,004,577	$1,642,106
AllianceBernstein Growth and Income Class A Shares	839,478	895,667
AllianceBernstein International Value Class A Shares	301,058	584,463
AllianceBernstein Large Cap Growth Class A Shares	655,332	834,083
AllianceBernstein Value Class A Shares	323,603	305,194
AllianzGI NFJ Dividend Value Class A Shares	1,167,588	1,612,368
AllianzGI NFJ Mid-Cap Value Class A Shares	256,903	996,740
AllianzGI NFJ Small-Cap Value Class A Shares	1,262,691	2,670,264
American Century Equity Income A Class	1,939,290	1,750,084
American Century Ultra® A Class	2,142	22,151
American Funds - Bond Fund of America Class F -1 Shares	238,052	1,359,321
American Funds - EuroPacific Growth Fund® Class F -1 Shares	251,562	1,329,004
American Funds - Growth Fund of America® Class F -1 Shares	1,333,208	2,487,942
American Funds - Income Fund of America® Class F -1 Shares	295,279	1,153,758
American Funds - Investment Company of America® Class F -1 Shares	722,763	1,159,813
American Funds - The Bond Fund of America Class A Shares	616,358	5,304,578
American Funds - The Growth Fund of America® Class A Shares	4,790,591	15,263,921
American Funds - The Income Fund of America® Class A Shares	1,444,824	8,124,355
American Funds - The Investment Company of America Class A Shares	3,790,365	10,241,632
BlackRock Basic Value Investor A Shares	4,104,170	13,157,270
BlackRock Capital Appreciation Investor A Shares	11,575,543	62,294,697
BlackRock Global Allocation Investor A Shares	14,344,636	24,706,833
BlackRock Global Opportunities Investor A Shares	117,137	292,211
BlackRock Global SmallCap Investor A Shares	119,586	163,285
BlackRock High Yield Bond Investor A Shares	18,280,527	2,953,931
BlackRock International Investor A Shares	175,097	342,715
BlackRock International Index Investor A Shares	77,276	147,545
BlackRock Large Cap Core Investor A Shares	454,142	1,630,559
BlackRock Large Cap Growth Investor A Shares	1,056,505	1,650,786
BlackRock Large Cap Value Investor A Shares	470,320	1,001,350
BlackRock Low Duration Bond Investor A Shares	3,096	31,820
BlackRock S&P 500 Stock Investor A Shares	15,843,905	2,474,251
BlackRock Small Cap Index Investor A Shares	2,819	24,555
BlackRock Total Return Investor A Shares	1,332,449	2,148,216
BlackRock U.S. Government Bond Investor A Shares	5,873,904	8,181,259
BlackRock Value Opportunities Investor A Shares	872,185	3,029,196

19

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

2. Investments (continued)

Subaccount	Purchases	Sales
Cohen & Steers Realty Income Class A Shares	$129,050	$176,823
Columbia Acorn International Class A Shares	14,357,998	5,740,285
Columbia Acorn USA Class A Shares	7,468,175	3,337,078
Columbia Marsico Growth Class A Shares	2,061,401	1,396,336
Columbia Mid Cap Growth Class A Shares	268,644	37,115
Columbia Select Smaller-Cap Value Class A Shares	11,247,509	3,639,326
Davis New York Venture Class A Shares	6,729,054	11,061,036
Delaware Smid Cap Growth Class A Shares	408,766	2,346,010
Dreyfus Appreciation Investor Shares	5,040,731	15,760,387
Eaton Vance Floating-Rate Class A Shares	1,580,326	840,764
Eaton Vance Large-Cap Value Class A Shares	9,614,744	18,488,224
Federated Equity Income Class A Shares	767,908	103,751
Federated Kaufmann Class A Shares	773,934	1,101,082
Fidelity Advisor® Equity Growth Class A Shares	179,276	960,847
Fidelity Advisor® Overseas Class A Shares	62,556	457,403
Fidelity Advisor® Stock Selector Mid Cap Class A Shares	17,382	351,141
Franklin Templeton Foreign Class A Shares	22,654,669	27,405,274
Franklin Templeton Growth Class A Shares	781,055	1,799,925
Invesco American Franchise Fund Class A Shares	805,061	102,781
Invesco Charter Class A Shares	5,544,531	4,162,224
Invesco Comstock Class A Shares	15,138,868	27,028,940
Invesco Equity and Income Class A Shares	710,269	1,194,352
Invesco Mid Cap Core Equity Class A Shares	826,685	966,526
Invesco Mid Cap Growth Class A Shares	419,224	889,822
Invesco Value Opportunities Class A Shares	122,853	42,339
Janus Enterprise Class A Shares	582,518	588,724
Janus Forty Class A Shares	2,249,006	1,991,631
JPMorgan Multi-Cap Market Neutral Class A Shares	96,270	88,600
JPMorgan Small Cap Growth Class A Shares	880,051	653,196
Lord Abbett Affiliated Class A Shares	151,064	411,510
Lord Abbett Bond-Debenture Class A Shares	3,371,522	4,146,069
Lord Abbett Mid Cap Stock Class A Shares	1,450,131	4,026,513
Managers Cadence Capital Appreciation Investor Class	204	6,241
MFS® Growth Class A Shares	689,745	531,179
MFS® Mid Cap Growth Class A Shares	4,893,112	5,445,544
MFS® Research International Class A Shares	2,120,386	8,698,275

20

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

2. Investments (continued)

Subaccount	Purchases	Sales
Oppenheimer Capital Appreciation Class A Shares	$186,954	$226,024
Oppenheimer Flexible Strategies Class A Shares	103,876	163,965
Oppenheimer Global Class A Shares	507,686	888,545
Oppenheimer Main Street Class A Shares	110,061	1,082,289
Oppenheimer Main Street Small- & Mid-Cap Class A Shares	508,083	745,236
PIMCO CommodityRealReturn Strategy Class A Shares	4,018,031	2,553,962
PIMCO Low Duration Class A Shares	31,544,168	7,465,324
PIMCO Real Return Class A Shares	11,225,594	14,469,499
PIMCO Total Return Class A Shares	37,311,900	78,379,387
Pioneer Class A Shares	301,847	389,574
Pioneer Emerging Markets Class A Shares	1,084,970	1,202,674
Pioneer High Yield Class A Shares	738,620	687,447
Pioneer Real Estate Shares Class A Shares	803,355	459,888
Pioneer Select Mid Cap Growth Class A Shares	76,107	74,691
Putnam Fund for Growth and Income Class A Shares	388,532	248,564
Putnam International Equity Class A Shares	207,230	462,807
Putnam Voyager Class A Shares	437,303	14,660,949
Ready Assets Prime Money	11,550,968	13,704,654
TA Diversified Equity Class A Shares	2,208,147	38,739,139
TA Flexible Income Class A Shares	314,991	120,312
TA Growth Opportunities Class A Shares	3,693,204	10,587,350
TA Small/Mid Cap Value Class A Shares	43,231,471	7,263,613

21

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

3. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AllianceBernstein Discovery Value Class A Shares	1,854	(59,819)	(57,965)	—	(23,233)	(23,233)
AllianceBernstein Growth and Income Class A Shares	1,443,305	(1,446,310)	(3,005)	2,016,243	(2,051,642)	(35,399)
AllianceBernstein International Value Class A Shares	434	(55,626)	(55,192)	1,000	(20,990)	(19,990)
AllianceBernstein Large Cap Growth Class A Shares	1,845,730	(1,856,893)	(11,163)	1,643,033	(1,658,291)	(15,258)
AllianceBernstein Value Class A Shares	5,090	(3,759)	1,331	—	(27,097)	(27,097)
AllianzGI NFJ Dividend Value Class A Shares	4,721	(51,788)	(47,067)	916	51,318	52,234
AllianzGI NFJ Mid-Cap Value Class A Shares	251,871	(277,678)	(25,807)	132,832	(159,629)	(26,797)
AllianzGI NFJ Small-Cap Value Class A Shares	214,151	(298,269)	(84,118)	138,587	(246,360)	(107,773)
American Century Equity Income A Class	3,166,020	(3,185,908)	(19,888)	2,197,898	(2,189,092)	8,806
American Century Ultra® A Class	—	(1,661)	(1,661)	—	(222)	(222)
American Funds - Bond Fund of America Class F -1 Shares	—	(96,222)	(96,222)	—	(120,974)	(120,974)
American Funds - EuroPacific Growth Fund® Class F -1 Shares	—	(58,115)	(58,115)	—	(140,626)	(140,626)
American Funds - Growth Fund of America® Class F -1 Shares	—	(122,121)	(122,121)	—	(224,968)	(224,968)
American Funds - Income Fund of America® Class F -1 Shares	—	(62,455)	(62,455)	—	(73,501)	(73,501)
American Funds - Investment Company of America® Class F -1 Shares	—	(68,593)	(68,593)	—	(97,495)	(97,495)
American Funds - The Bond Fund of America Class A Shares	2,053,913	(2,380,109)	(326,196)	429,520	(733,123)	(303,603)
American Funds - The Growth Fund of America® Class A Shares	1,891,795	(2,469,253)	(577,458)	684,803	(1,350,179)	(655,376)
American Funds - The Income Fund of America® Class A Shares	943,886	(1,270,560)	(326,674)	199,271	(457,294)	(258,023)
American Funds - The Investment Company of America Class A Shares	533,615	(984,727)	(451,112)	321,449	(779,405)	(457,956)
BlackRock Basic Value Investor A Shares	2,457,573	(2,997,468)	(539,895)	4,202,473	(4,670,022)	(467,549)
BlackRock Capital Appreciation Investor A Shares	4,711,799	(8,520,912)	(3,809,113)	7,671,727	(9,810,088)	(2,138,361)
BlackRock Global Allocation Investor A Shares	2,261,009	(3,035,118)	(774,109)	3,514,945	(4,339,740)	(824,795)
BlackRock Global Opportunities Investor A Shares	113	(10,766)	(10,653)	—	(22,604)	(22,604)
BlackRock Global SmallCap Investor A Shares	—	(8,236)	(8,236)	—	(7,588)	(7,588)
BlackRock High Yield Bond Investor A Shares	61,047	1,098,327	1,159,374	54	(43,085)	(43,031)
BlackRock International Investor A Shares	5,378	(20,549)	(15,171)	—	(765)	(765)
BlackRock International Index Investor A Shares	—	(5,202)	(5,202)	—	(8,054)	(8,054)

22

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
BlackRock Large Cap Core Investor A Shares	5,426	(79,795)	(74,369)	2,414	(59,328)	(56,914)
BlackRock Large Cap Growth Investor A Shares	3,875	(64,114)	(60,239)	586	(14,659)	(14,073)
BlackRock Large Cap Value Investor A Shares	421	(33,933)	(33,512)	124	(78,401)	(78,277)
BlackRock Low Duration Bond Investor A Shares	—	(2,848)	(2,848)	—	(2,880)	(2,880)
BlackRock S&P 500 Stock Investor A Shares	983,186	362,875	1,346,061	—	—	—
BlackRock Small Cap Index Investor A Shares	—	(1,500)	(1,500)	—	(2,765)	(2,765)
BlackRock Total Return Investor A Shares	273,255	(345,384)	(72,129)	319,295	(368,224)	(48,929)
BlackRock U.S. Government Bond Investor A Shares	9,028,086	(9,286,280)	(258,194)	9,922,869	(9,197,582)	725,287
BlackRock Value Opportunities Investor A Shares	169,126	(259,316)	(90,190)	194,189	(302,190)	(108,001)
Cohen & Steers Realty Income Class A Shares	—	(5,195)	(5,195)	—	(5,919)	(5,919)
Columbia Acorn International Class A Shares	20,094	515,823	535,917	14,327	(327,598)	(313,271)
Columbia Acorn USA Class A Shares	6,485	156,026	162,511	14,096	(135,985)	(121,889)
Columbia Marsico Growth Class A Shares	1,649	(50,481)	(48,832)	529	(65,307)	(64,778)
Columbia Mid Cap Growth Class A Shares	2,313	14,743	17,056	107	(12,730)	(12,623)
Columbia Select Smaller-Cap Value Class A Shares	1,322,577	(1,091,707)	230,870	1,126,693	(1,182,007)	(55,314)
Davis New York Venture Class A Shares	41,876,685	(42,341,447)	(464,762)	60,590,027	(61,298,474)	(708,447)
Delaware Smid Cap Growth Class A Shares	70,192	(202,124)	(131,932)	29,483	(125,108)	(95,625)
Dreyfus Appreciation Investor Shares	7,545	(744,239)	(736,694)	10,465	(719,071)	(708,606)
Eaton Vance Floating-Rate Class A Shares	6,937	46,425	53,362	482	(18,560)	(18,078)
Eaton Vance Large-Cap Value Class A Shares	22,168	(1,039,139)	(1,016,971)	37,608	(2,496,673)	(2,459,065)
Federated Equity Income Class A Shares	3,398	59,671	63,069	—	—	—
Federated Kaufmann Class A Shares	955	(55,584)	(54,629)	1,540	(41,382)	(39,842)
Fidelity Advisor® Equity Growth Class A Shares	470,255	(507,101)	(36,846)	399,608	(397,963)	1,645
Fidelity Advisor® Overseas Class A Shares	7,017	(25,154)	(18,137)	18,105	(35,182)	(17,077)
Fidelity Advisor® Stock Selector Mid Cap Class A Shares	23,526	(36,310)	(12,784)	4	(7,991)	(7,987)
Franklin Templeton Foreign Class A Shares	4,091,122	(4,623,080)	(531,958)	5,077,142	(6,995,853)	(1,918,711)
Franklin Templeton Growth Class A Shares	75,104	(135,478)	(60,374)	86,864	(165,078)	(78,214)

23

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Invesco American Franchise Fund Class A Shares	79,977	(12,085)	67,892	—	—	—
Invesco Charter Class A Shares	3,836,233	(3,781,482)	54,751	4,683,512	(4,856,889)	(173,377)
Invesco Comstock Class A Shares	2,974,121	(3,585,996)	(611,875)	4,425,703	(7,006,856)	(2,581,153)
Invesco Equity and Income Class A Shares	424,819	(462,319)	(37,500)	355,803	(401,206)	(45,403)
Invesco Mid Cap Core Equity Class A Shares	4,360	(29,399)	(25,039)	253	(18,780)	(18,527)
Invesco Mid Cap Growth Class A Shares	95,818	(131,104)	(35,286)	189,840	(235,097)	(45,257)
Invesco Value Opportunities Class A Shares	—	62,094	62,094	—	(35,885)	(35,885)
Janus Enterprise Class A Shares	2,040	(7,056)	(5,016)	120	(11,879)	(11,759)
Janus Forty Class A Shares	4,118	(94,837)	(90,719)	—	(89,088)	(89,088)
JPMorgan Multi-Cap Market Neutral Class A Shares	1,041	801	1,842	—	(3,583)	(3,583)
JPMorgan Small Cap Growth Class A Shares	2,728	4,287	7,015	—	(6,377)	(6,377)
Lord Abbett Affiliated Class A Shares	74	(20,513)	(20,439)	88	(42,289)	(42,201)
Lord Abbett Bond-Debenture Class A Shares	440,910	(536,166)	(95,256)	382,635	(459,786)	(77,151)
Lord Abbett Mid Cap Stock Class A Shares	397,280	(511,012)	(113,732)	300,539	(504,895)	(204,356)
Managers Cadence Capital Appreciation Investor Class	—	(527)	(527)	—	(1,904)	(1,904)
MFS® Growth Class A Shares	80,009	(67,565)	12,444	55,110	(55,566)	(456)
MFS® Mid Cap Growth Class A Shares	2,577,068	(2,580,752)	(3,684)	3,093,982	(3,224,553)	(130,571)
MFS® Research International Class A Shares	2,610,085	(2,907,339)	(297,254)	4,184,975	(4,496,326)	(311,351)
Oppenheimer Capital Appreciation Class A Shares	—	(4,713)	(4,713)	—	1,592	1,592
Oppenheimer Flexible Strategies Class A Shares	67,412	(70,490)	(3,078)	166,564	(182,493)	(15,929)
Oppenheimer Global Class A Shares	84,646	(102,173)	(17,527)	68,031	(106,471)	(38,440)
Oppenheimer Main Street Class A Shares	98,993	(150,472)	(51,479)	120,941	(134,618)	(13,677)
Oppenheimer Main Street Small- & Mid-Cap Class A Shares	2,581	(12,450)	(9,869)	308	54	362
PIMCO CommodityRealReturn Strategy Class A Shares	80,676	60,945	141,621	28,021	(29,117)	(1,096)
PIMCO Low Duration Class A Shares	275,805	1,750,441	2,026,246	15,288	1,808,813	1,824,101
PIMCO Real Return Class A Shares	248,279	(471,609)	(223,330)	15,670	1,076,071	1,091,741
PIMCO Total Return Class A Shares	15,636,801	(18,567,204)	(2,930,403)	17,127,392	(14,339,653)	2,787,739

24

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Pioneer Class A Shares	1,323	(13,175)	(11,852)	157	(25,945)	(25,788)
Pioneer Emerging Markets Class A Shares	4,742	(8,754)	(4,012)	8,278	(14,194)	(5,916)
Pioneer High Yield Class A Shares	6,577	(18,595)	(12,018)	123	(6,067)	(5,944)
Pioneer Real Estate Shares Class A Shares	5,968	20,053	26,021	181	16,085	16,266
Pioneer Select Mid Cap Growth Class A Shares	—	(709)	(709)	—	(7,653)	(7,653)
Putnam Fund for Growth and Income Class A Shares	119,593	(112,508)	7,085	116,070	(133,940)	(17,870)
Putnam International Equity Class A Shares	33,587	(46,226)	(12,639)	73,419	(94,976)	(21,557)
Putnam Voyager Class A Shares	2,978,744	(3,735,287)	(756,543)	5,636,047	(5,996,133)	(360,086)
Ready Assets Prime Money	2,864,271	(3,060,713)	(196,442)	2,982,203	(3,346,142)	(363,939)
TA Diversified Equity Class A Shares	23,381	(3,197,080)	(3,173,699)	39,201	7,420,756	7,459,957
TA Flexible Income Class A Shares	13,545	116,884	130,429	—	112,017	112,017
TA Growth Opportunities Class A Shares	11,594	(596,597)	(585,003)	13,929	12,034	25,963
TA Small/Mid Cap Value Class A Shares	13,061	2,295,558	2,308,619	4,511	(152,269)	(147,758)

25

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
AllianceBernstein Discovery Value Class A Shares
	12/31/2013	267,979	$21.72	to	$20.74	$5,662,693	0.23%	1.25%	to	1.75%	35.51%	to	34.84%
	12/31/2012	325,944	16.02	to	15.38	5,094,310	0.34	1.25	to	1.75	16.59	to	16.01
	12/31/2011	349,177	13.74	to	13.26	4,697,816	0.17	1.25	to	1.75	(9.53)	to	(9.98)
	12/31/2010	200,744	15.19	to	14.73	3,000,444	0.10	1.25	to	1.75	24.95	to	24.34
	12/31/2009	173,471	12.16	to	11.84	2,081,637	0.21	1.25	to	1.75	40.05	to	39.35
AllianceBernstein Growth and Income Class A Shares
	12/31/2013	145,912	23.87	to	23.87	3,482,228	0.95	1.30	to	1.30	32.55	to	32.55
	12/31/2012	148,917	18.00	to	18.00	2,681,217	0.75	1.30	to	1.30	16.01	to	16.01
	12/31/2011	184,316	15.52	to	15.52	2,860,565	1.22	1.30	to	1.30	4.23	to	4.23
	12/31/2010	125,148	14.89	to	14.89	1,863,507	0.77	1.30	to	1.30	11.68	to	11.68
	12/31/2009	220,697	13.33	to	13.33	2,942,552	0.29	1.30	to	1.30	19.37	to	19.37
AllianceBernstein International Value Class A Shares
	12/31/2013	304,798	6.94	to	6.71	2,072,511	4.59	1.25	to	1.75	20.55	to	19.94
	12/31/2012	359,990	5.76	to	5.59	2,038,368	3.14	1.25	to	1.75	12.78	to	12.22
	12/31/2011	379,980	5.10	to	4.98	1,913,473	3.64	1.25	to	1.75	(21.19)	to	(21.57)
	12/31/2010	469,867	6.48	to	6.35	3,010,378	3.13	1.25	to	1.75	2.11	to	1.61
	12/31/2009	527,608	6.34	to	6.25	3,319,287	1.45	1.25	to	1.75	32.56	to	31.90
AllianceBernstein Large Cap Growth Class A Shares
	12/31/2013	126,396	24.99	to	24.99	3,158,288	—	1.30	to	1.30	35.15	to	35.15
	12/31/2012	137,559	18.49	to	18.49	2,543,335	—	1.30	to	1.30	16.56	to	16.56
	12/31/2011	152,817	15.86	to	15.86	2,424,098	—	1.30	to	1.30	(2.16)	to	(2.16)
	12/31/2010	160,787	16.21	to	16.21	2,606,755	—	1.30	to	1.30	8.01	to	8.01
	12/31/2009	6,439,680	15.01	to	15.01	96,664,900	—	1.30	to	1.30	39.33	to	39.33
AllianceBernstein Value Class A Shares
	12/31/2013	53,926	13.70	to	13.08	724,829	1.22	1.25	to	1.75	34.03	to	33.36
	12/31/2012	52,595	10.22	to	9.81	528,799	1.50	1.25	to	1.75	13.43	to	12.86
	12/31/2011	79,692	9.01	to	8.69	709,210	1.42	1.25	to	1.75	(5.18)	to	(5.65)
	12/31/2010	87,500	9.50	to	9.21	822,022	1.05	1.25	to	1.75	10.02	to	9.48
	12/31/2009	80,647	8.64	to	8.41	689,207	1.87	1.25	to	1.75	17.59	to	17.00
AllianzGI NFJ Dividend Value Class A Shares
	12/31/2013	580,389	11.73	to	11.34	6,687,757	2.27	1.25	to	1.75	27.05	to	26.41
	12/31/2012	627,456	9.23	to	8.97	5,706,663	2.51	1.25	to	1.75	12.51	to	11.95
	12/31/2011	575,222	8.21	to	8.01	4,662,102	2.78	1.25	to	1.75	1.82	to	1.32
	12/31/2010	500,990	8.06	to	7.91	3,995,095	3.31	1.25	to	1.75	11.68	to	11.13
	12/31/2009	578,959	7.22	to	7.11	4,144,207	4.06	1.25	to	1.75	11.51	to	10.95
AllianzGI NFJ Mid-Cap Value Class A Shares
	12/31/2013	128,121	16.70	to	15.94	3,999,557	0.88	1.25	to	1.75	30.31	to	29.66
	12/31/2012	153,928	12.81	to	12.30	3,693,818	1.85	1.25	to	1.75	13.91	to	13.35
	12/31/2011	180,725	11.25	to	10.85	3,812,571	1.03	1.25	to	1.75	(2.48)	to	(2.96)
	12/31/2010	213,301	11.53	to	11.18	4,618,696	4.91	1.25	to	1.75	19.00	to	18.42
	12/31/2009	244,433	9.69	to	9.44	4,439,166	1.59	1.25	to	1.75	31.91	to	31.25
AllianzGI NFJ Small-Cap Value Class A Shares
	12/31/2013	346,198	23.39	to	22.34	10,598,597	1.07	1.25	to	1.75	29.92	to	29.27
	12/31/2012	430,316	18.00	to	17.28	10,319,892	1.26	1.25	to	1.75	8.96	to	8.42
	12/31/2011	538,089	16.52	to	15.94	11,906,061	1.14	1.25	to	1.75	0.85	to	0.36
	12/31/2010	914,085	16.38	to	15.88	19,262,610	1.58	1.25	to	1.75	23.35	to	22.75
	12/31/2009	1,041,908	13.28	to	12.94	17,854,020	1.90	1.25	to	1.75	22.40	to	21.80

26

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
American Century Equity Income A Class
	12/31/2013	360,910	$16.28	to	$15.54	$7,883,929	2.13%	1.25%	to	1.75%	17.82%	to	17.23%
	12/31/2012	380,798	13.82	to	13.26	7,064,658	2.31	1.25	to	1.75	9.85	to	9.30
	12/31/2011	371,992	12.58	to	12.13	6,281,878	2.38	1.25	to	1.75	2.03	to	1.53
	12/31/2010	327,957	12.33	to	11.95	5,401,826	2.86	1.25	to	1.75	11.61	to	11.06
	12/31/2009	341,028	11.04	to	10.76	5,017,894	2.76	1.25	to	1.75	10.56	to	10.01
American Century Ultra® A Class
	12/31/2013	3,349	16.76	to	16.00	55,015	0.05	1.25	to	1.75	34.89	to	34.21
	12/31/2012	5,010	12.42	to	11.92	61,171	0.45	1.25	to	1.75	12.47	to	11.91
	12/31/2011	5,232	11.05	to	10.65	56,925	—	1.25	to	1.75	(0.29)	to	(0.78)
	12/31/2010	5,459	11.08	to	10.74	59,692	—	1.25	to	1.75	14.86	to	14.30
	12/31/2009	8,476	9.64	to	9.39	80,570	0.26	1.25	to	1.75	33.37	to	32.71
American Funds - Bond Fund of America Class F -1 Shares
	12/31/2013	408,727	12.15	to	11.61	4,854,568	2.30	1.25	to	1.75	(3.24)	to	(3.72)
	12/31/2012	504,949	12.56	to	12.06	6,214,663	2.58	1.25	to	1.75	4.57	to	4.05
	12/31/2011	625,923	12.01	to	11.59	7,380,292	3.15	1.25	to	1.75	5.17	to	4.65
	12/31/2010	1,910,225	11.42	to	11.07	21,457,044	3.96	1.25	to	1.75	5.96	to	5.44
	12/31/2009	5,723,400	10.78	to	10.50	60,884,759	4.62	1.25	to	1.75	13.51	to	12.94
American Funds - EuroPacific Growth Fund® Class F -1 Shares
	12/31/2013	358,935	19.88	to	18.98	6,987,117	0.91	1.25	to	1.75	18.64	to	18.05
	12/31/2012	417,050	16.75	to	16.08	6,859,800	1.61	1.25	to	1.75	17.72	to	17.13
	12/31/2011	557,676	14.23	to	13.73	7,804,819	0.89	1.25	to	1.75	(14.66)	to	(15.08)
	12/31/2010	1,659,998	16.68	to	16.17	27,264,855	1.55	1.25	to	1.75	8.03	to	7.50
	12/31/2009	7,776,831	15.44	to	15.04	118,530,713	2.19	1.25	to	1.75	37.38	to	36.69
American Funds - Growth Fund of America® Class F -1 Shares
	12/31/2013	962,708	19.41	to	18.53	18,276,269	0.28	1.25	to	1.75	32.13	to	31.47
	12/31/2012	1,084,829	14.69	to	14.10	15,629,084	0.80	1.25	to	1.75	19.02	to	18.43
	12/31/2011	1,309,797	12.34	to	11.90	15,893,700	0.45	1.25	to	1.75	(6.01)	to	(6.47)
	12/31/2010	3,838,490	13.13	to	12.73	49,601,549	0.86	1.25	to	1.75	10.91	to	10.36
	12/31/2009	4,561,814	11.84	to	11.53	53,304,378	0.83	1.25	to	1.75	32.91	to	32.25
American Funds - Income Fund of America® Class F -1 Shares
	12/31/2013	435,145	17.07	to	16.30	7,284,114	3.29	1.25	to	1.75	16.63	to	16.04
	12/31/2012	497,600	14.63	to	14.04	7,164,540	3.77	1.25	to	1.75	10.53	to	9.98
	12/31/2011	571,102	13.24	to	12.77	7,448,462	3.54	1.25	to	1.75	4.24	to	3.73
	12/31/2010	1,370,105	12.70	to	12.31	17,149,491	4.66	1.25	to	1.75	10.56	to	10.02
	12/31/2009	1,653,354	11.49	to	11.19	18,757,502	5.04	1.25	to	1.75	22.85	to	22.24
American Funds - Investment Company of America® Class F -1 Shares
	12/31/2013	530,552	17.35	to	16.57	9,011,208	1.73	1.25	to	1.75	30.68	to	30.03
	12/31/2012	599,145	13.27	to	12.74	7,806,506	2.32	1.25	to	1.75	14.14	to	13.57
	12/31/2011	696,640	11.63	to	11.22	7,968,972	1.69	1.25	to	1.75	(3.04)	to	(3.52)
	12/31/2010	1,776,684	12.00	to	11.63	20,990,234	2.12	1.25	to	1.75	9.42	to	8.88
	12/31/2009	2,045,000	10.96	to	10.68	22,137,977	2.56	1.25	to	1.75	25.63	to	25.01
American Funds - The Bond Fund of America Class A Shares
	12/31/2013	933,574	14.61	to	14.61	13,641,258	2.30	1.30	to	1.30	(3.26)	to	(3.26)
	12/31/2012	1,259,770	15.10	to	15.10	19,027,105	2.61	1.30	to	1.30	4.53	to	4.53
	12/31/2011	1,563,373	14.45	to	14.45	22,589,199	3.19	1.30	to	1.30	5.15	to	5.15
	12/31/2010	2,312,474	13.74	to	13.74	31,776,348	3.78	1.30	to	1.30	5.93	to	5.93
	12/31/2009	2,780,919	12.97	to	12.97	36,074,066	4.75	1.30	to	1.30	13.45	to	13.45
American Funds - The Growth Fund of America® Class A Shares
	12/31/2013	2,331,357	27.07	to	27.07	63,100,633	0.31	1.30	to	1.30	32.06	to	32.06
	12/31/2012	2,908,815	20.49	to	20.49	59,615,283	0.79	1.30	to	1.30	18.98	to	18.98
	12/31/2011	3,574,190	17.23	to	17.23	61,565,949	0.63	1.30	to	1.30	(6.11)	to	(6.11)
	12/31/2010	5,036,188	18.35	to	18.35	92,394,044	0.83	1.30	to	1.30	10.84	to	10.84
	12/31/2009	5,871,115	16.55	to	16.55	97,178,225	0.86	1.30	to	1.30	32.75	to	32.75

27

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
American Funds - The Income Fund of America® Class A Shares
	12/31/2013		1,087,841	$23.66	to	$23.66	$25,740,223	3.31%	1.30%	to	1.30%	16.73%	to	16.73%
	12/31/2012		1,414,515	20.27	to	20.27	28,672,528	3.81	1.30	to	1.30	10.50	to	10.50
	12/31/2011		1,672,538	18.34	to	18.34	30,679,889	3.78	1.30	to	1.30	4.23	to	4.23
	12/31/2010		2,300,624	17.60	to	17.60	40,488,161	4.68	1.30	to	1.30	10.53	to	10.53
	12/31/2009		2,678,063	15.92	to	15.92	42,639,054	5.05	1.30	to	1.30	22.86	to	22.86
American Funds - The Investment Company of America Class A Shares
	12/31/2013		1,760,897	23.37	to	23.37	41,159,531	1.77	1.30	to	1.30	30.72	to	30.72
	12/31/2012		2,212,009	17.88	to	17.88	39,554,064	2.35	1.30	to	1.30	14.10	to	14.10
	12/31/2011		2,669,965	15.67	to	15.67	41,842,085	1.80	1.30	to	1.30	(3.01)	to	(3.01)
	12/31/2010		3,678,959	16.16	to	16.16	59,446,071	2.14	1.30	to	1.30	9.44	to	9.44
	12/31/2009		4,204,304	14.77	to	14.77	62,077,202	2.55	1.30	to	1.30	25.54	to	25.54
BlackRock Basic Value Investor A Shares
	12/31/2013		1,027,211	17.54	to	16.75	23,839,232	1.09	1.25	to	1.75	36.24	to	35.56
	12/31/2012		1,567,106	12.87	to	12.35	27,280,990	1.71	1.25	to	1.75	12.36	to	11.80
	12/31/2011		2,034,655	11.46	to	11.05	31,860,533	1.45	1.25	to	1.75	(4.21)	to	(4.68)
	12/31/2010		2,423,835	11.96	to	11.59	39,383,468	1.35	1.25	to	1.75	11.27	to	10.72
	12/31/2009		5,169,907	10.75	to	10.47	58,749,154	3.71	1.25	to	1.75	28.83	to	28.19
BlackRock Capital Appreciation Investor A Shares
	12/31/2013		3,839,735	17.98	to	17.17	72,554,461	—	1.25	to	1.75	32.14	to	31.48
	12/31/2012		7,648,848	13.61	to	13.06	108,663,884	0.19	1.25	to	1.75	12.51	to	11.95
	12/31/2011		9,787,209	12.09	to	11.66	123,417,611	—	1.25	to	1.75	(10.25)	to	(10.69)
	12/31/2010		8,805,165	13.48	to	13.06	125,232,972	—	1.25	to	1.75	17.83	to	17.25
	12/31/2009		5,504,555	11.44	to	11.14	64,177,057	0.61	1.25	to	1.75	34.85	to	34.18
BlackRock Global Allocation Investor A Shares
	12/31/2013		8,174,057	18.74	to	17.90	172,969,840	1.20	1.25	to	1.75	13.01	to	12.45
	12/31/2012		8,948,166	16.58	to	15.92	169,710,624	1.17	1.25	to	1.75	8.64	to	8.10
	12/31/2011		9,772,961	15.26	to	14.72	172,354,741	1.73	1.25	to	1.75	(4.89)	to	(5.36)
	12/31/2010		10,498,639	16.05	to	15.56	196,376,113	1.19	1.25	to	1.75	8.50	to	7.96
	12/31/2009		10,261,126	14.79	to	14.41	179,992,638	2.24	1.25	to	1.75	20.13	to	19.54
BlackRock Global Opportunities Investor A Shares
	12/31/2013		163,854	14.79	to	14.62	2,407,713	—	1.25	to	1.75	28.30	to	27.66
	12/31/2012		174,507	11.53	to	11.45	2,003,839	1.02	1.25	to	1.75	13.11	to	12.54
	12/31/2011	(1)	197,111	10.19	to	10.18	2,007,011	0.19	1.35	to	1.70	1.88	to	1.77
BlackRock Global SmallCap Investor A Shares
	12/31/2013		52,532	21.97	to	20.98	1,136,088	0.68	1.25	to	1.75	33.72	to	33.05
	12/31/2012		60,768	16.43	to	15.77	983,225	2.78	1.25	to	1.75	15.11	to	14.53
	12/31/2011		68,356	14.27	to	13.77	961,933	1.02	1.25	to	1.75	(11.79)	to	(12.22)
	12/31/2010		75,373	16.18	to	15.68	1,204,427	0.54	1.25	to	1.75	16.85	to	16.28
	12/31/2009		86,913	13.85	to	13.49	1,190,406	—	1.25	to	1.75	33.04	to	32.38
BlackRock High Yield Bond Investor A Shares
	12/31/2013		2,437,097	12.64	to	12.50	30,624,817	5.44	1.25	to	1.75	7.60	to	7.07
	12/31/2012		1,277,723	11.75	to	11.67	14,958,906	6.12	1.25	to	1.75	15.35	to	14.78
	12/31/2011	(1)	1,320,754	10.18	to	10.17	13,439,369	2.38	1.25	to	1.75	1.84	to	1.68
BlackRock International Investor A Shares
	12/31/2013		140,606	12.53	to	12.38	1,752,131	1.57	1.25	to	1.75	20.70	to	20.10
	12/31/2012		155,777	10.38	to	10.31	1,611,569	1.02	1.25	to	1.75	12.92	to	12.36
	12/31/2011	(1)	156,542	9.19	to	9.17	1,437,571	0.51	1.25	to	1.75	(8.08)	to	(8.26)
BlackRock International Index Investor A Shares
	12/31/2013		18,930	15.79	to	15.08	290,241	2.09	1.25	to	1.75	19.70	to	19.10
	12/31/2012		24,132	13.19	to	12.66	310,433	2.66	1.25	to	1.75	16.86	to	16.28
	12/31/2011		32,186	11.29	to	10.89	356,580	2.55	1.25	to	1.75	(13.92)	to	(14.34)
	12/31/2010		39,010	13.11	to	12.71	502,737	2.79	1.25	to	1.75	5.70	to	5.18
	12/31/2009		41,650	12.40	to	12.08	509,053	2.46	1.25	to	1.75	26.41	to	25.78

28

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock Large Cap Core Investor A Shares
	12/31/2013		408,885	$17.02	to	$16.25	$6,790,617	—%	1.25%	to	1.75%	31.81%	to	31.16%
	12/31/2012		483,254	12.91	to	12.39	6,104,807	1.69	1.25	to	1.75	12.81	to	12.25
	12/31/2011		540,168	11.44	to	11.04	6,065,278	0.38	1.25	to	1.75	(1.26)	to	(1.75)
	12/31/2010		632,839	11.59	to	11.24	7,217,037	0.52	1.25	to	1.75	9.65	to	9.11
	12/31/2009		719,227	10.57	to	10.30	7,499,229	1.20	1.25	to	1.75	18.97	to	18.37
BlackRock Large Cap Growth Investor A Shares
	12/31/2013		358,039	18.03	to	17.21	6,316,921	—	1.25	to	1.75	31.36	to	30.70
	12/31/2012		418,278	13.72	to	13.17	5,630,107	1.88	1.25	to	1.75	13.04	to	12.48
	12/31/2011		432,351	12.14	to	11.71	5,159,158	0.16	1.25	to	1.75	(1.06)	to	(1.55)
	12/31/2010		451,476	12.27	to	11.89	5,455,934	—	1.25	to	1.75	10.59	to	10.05
	12/31/2009		4,713,207	11.10	to	10.81	51,626,825	0.28	1.25	to	1.75	29.32	to	28.68
BlackRock Large Cap Value Investor A Shares
	12/31/2013		320,280	16.16	to	15.43	5,054,339	—	1.25	to	1.75	31.08	to	30.43
	12/31/2012		353,792	12.33	to	11.83	4,268,291	1.88	1.25	to	1.75	11.07	to	10.51
	12/31/2011		432,069	11.10	to	10.71	4,704,913	0.57	1.25	to	1.75	(4.17)	to	(4.64)
	12/31/2010		488,595	11.58	to	11.23	5,566,892	0.78	1.25	to	1.75	9.03	to	8.49
	12/31/2009		504,654	10.62	to	10.35	5,290,369	0.97	1.25	to	1.75	12.72	to	12.16
BlackRock Low Duration Bond Investor A Shares
	12/31/2013		12,873	10.25	to	10.13	131,093	1.81	1.25	to	1.75	(0.27)	to	(0.77)
	12/31/2012		15,721	10.28	to	10.21	161,066	2.17	1.25	to	1.75	3.53	to	3.02
	12/31/2011	(1)	18,601	9.93	to	9.91	184,553	1.18	1.25	to	1.75	(0.69)	to	(0.92)
BlackRock S&P 500 Stock Investor A Shares
	12/31/2013	(1)	1,346,061	11.92	to	11.88	16,031,418	1.29	1.25	to	1.75	—	to	—
BlackRock Small Cap Index Investor A Shares
	12/31/2013		5,322	19.44	to	18.56	101,767	0.96	1.25	to	1.75	37.00	to	36.31
	12/31/2012		6,822	14.19	to	13.62	95,343	2.10	1.25	to	1.75	14.52	to	13.95
	12/31/2011		9,587	12.39	to	11.95	117,459	0.93	1.25	to	1.75	(5.93)	to	(6.39)
	12/31/2010		9,675	13.17	to	12.77	126,196	0.55	1.25	to	1.75	24.79	to	24.18
	12/31/2009		9,769	10.55	to	10.28	102,260	0.39	1.25	to	1.75	24.79	to	24.17
BlackRock Total Return Investor A Shares
	12/31/2013		623,798	12.73	to	12.16	8,072,458	3.19	1.25	to	1.75	(1.74)	to	(2.23)
	12/31/2012		695,927	12.95	to	12.43	9,203,873	3.62	1.25	to	1.75	8.35	to	7.81
	12/31/2011		744,856	11.96	to	11.53	9,132,945	3.69	1.25	to	1.75	3.03	to	2.52
	12/31/2010		812,603	11.60	to	11.25	9,697,342	4.11	1.25	to	1.75	8.37	to	7.84
	12/31/2009		912,878	10.71	to	10.43	10,096,209	5.30	1.25	to	1.75	14.47	to	13.90
BlackRock U.S. Government Bond Investor A Shares
	12/31/2013		3,197,434	10.03	to	9.91	32,017,492	1.83	1.25	to	1.75	(3.76)	to	(4.24)
	12/31/2012		3,455,628	10.42	to	10.35	35,976,000	1.40	1.25	to	1.75	1.19	to	0.68
	12/31/2011	(1)	2,730,341	10.30	to	10.27	28,108,679	0.97	1.30	to	1.75	2.96	to	2.75
BlackRock Value Opportunities Investor A Shares
	12/31/2013		400,907	18.04	to	17.22	10,250,564	—	1.25	to	1.75	40.64	to	39.94
	12/31/2012		491,097	12.82	to	12.31	8,949,760	—	1.25	to	1.75	11.79	to	11.23
	12/31/2011		599,098	11.47	to	11.06	9,874,009	—	1.25	to	1.75	(3.97)	to	(4.45)
	12/31/2010		625,136	11.95	to	11.58	11,151,132	0.01	1.25	to	1.75	26.63	to	26.01
	12/31/2009		720,954	9.43	to	9.19	10,316,460	0.13	1.25	to	1.75	26.05	to	25.42
Cohen & Steers Realty Income Class A Shares
	12/31/2013		43,811	15.96	to	15.24	684,883	1.93	1.25	to	1.75	3.15	to	2.63
	12/31/2012		49,006	15.48	to	14.85	743,880	1.72	1.25	to	1.75	15.57	to	15.00
	12/31/2011		54,925	13.39	to	12.92	723,415	1.67	1.25	to	1.75	4.77	to	4.26
	12/31/2010		64,285	12.78	to	12.39	809,278	2.15	1.25	to	1.75	25.07	to	24.46
	12/31/2009		79,593	10.22	to	9.95	802,938	3.70	1.25	to	1.75	35.72	to	35.05

29

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Columbia Acorn International Class A Shares
	12/31/2013		3,535,323	$13.17	to	$12.73	$45,751,005	2.52%	1.25%	to	1.75%	20.48%	to	19.88%
	12/31/2012		2,999,406	10.93	to	10.62	32,301,774	1.46	1.25	to	1.75	19.70	to	19.10
	12/31/2011		3,312,677	9.13	to	8.91	29,882,289	2.67	1.25	to	1.75	(15.43)	to	(15.84)
	12/31/2010		2,872,919	10.80	to	10.59	30,725,468	0.94	1.25	to	1.75	20.73	to	20.13
	12/31/2009		218,085	8.94	to	8.82	1,934,466	1.46	1.25	to	1.75	48.53	to	47.79
Columbia Acorn USA Class A Shares
	12/31/2013		1,115,960	19.96	to	19.06	21,769,243	—	1.25	to	1.75	30.70	to	30.05
	12/31/2012		953,449	15.27	to	14.65	14,269,129	0.40	1.25	to	1.75	17.20	to	16.61
	12/31/2011		1,075,338	13.03	to	12.57	13,766,075	—	1.25	to	1.75	(6.38)	to	(6.83)
	12/31/2010		1,035,288	13.92	to	13.49	14,185,164	—	1.25	to	1.75	21.27	to	20.67
	12/31/2009		1,094,006	11.48	to	11.18	12,394,552	—	1.25	to	1.75	39.32	to	38.63
Columbia Marsico Growth Class A Shares
	12/31/2013		543,319	14.42	to	13.86	7,677,094	—	1.25	to	1.75	33.83	to	33.16
	12/31/2012		592,151	10.77	to	10.41	6,268,396	0.28	1.25	to	1.75	10.89	to	10.34
	12/31/2011		656,929	9.71	to	9.44	6,286,881	—	1.25	to	1.75	(2.98)	to	(3.46)
	12/31/2010		595,970	10.01	to	9.77	5,892,032	—	1.25	to	1.75	17.96	to	17.38
	12/31/2009		646,385	8.49	to	8.33	5,430,795	0.61	1.25	to	1.75	27.47	to	26.84
Columbia Mid Cap Growth Class A Shares
	12/31/2013		37,958	12.25	to	12.08	461,138	—	1.25	to	1.75	29.24	to	28.59
	12/31/2012		20,902	9.48	to	9.40	197,160	—	1.25	to	1.75	9.39	to	8.84
	12/31/2011	(1)	33,525	8.67	to	8.63	289,879	—	1.25	to	1.75	(13.34)	to	(13.66)
Columbia Select Smaller-Cap Value Class A Shares
	12/31/2013		564,451	33.38	to	33.38	18,839,040	—	1.30	to	1.30	46.24	to	46.24
	12/31/2012		333,581	22.82	to	22.82	7,613,329	—	1.30	to	1.30	13.95	to	13.95
	12/31/2011		388,895	20.03	to	20.03	7,789,214	—	1.30	to	1.30	(10.58)	to	(10.58)
	12/31/2010		426,743	22.40	to	22.40	9,558,346	—	1.30	to	1.30	25.22	to	25.22
	12/31/2009		134,686	17.89	to	17.89	2,409,143	—	1.30	to	1.30	34.64	to	34.64
Davis New York Venture Class A Shares
	12/31/2013		2,193,663	16.64	to	15.89	43,674,216	0.50	1.25	to	1.75	32.89	to	32.23
	12/31/2012		2,658,425	12.52	to	12.01	40,416,012	1.21	1.25	to	1.75	11.32	to	10.77
	12/31/2011		3,366,872	11.25	to	10.85	46,933,747	0.52	1.25	to	1.75	(5.96)	to	(6.42)
	12/31/2010		4,325,427	11.96	to	11.59	63,487,221	1.06	1.25	to	1.75	10.73	to	10.19
	12/31/2009		12,570,597	10.80	to	10.52	164,937,582	0.92	1.25	to	1.75	30.42	to	29.77
Delaware Smid Cap Growth Class A Shares
	12/31/2013		303,599	18.31	to	18.01	5,539,587	—	1.25	to	1.75	39.09	to	38.40
	12/31/2012		435,531	13.16	to	13.02	5,720,012	—	1.25	to	1.75	9.00	to	8.46
	12/31/2011		531,156	12.07	to	12.00	6,406,403	—	1.25	to	1.75	6.63	to	6.11
	12/31/2010	(1)	598,119	11.32	to	11.31	6,771,295	1.37	1.25	to	1.75	13.23	to	13.11
Dreyfus Appreciation Investor Shares
	12/31/2013		1,628,476	16.75	to	15.99	26,611,330	1.76	1.25	to	1.75	19.94	to	19.34
	12/31/2012		2,365,170	13.96	to	13.40	32,313,530	1.55	1.25	to	1.75	8.81	to	8.26
	12/31/2011		3,073,776	12.83	to	12.38	38,697,577	1.42	1.25	to	1.75	6.30	to	5.78
	12/31/2010		2,911,774	12.07	to	11.70	34,596,986	3.88	1.25	to	1.75	13.84	to	13.28
	12/31/2009		155,416	10.60	to	10.33	1,624,143	0.36	1.25	to	1.75	19.51	to	18.91
Eaton Vance Floating-Rate Class A Shares
	12/31/2013		268,571	13.04	to	12.45	3,426,428	3.70	1.25	to	1.75	3.24	to	2.73
	12/31/2012		215,209	12.63	to	12.12	2,665,804	4.24	1.25	to	1.75	6.78	to	6.25
	12/31/2011		233,287	11.82	to	11.41	2,709,641	3.87	1.25	to	1.75	0.84	to	0.35
	12/31/2010		216,958	11.73	to	11.37	2,505,853	4.10	1.25	to	1.75	7.92	to	7.39
	12/31/2009		198,063	10.87	to	10.58	2,122,890	5.14	1.25	to	1.75	44.38	to	43.66

30

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Eaton Vance Large-Cap Value Class A Shares
	12/31/2013		4,266,925	$12.11	to	$11.71	$50,802,388	1.22%	1.25%	to	1.75%	27.74%	to	27.10%
	12/31/2012		5,283,896	9.48	to	9.21	49,371,563	1.63	1.25	to	1.75	14.33	to	13.76
	12/31/2011		7,742,961	8.29	to	8.10	63,445,046	1.50	1.25	to	1.75	(5.66)	to	(6.12)
	12/31/2010		8,237,462	8.79	to	8.63	71,735,011	1.00	1.25	to	1.75	8.69	to	8.16
	12/31/2009		5,452,526	8.09	to	7.97	43,796,169	1.30	1.25	to	1.75	15.56	to	14.98
Federated Equity Income Class A Shares
	12/31/2013	(1)	63,069	11.94	to	11.90	751,569	1.28	1.25	to	1.75	—	to	—
Federated Kaufmann Class A Shares
	12/31/2013		261,279	19.87	to	18.98	5,084,974	—	1.25	to	1.75	38.60	to	37.91
	12/31/2012		315,908	14.34	to	13.76	4,446,429	—	1.25	to	1.75	15.85	to	15.28
	12/31/2011		355,750	12.38	to	11.94	4,331,789	—	1.25	to	1.75	(14.68)	to	(15.10)
	12/31/2010		422,448	14.51	to	14.06	6,036,138	0.70	1.25	to	1.75	17.07	to	16.50
	12/31/2009		1,003,195	12.39	to	12.07	12,272,930	0.21	1.25	to	1.75	28.07	to	27.43
Fidelity Advisor® Equity Growth Class A Shares
	12/31/2013		130,154	17.77	to	16.97	2,910,817	—	1.25	to	1.75	33.95	to	33.29
	12/31/2012		167,000	13.26	to	12.73	2,792,423	—	1.25	to	1.75	12.77	to	12.21
	12/31/2011		165,355	11.76	to	11.34	2,451,178	—	1.25	to	1.75	(1.27)	to	(1.75)
	12/31/2010		152,877	11.91	to	11.55	2,293,769	—	1.25	to	1.75	22.04	to	21.44
	12/31/2009		166,007	9.76	to	9.51	2,041,584	—	1.25	to	1.75	26.32	to	25.69
Fidelity Advisor® Overseas Class A Shares
	12/31/2013		97,225	24.54	to	24.54	2,385,538	0.87	1.30	to	1.30	28.98	to	28.98
	12/31/2012		115,362	19.02	to	19.02	2,194,515	1.46	1.30	to	1.30	19.21	to	19.21
	12/31/2011		132,439	15.96	to	15.96	2,113,455	1.18	1.30	to	1.30	(18.92)	to	(18.92)
	12/31/2010		166,609	19.68	to	19.68	3,279,257	1.15	1.30	to	1.30	11.65	to	11.65
	12/31/2009		204,957	17.63	to	17.63	3,613,217	1.55	1.30	to	1.30	24.68	to	24.68
Fidelity Advisor® Stock Selector Mid Cap Class A Shares
	12/31/2013		60,092	27.10	to	27.10	1,628,253	0.02	1.30	to	1.30	29.21	to	29.21
	12/31/2012		72,876	20.97	to	20.97	1,528,204	0.62	1.30	to	1.30	17.77	to	17.77
	12/31/2011		80,863	17.81	to	17.81	1,439,837	0.44	1.30	to	1.30	(6.31)	to	(6.31)
	12/31/2010		105,571	19.01	to	19.01	2,006,446	—	1.30	to	1.30	22.36	to	22.36
	12/31/2009		115,147	15.53	to	15.53	1,788,539	0.37	1.30	to	1.30	44.89	to	44.89
Franklin Templeton Foreign Class A Shares
	12/31/2013		6,902,487	18.22	to	17.40	134,267,852	1.43	1.25	to	1.75	25.59	to	24.97
	12/31/2012		7,434,445	14.51	to	13.93	114,356,259	2.11	1.25	to	1.75	17.08	to	16.49
	12/31/2011		9,353,156	12.39	to	11.95	123,429,386	2.39	1.25	to	1.75	(13.79)	to	(14.21)
	12/31/2010		9,756,526	14.38	to	13.93	150,793,039	—	1.25	to	1.75	7.16	to	6.64
	12/31/2009		1,587,413	13.41	to	13.07	26,004,247	2.15	1.25	to	1.75	47.87	to	47.14
Franklin Templeton Growth Class A Shares
	12/31/2013		477,965	15.86	to	15.14	8,913,100	1.32	1.25	to	1.75	28.54	to	27.90
	12/31/2012		538,339	12.34	to	11.84	7,814,907	1.92	1.25	to	1.75	20.03	to	19.43
	12/31/2011		616,553	10.28	to	9.91	7,483,273	1.91	1.25	to	1.75	(7.54)	to	(7.99)
	12/31/2010		693,180	11.12	to	10.77	9,186,491	1.65	1.25	to	1.75	6.21	to	5.69
	12/31/2009		737,478	10.47	to	10.19	9,237,168	1.52	1.25	to	1.75	29.19	to	28.54
Invesco American Franchise Fund Class A Shares
	12/31/2013	(1)	67,892	11.37	to	11.37	771,828	0.12	1.30	to	1.30	—	to	—
Invesco Charter Class A Shares
	12/31/2013		1,018,565	15.98	to	15.98	16,274,035	1.00	1.30	to	1.30	26.68	to	26.68
	12/31/2012		963,814	12.61	to	12.61	12,155,593	0.99	1.30	to	1.30	11.60	to	11.60
	12/31/2011		1,137,191	11.30	to	11.30	12,851,194	0.57	1.30	to	1.30	(1.39)	to	(1.39)
	12/31/2010		1,393,067	11.46	to	11.46	15,964,236	0.12	1.30	to	1.30	6.71	to	6.71
	12/31/2009		1,303,692	10.74	to	10.74	13,999,976	0.16	1.30	to	1.30	28.50	to	28.50

31

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Invesco Comstock Class A Shares
	12/31/2013		5,782,043	$17.49	to	$16.70	$108,141,524	1.34%	1.25%	to	1.75%	33.56%	to	32.90%
	12/31/2012		6,393,918	13.10	to	12.57	90,836,772	1.54	1.25	to	1.75	17.42	to	16.83
	12/31/2011		8,975,071	11.15	to	10.76	108,515,197	1.32	1.25	to	1.75	(3.18)	to	(3.65)
	12/31/2010		8,008,087	11.52	to	11.17	102,909,514	1.01	1.25	to	1.75	14.18	to	13.62
	12/31/2009		1,166,841	10.09	to	9.83	15,622,773	1.66	1.25	to	1.75	27.84	to	27.21
Invesco Equity and Income Class A Shares
	12/31/2013		236,571	22.78	to	22.78	5,388,956	1.95	1.30	to	1.30	23.35	to	23.35
	12/31/2012		274,071	18.47	to	18.47	5,061,443	2.16	1.30	to	1.30	11.42	to	11.42
	12/31/2011		319,474	16.57	to	16.57	5,295,150	1.88	1.30	to	1.30	(2.50)	to	(2.50)
	12/31/2010		367,634	17.00	to	17.00	6,249,477	1.99	1.30	to	1.30	10.95	to	10.95
	12/31/2009		514,196	15.32	to	15.32	7,878,050	1.99	1.30	to	1.30	21.92	to	21.92
Invesco Mid Cap Core Equity Class A Shares
	12/31/2013		214,179	17.96	to	17.15	3,740,401	—	1.25	to	1.75	27.59	to	26.95
	12/31/2012		239,218	14.08	to	13.51	3,290,883	0.53	1.25	to	1.75	9.01	to	8.46
	12/31/2011		257,745	12.92	to	12.46	3,263,408	—	1.25	to	1.75	(7.40)	to	(7.85)
	12/31/2010		294,288	13.95	to	13.52	4,036,558	0.07	1.25	to	1.75	11.13	to	10.59
	12/31/2009		1,268,545	12.55	to	12.23	15,716,671	0.14	1.25	to	1.75	28.55	to	27.91
Invesco Mid Cap Growth Class A Shares
	12/31/2013		180,405	16.04	to	16.04	2,892,840	—	1.30	to	1.30	35.24	to	35.24
	12/31/2012		215,691	11.86	to	11.86	2,557,402	—	1.30	to	1.30	10.32	to	10.32
	12/31/2011		260,948	10.75	to	10.75	2,804,600	—	1.30	to	1.30	(10.27)	to	(10.27)
	12/31/2010		304,955	11.98	to	11.98	3,652,653	—	1.30	to	1.30	25.71	to	25.71
	12/31/2009		341,329	9.53	to	9.53	3,252,173	—	1.30	to	1.30	57.25	to	57.25
Invesco Value Opportunities Class A Shares
	12/31/2013		305,166	1.39	to	1.38	421,894	1.37	1.25	to	1.75	30.86	to	30.21
	12/31/2012		243,072	1.06	to	1.06	257,827	1.00	1.25	to	1.75	16.22	to	15.64
	12/31/2011	(1)	278,957	0.92	to	0.91	255,206	0.01	1.25	to	1.75	(90.84)	to	(90.87)
Janus Enterprise Class A Shares
	12/31/2013		119,720	22.81	to	22.31	2,697,821	—	1.25	to	1.75	28.79	to	28.15
	12/31/2012		124,736	17.71	to	17.41	2,188,005	—	1.25	to	1.75	15.87	to	15.30
	12/31/2011		136,495	15.29	to	15.10	2,072,262	—	1.25	to	1.75	(3.16)	to	(3.64)
	12/31/2010		160,756	15.79	to	15.67	2,527,044	—	1.25	to	1.75	23.98	to	23.37
	12/31/2009	(1)	689,590	12.73	to	12.70	8,769,566	—	1.25	to	1.75	41.01	to	40.30
Janus Forty Class A Shares
	12/31/2013		565,135	16.03	to	15.50	8,914,091	0.83	1.25	to	1.75	30.16	to	29.52
	12/31/2012		655,854	12.32	to	11.97	7,966,894	0.39	1.25	to	1.75	22.24	to	21.63
	12/31/2011		744,942	10.08	to	9.84	7,417,939	0.41	1.25	to	1.75	(8.25)	to	(8.70)
	12/31/2010		832,211	10.98	to	10.78	9,048,539	—	1.25	to	1.75	4.46	to	3.95
	12/31/2009		5,773,942	10.51	to	10.37	60,281,977	—	1.25	to	1.75	42.04	to	41.33
JPMorgan Multi-Cap Market Neutral Class A Shares
	12/31/2013		63,770	9.24	to	8.89	576,324	—	1.25	to	1.75	2.80	to	2.28
	12/31/2012		61,928	8.99	to	8.69	545,974	—	1.25	to	1.75	(1.25)	to	(1.74)
	12/31/2011		65,511	9.10	to	8.84	586,818	—	1.25	to	1.75	(1.64)	to	(2.13)
	12/31/2010		86,139	9.25	to	9.03	786,922	—	1.25	to	1.75	(5.76)	to	(6.22)
	12/31/2009		89,338	9.82	to	9.63	868,114	—	1.25	to	1.75	(1.54)	to	(2.03)
JPMorgan Small Cap Growth Class A Shares
	12/31/2013		110,942	17.15	to	16.58	1,866,615	—	1.25	to	1.75	46.02	to	45.29
	12/31/2012		103,927	11.74	to	11.41	1,200,163	—	1.25	to	1.75	10.84	to	10.28
	12/31/2011		110,304	10.60	to	10.34	1,152,779	—	1.25	to	1.75	(4.72)	to	(5.19)
	12/31/2010		106,489	11.12	to	10.91	1,171,522	—	1.25	to	1.75	32.12	to	31.48
	12/31/2009		118,411	8.42	to	8.30	988,056	—	1.25	to	1.75	36.98	to	36.30

32

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Lord Abbett Affiliated Class A Shares
	12/31/2013		119,937	$15.06	to	$14.38	$1,768,193	2.02%	1.25%	to	1.75%	30.51%	to	29.86%
	12/31/2012		140,376	11.54	to	11.08	1,589,328	1.59	1.25	to	1.75	14.45	to	13.88
	12/31/2011		182,577	10.08	to	9.73	1,811,828	1.15	1.25	to	1.75	(8.97)	to	(9.42)
	12/31/2010		196,861	11.08	to	10.74	2,147,237	0.88	1.25	to	1.75	12.89	to	12.33
	12/31/2009		186,257	9.81	to	9.56	1,804,545	0.39	1.25	to	1.75	17.91	to	17.32
Lord Abbett Bond-Debenture Class A Shares
	12/31/2013		968,399	16.90	to	16.14	18,924,335	5.27	1.25	to	1.75	6.45	to	5.92
	12/31/2012		1,063,655	15.88	to	15.24	19,657,009	5.97	1.25	to	1.75	11.84	to	11.28
	12/31/2011		1,140,806	14.19	to	13.69	18,963,284	6.13	1.25	to	1.75	2.59	to	2.09
	12/31/2010		1,255,125	13.84	to	13.41	20,590,041	6.06	1.25	to	1.75	11.56	to	11.01
	12/31/2009		1,382,476	12.40	to	12.08	20,482,440	7.74	1.25	to	1.75	33.82	to	33.16
Lord Abbett Mid Cap Stock Class A Shares
	12/31/2013		959,701	17.00	to	16.24	20,613,246	0.39	1.25	to	1.75	28.70	to	28.06
	12/31/2012		1,073,433	13.21	to	12.68	18,092,401	0.63	1.25	to	1.75	13.06	to	12.50
	12/31/2011		1,277,789	11.69	to	11.27	19,216,983	0.11	1.25	to	1.75	(5.14)	to	(5.60)
	12/31/2010		1,553,856	12.32	to	11.94	24,709,573	0.37	1.25	to	1.75	24.00	to	23.39
	12/31/2009		1,851,946	9.93	to	9.68	23,861,798	0.62	1.25	to	1.75	25.10	to	24.48
Managers Cadence Capital Appreciation Investor Class
	12/31/2013		3,879	12.23	to	11.77	46,554	0.46	1.25	to	1.75	28.85	to	28.21
	12/31/2012		4,406	9.50	to	9.18	41,122	0.54	1.25	to	1.75	8.74	to	8.20
	12/31/2011		6,310	8.73	to	8.48	54,267	0.07	1.25	to	1.75	(4.26)	to	(4.73)
	12/31/2010		7,438	9.12	to	8.90	66,965	0.42	1.25	to	1.75	14.20	to	13.64
	12/31/2009		8,084	7.99	to	7.83	63,886	0.24	1.25	to	1.75	20.92	to	20.32
MFS® Growth Class A Shares
	12/31/2013		157,237	16.24	to	16.24	2,552,885	—	1.30	to	1.30	34.52	to	34.52
	12/31/2012		144,793	12.07	to	12.07	1,747,527	—	1.30	to	1.30	15.58	to	15.58
	12/31/2011	(1)	145,249	10.44	to	10.44	1,516,692	—	1.30	to	1.30	4.42	to	4.42
MFS® Mid Cap Growth Class A Shares
	12/31/2013		842,664	22.45	to	22.45	18,914,844	—	1.30	to	1.30	35.11	to	35.11
	12/31/2012		846,348	16.61	to	16.61	14,061,076	—	1.30	to	1.30	14.68	to	14.68
	12/31/2011		976,919	14.49	to	14.49	14,153,152	—	1.30	to	1.30	(7.32)	to	(7.32)
	12/31/2010		1,139,259	15.63	to	15.63	17,809,236	—	1.30	to	1.30	27.04	to	27.04
	12/31/2009		257,742	12.30	to	12.30	3,171,455	—	1.30	to	1.30	39.81	to	39.81
MFS® Research International Class A Shares
	12/31/2013		801,077	24.73	to	24.73	19,807,800	1.19	1.30	to	1.30	17.10	to	17.10
	12/31/2012		1,098,331	21.11	to	21.11	23,191,022	1.74	1.30	to	1.30	15.18	to	15.18
	12/31/2011		1,409,682	18.33	to	18.33	25,842,202	1.47	1.30	to	1.30	(12.04)	to	(12.04)
	12/31/2010		1,751,218	20.84	to	20.84	36,496,865	1.45	1.30	to	1.30	9.54	to	9.54
	12/31/2009		452,299	19.03	to	19.03	8,605,635	1.33	1.30	to	1.30	29.46	to	29.46
Oppenheimer Capital Appreciation Class A Shares
	12/31/2013		55,364	15.16	to	14.48	817,155	0.04	1.25	to	1.75	27.63	to	27.00
	12/31/2012		60,077	11.88	to	11.40	696,542	0.65	1.25	to	1.75	12.27	to	11.71
	12/31/2011		58,485	10.58	to	10.21	606,163	0.16	1.25	to	1.75	(2.79)	to	(3.26)
	12/31/2010		63,904	10.89	to	10.55	683,865	—	1.25	to	1.75	7.79	to	7.27
	12/31/2009		87,102	10.10	to	9.84	866,852	—	1.25	to	1.75	41.80	to	41.09
Oppenheimer Flexible Strategies Class A Shares
	12/31/2013		59,942	15.96	to	15.96	956,626	—	1.30	to	1.30	7.59	to	7.59
	12/31/2012		63,020	14.83	to	14.83	934,830	—	1.30	to	1.30	2.55	to	2.55
	12/31/2011		78,949	14.46	to	14.46	1,141,982	—	1.30	to	1.30	(7.54)	to	(7.54)
	12/31/2010		105,082	15.64	to	15.64	1,643,998	—	1.30	to	1.30	6.49	to	6.49
	12/31/2009		205,095	14.69	to	14.69	3,013,131	—	1.30	to	1.30	14.72	to	14.72

33

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Oppenheimer Global Class A Shares
	12/31/2013	130,593	$28.38	to	$28.38	$3,705,967	0.78%	1.30%	to	1.30%	25.14%	to	25.14%
	12/31/2012	148,120	22.68	to	22.68	3,359,014	0.96	1.30	to	1.30	19.19	to	19.19
	12/31/2011	186,560	19.03	to	19.03	3,549,731	1.58	1.30	to	1.30	(9.86)	to	(9.86)
	12/31/2010	210,037	21.11	to	21.11	4,433,817	0.79	1.30	to	1.30	14.19	to	14.19
	12/31/2009	369,214	18.49	to	18.49	6,825,151	0.57	1.30	to	1.30	37.41	to	37.41
Oppenheimer Main Street Class A Shares
	12/31/2013	114,634	17.14	to	16.37	2,288,903	0.60	1.25	to	1.75	29.91	to	29.27
	12/31/2012	166,113	13.20	to	12.67	2,586,753	1.06	1.25	to	1.75	15.10	to	14.52
	12/31/2011	179,790	11.47	to	11.06	2,456,076	0.46	1.25	to	1.75	(1.45)	to	(1.93)
	12/31/2010	182,110	11.63	to	11.28	2,558,783	0.55	1.25	to	1.75	14.35	to	13.79
	12/31/2009	216,724	10.17	to	9.91	2,676,705	0.72	1.25	to	1.75	27.17	to	26.54
Oppenheimer Main Street Small- & Mid-Cap Class A Shares
	12/31/2013	95,759	20.00	to	19.10	1,872,198	0.05	1.25	to	1.75	31.74	to	31.09
	12/31/2012	105,628	15.18	to	14.57	1,572,543	0.85	1.25	to	1.75	15.31	to	14.74
	12/31/2011	105,266	13.16	to	12.70	1,363,372	0.24	1.25	to	1.75	(3.85)	to	(4.32)
	12/31/2010	77,679	13.69	to	13.27	1,046,456	—	1.25	to	1.75	21.63	to	21.03
	12/31/2009	95,843	11.26	to	10.96	1,063,350	0.27	1.25	to	1.75	35.25	to	34.58
PIMCO CommodityRealReturn Strategy Class A Shares
	12/31/2013	1,594,148	9.82	to	9.37	15,295,096	0.68	1.25	to	1.75	(16.08)	to	(16.49)
	12/31/2012	1,452,527	11.70	to	11.23	16,653,171	1.93	1.25	to	1.75	3.51	to	2.99
	12/31/2011	1,453,623	11.30	to	10.90	16,142,662	22.63	1.25	to	1.75	(9.23)	to	(9.68)
	12/31/2010	1,498,559	12.45	to	12.07	18,383,848	9.85	1.25	to	1.75	21.98	to	21.38
	12/31/2009	1,690,720	10.21	to	9.94	17,043,380	6.59	1.25	to	1.75	37.77	to	37.09
PIMCO Low Duration Class A Shares
	12/31/2013	6,279,772	12.13	to	11.73	74,868,533	1.34	1.25	to	1.75	(1.47)	to	(1.97)
	12/31/2012	4,253,526	12.31	to	11.96	51,596,163	2.66	1.25	to	1.75	4.49	to	3.97
	12/31/2011	2,429,425	11.79	to	11.51	28,276,380	2.29	1.25	to	1.75	0.11	to	(0.38)
	12/31/2010	2,472,088	11.77	to	11.55	28,817,289	1.02	1.25	to	1.75	3.27	to	2.76
	12/31/2009	248,082	11.40	to	11.24	2,808,707	3.01	1.25	to	1.75	11.54	to	10.98
PIMCO Real Return Class A Shares
	12/31/2013	3,855,687	13.47	to	12.87	50,726,470	0.75	1.25	to	1.75	(10.54)	to	(10.98)
	12/31/2012	4,079,017	15.06	to	14.45	60,138,265	2.49	1.25	to	1.75	7.47	to	6.93
	12/31/2011	2,987,276	14.01	to	13.52	41,080,005	3.63	1.25	to	1.75	9.76	to	9.22
	12/31/2010	3,368,404	12.77	to	12.37	42,321,139	1.86	1.25	to	1.75	6.01	to	5.49
	12/31/2009	2,874,356	12.04	to	11.73	34,154,364	3.60	1.25	to	1.75	16.98	to	16.40
PIMCO Total Return Class A Shares
	12/31/2013	16,302,706	14.83	to	14.17	244,467,087	2.05	1.25	to	1.75	(3.52)	to	(4.00)
	12/31/2012	19,233,109	15.37	to	14.76	298,992,475	3.88	1.25	to	1.75	8.58	to	8.03
	12/31/2011	16,445,370	14.16	to	13.66	236,472,455	3.44	1.25	to	1.75	2.47	to	1.97
	12/31/2010	19,229,127	13.82	to	13.39	271,132,544	2.69	1.25	to	1.75	7.03	to	6.51
	12/31/2009	23,140,746	12.91	to	12.58	305,275,752	5.24	1.25	to	1.75	11.96	to	11.40
Pioneer Class A Shares
	12/31/2013	69,434	16.68	to	15.93	1,128,721	0.99	1.25	to	1.75	31.40	to	30.75
	12/31/2012	81,286	12.69	to	12.18	1,009,318	1.27	1.25	to	1.75	8.54	to	8.00
	12/31/2011	107,074	11.69	to	11.28	1,229,441	0.99	1.25	to	1.75	(5.76)	to	(6.22)
	12/31/2010	209,713	12.41	to	12.03	2,563,768	1.00	1.25	to	1.75	14.29	to	13.73
	12/31/2009	99,618	10.86	to	10.58	1,067,054	1.29	1.25	to	1.75	22.70	to	22.08
Pioneer Emerging Markets Class A Shares
	12/31/2013	547,502	10.59	to	10.18	5,690,453	0.35	1.25	to	1.75	(3.40)	to	(3.89)
	12/31/2012	551,514	10.96	to	10.59	5,945,839	0.45	1.25	to	1.75	9.95	to	9.40
	12/31/2011	557,430	9.97	to	9.68	5,478,694	—	1.25	to	1.75	(25.18)	to	(25.54)
	12/31/2010	489,727	13.32	to	13.00	6,444,706	—	1.25	to	1.75	14.73	to	14.16
	12/31/2009	1,369,801	11.61	to	11.39	15,751,760	0.25	1.25	to	1.75	71.41	to	70.56

34

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Pioneer High Yield Class A Shares
	12/31/2013		219,552	$17.02	to	$16.25	$3,642,219	4.82%	1.25%	to	1.75%	10.91%	to	10.36%
	12/31/2012		231,570	15.34	to	14.73	3,477,496	5.22	1.25	to	1.75	13.59	to	13.02
	12/31/2011		237,514	13.51	to	13.03	3,147,620	5.47	1.25	to	1.75	(2.94)	to	(3.41)
	12/31/2010		214,645	13.92	to	13.49	2,937,510	5.80	1.25	to	1.75	16.14	to	15.57
	12/31/2009		897,726	11.98	to	11.67	10,613,354	6.16	1.25	to	1.75	60.21	to	59.41
Pioneer Real Estate Shares Class A Shares
	12/31/2013		197,586	12.67	to	12.30	2,461,948	1.94	1.25	to	1.75	(0.12)	to	(0.62)
	12/31/2012		171,565	12.68	to	12.38	2,147,472	1.87	1.25	to	1.75	14.30	to	13.73
	12/31/2011		155,299	11.10	to	10.89	1,705,302	1.96	1.25	to	1.75	7.55	to	7.03
	12/31/2010		123,790	10.32	to	10.17	1,268,261	2.24	1.25	to	1.75	26.67	to	26.05
	12/31/2009		894,028	8.14	to	8.07	7,248,140	3.83	1.25	to	1.75	28.54	to	27.90
Pioneer Select Mid Cap Growth Class A Shares
	12/31/2013		21,501	19.35	to	18.93	410,403	—	1.25	to	1.75	42.59	to	41.88
	12/31/2012		22,210	13.57	to	13.34	298,517	—	1.25	to	1.75	5.29	to	4.76
	12/31/2011		29,863	12.86	to	12.74	382,048	—	1.35	to	1.75	(3.83)	to	(4.20)
	12/31/2010		22,185	13.39	to	13.29	295,756	—	1.25	to	1.75	18.12	to	17.54
	12/31/2009	(1)	25,314	11.33	to	11.31	286,570	—	1.25	to	1.75	41.24	to	40.54
Putnam Fund for Growth and Income Class A Shares
	12/31/2013		37,466	21.01	to	21.01	786,999	1.31	1.30	to	1.30	33.63	to	33.63
	12/31/2012		30,381	15.72	to	15.72	477,598	1.48	1.30	to	1.30	17.34	to	17.34
	12/31/2011		48,251	13.40	to	13.40	646,436	1.46	1.30	to	1.30	(6.07)	to	(6.07)
	12/31/2010		33,394	14.26	to	14.26	476,290	1.09	1.30	to	1.30	12.61	to	12.61
	12/31/2009		62,094	12.67	to	12.67	786,429	1.35	1.30	to	1.30	27.73	to	27.73
Putnam International Equity Class A Shares
	12/31/2013		127,474	21.50	to	21.50	2,740,709	0.75	1.30	to	1.30	26.29	to	26.29
	12/31/2012		140,113	17.02	to	17.02	2,385,356	1.01	1.30	to	1.30	20.16	to	20.16
	12/31/2011		161,670	14.17	to	14.17	2,290,662	4.48	1.30	to	1.30	(16.62)	to	(16.62)
	12/31/2010		195,771	16.99	to	16.99	3,326,808	2.20	1.30	to	1.30	8.68	to	8.68
	12/31/2009		205,987	15.64	to	15.64	3,220,812	2.70	1.30	to	1.30	23.65	to	23.65
Putnam Voyager Class A Shares
	12/31/2013		477,875	22.82	to	22.82	10,905,796	0.63	1.30	to	1.30	42.07	to	42.07
	12/31/2012		1,234,418	16.06	to	16.06	19,828,916	1.14	1.30	to	1.30	12.91	to	12.91
	12/31/2011		1,594,504	14.23	to	14.23	22,685,429	—	1.30	to	1.30	(18.81)	to	(18.81)
	12/31/2010		1,268,687	17.52	to	17.52	22,231,953	0.47	1.30	to	1.30	19.06	to	19.06
	12/31/2009		354,333	14.72	to	14.72	5,215,162	2.55	1.30	to	1.30	61.86	to	61.86
Ready Assets Prime Money
	12/31/2013		1,033,821	10.33	to	9.86	10,489,901	0.00	1.25	to	1.75	(1.24)	to	(1.73)
	12/31/2012		1,230,263	10.46	to	10.04	12,643,589	—	1.25	to	1.75	(1.24)	to	(1.74)
	12/31/2011		1,594,202	10.59	to	10.21	16,606,709	—	1.25	to	1.75	(1.23)	to	(1.71)
	12/31/2010		1,650,982	10.72	to	10.39	17,419,439	0.01	1.25	to	1.75	(1.23)	to	(1.71)
	12/31/2009		2,395,232	10.85	to	10.57	25,627,866	0.29	1.25	to	1.75	(1.01)	to	(1.50)
TA Diversified Equity Class A Shares
	12/31/2013		4,286,258	13.09	to	12.97	55,852,765	0.82	1.25	to	1.75	30.26	to	29.62
	12/31/2012	(1)	7,459,957	10.05	to	10.01	74,813,386	—	1.25	to	1.75	—	to	—
TA Flexible Income Class A Shares
	12/31/2013		755,280	1.31	to	1.29	982,034	4.40	1.25	to	1.75	2.40	to	1.89
	12/31/2012		624,851	1.28	to	1.26	795,030	4.86	1.25	to	1.75	10.79	to	10.23
	12/31/2011		512,834	1.16	to	1.14	590,421	5.58	1.25	to	1.75	2.38	to	1.88
	12/31/2010		228,317	1.13	to	1.12	257,203	6.03	1.25	to	1.75	11.08	to	10.53
	12/31/2009	(1)	250,430	1.02	to	1.02	254,676	0.53	1.25	to	1.75	1.72	to	1.66

35

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Growth Opportunities Class A Shares
	12/31/2013	2,197,409	$15.64	to	$15.19	$33,855,466	—%	1.25%	to	1.75%	36.35%	to	35.67%
	12/31/2012	2,782,412	11.47	to	11.20	31,527,569	0.28	1.25	to	1.75	7.26	to	6.73
	12/31/2011	2,756,449	10.69	to	10.49	29,191,997	—	1.25	to	1.75	(10.80)	to	(11.23)
	12/31/2010	2,566,573	11.98	to	11.82	30,547,335	—	1.25	to	1.75	33.12	to	32.46
	12/31/2009	1,531	9.00	to	8.92	13,697	—	1.25	to	1.75	33.45	to	32.78
TA Small/Mid Cap Value Class A Shares
	12/31/2013	3,249,829	16.70	to	16.22	53,470,300	0.53	1.25	to	1.75	34.27	to	33.60
	12/31/2012	941,210	12.44	to	12.14	11,567,340	0.44	1.25	to	1.75	14.26	to	13.69
	12/31/2011	1,088,968	10.88	to	10.68	11,742,132	—	1.25	to	1.75	(4.46)	to	(4.93)
	12/31/2010	970,062	11.39	to	11.23	10,975,254	—	1.25	to	1.75	27.78	to	27.15
	12/31/2009	119,887	8.91	to	8.83	1,063,649	—	1.25	to	1.75	40.80	to	40.10

(1)	See footnote 1
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

36

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

5. Administrative and Mortality and Expense Risk Charges

TALIC deducts an annual charge during the accumulation phase, not to exceed $40, proportionately from the subaccounts’ unit values. An annual charge ranging from 1.25% to 1.75% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6. Income Tax

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

37

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account D

Notes to Financial Statements

December 31, 2013

8. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

38

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

All required Financial Statements are included in Part B this Registration Statement.

(b)	Exhibits

	(1)		Resolution of the Board of Directors of Merrill Lynch Life Insurance Company establishing the Merrill Lynch Life Variable Annuity Separate Account D. Note 1

	(2)		Not Applicable.

	(3)	(a)	Form of Underwriting Agreement between Merrill Lynch Life Insurance Company and Transamerica Capital, Inc. Note 2

		(b)	Wholesaling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Transamerica Capital. Note 3

		(c)	Selling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch Life Agency, Inc. Note 3

		(d)	Master Distribution Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 4

(e)	Amended and Restated Underwriting Agreement between Transamerica Advisors Life Insurance Company and Transamerica Capital, Inc. Note 20

(4)	(a)	Form of Contract for the Flexible Premium Individual Variable Annuity. Note 5

	(b)	Individual Retirement Annuity Endorsement. Note 5

	(c)	Endorsement for Withdrawals Not Subject To A Contingent Deferred Sales Charge. Note 5

	(d)	Death Benefit Endorsement ML056. Note 5

	(e)	Guaranteed Minimum Income Benefit Rider. Note 5

(5)		Form of Application for the Flexible Premium Individual Variable Annuity. Note 5

(6)	(a)	Articles of Amendment, Restatement and Redomestication of the Articles of Incorporation of Merrill Lynch Life Insurance Company. Note 6

(a)	(1)	Articles of Amendment, Restatement and Redomestication of the Articles of Incorporation of Transamerica Advisors Life Insurance Company. Note 19

	(b)	Amended and Restated By-Laws of Merrill Lynch Life Insurance Company. Note 6

(b)	(1)	Amended and Restated By-Laws of Transamerica Advisors Life Insurance Company. Note 19

(7)		Reinsurance Agreements.

	(a)	GMDB Reinsurance Agreement between MLLIC and ACE Tempest and Amendment No. 1. Note 17

(a)	(1)	Amendment No. 2 to the GMDB Reinsurance Agreement. Note 17

	(b)	GMIB Reinsurance Agreement between MLLIC and ACE Tempest Agreement and Amendments No. 1 and 2. Notes 17

(b)	(1)	Amendment No. 3 to the GMIB Reinsurance Agreement. Note 17

	(c)	DBER Reinsurance Agreement between MLLIC and ACE Tempest and Amendments No. 1 and 2. Note 17

(c)	(1)	Amendment No. 3 to the DBER Reinsurance Agreement. Note 17

(8)	(a)	Amended General Agency Agreement. Note 7

	(b)	Indemnity Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency Inc. Note 6

	(c)	Management Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Asset Management, Inc. Note 6

	(d)	Amended Service Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Insurance Group, Inc. Note 7

	(e)	Form of Participation Agreement between FAM Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 8

(e)	(1)	Amendment No. 6 to Participation Agreement (BlackRock). Note 25

	(f)	Form of Participation Agreement between AIM Equity Funds, AIM Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 8

(f)	(1)	Amendment No. 3 to Participation Agreement (AIM Equity). Note 25

	(g)	Form of Participation Agreement between AIM Funds Group, AIM Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 8

(g)	(1)	Amendment to Participation Agreement (AIM). Note 20

(g)	(2)	Amendment No. 2 to Participation Agreement (AIM Group). Note 25

	(h)	Form of Participation Agreement between Alliance Global Investor Services, Inc., Alliance Fund Distributors, Inc., and Merrill Lynch Life Insurance Company. Note 8

	(i)	Form of Participation Agreement between American Century Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 8

(i)	(1)	Amendment of Agreements (American Century Confidential Info.) Note 22

(i)	(2)	Amendment No. 4 to Participation Agreement (American Century). Note 25

	(j)	Form of Participation Agreement between American Funds Service Company, American Funds Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 8

(j)	(1)	Amendment of Agreements (American Funds Confidential Info.) Note 23

(j)	(2)	Amendment No. 3 to Participation Agreement (American Funds). Note 25

	(k)	Form of Participation Agreement between Davis New York Venture Fund, Davis Distributors, LLC and Merrill Lynch Life Insurance Company. Note 8

(k)	(1)	Amendment of Agreements (Davis Confidential Info.) Note 22

(k)	(2)	Amendment No. 3 to Participation Agreement (Davis). Note 25

(k)	(3)	Amendment No. 4 to Participation Agreement (Davis). Note 25

	(l)	Form of Participation Agreement between Delaware Distributors L.P., Delaware Group Equity Funds, and Merrill Lynch Life Insurance Company. Note 8

(l)	(1)	Amendment of Agreements (Delaware Confidential Info.) Note 23

	(m)	Form of Participation Agreement between Fidelity Distributors Corporation and Merrill Lynch Life Insurance Company. Note 8

(m)	(1)	Amendment to Participation Agreement (Fidelity). Note 20

(m)	(2)	Amendment No. 4 to Participation Agreement (Fidelity). Note 25

	(n)	Form of Participation Agreement between Lord Abbett Family of Funds, Lord Abbett Distributor LLC, and Merrill Lynch Life Insurance Company. Note 8

	(o)	Form of Participation Agreement between MFS Fund Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 8

	(p)	Form of Participation Agreement between Oppenheimer Funds Distributor, Inc. and Merrill Lynch Life Insurance Company. Note 8

(p)	(1)	Amendment of Agreements (Oppenheimer Confidential Info.) Note 23

(p)	(2)	Amendment No. 3 to Participation Agreement (Oppenheimer). Note 25

	(q)	Form of Participation Agreement between PIMCO Funds Distributors LLC, Allianz Dresdner Asset Management of America L.P., and Merrill Lynch Life Insurance Company. Note 8

(q)	(1)	Amendment No. 1 to Participation Agreement (PIMCO). Note 25

	(r)	Form of Participation Agreement between The Putnam Funds, Putnam Retail Management Limited Partnership, and Merrill Lynch Life Insurance Company. Note 8

(r)	(1)	Amendment No. 1 to Participation Agreement (Putnam). Note 25

	(s)	Form of Participation Agreement between Seligman Value Fund Series, Inc., Seligman Advisors, Inc., and Merrill Lynch Life Insurance Company. Note 8

	(t)	Form of Participation Agreement between Franklin Templeton Funds Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 8

	(u)	Form of Participation Agreement between Van Kampen Equity Trust, Van Kampen Comstock Fund, Van Kampen Equity and Income Fund, Van Kampen Funds, Inc., and Merrill Lynch Life Insurance Company. Note 8

	(v)	Form of Amendment to Participation Agreement among Merrill Lynch Life Insurance Company, AIM Equity Funds and AIM Distributors, Inc. Note 9

	(w)	Form of Rule 22c-2 Shareholder Information Agreement Between AIM Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 10

	(x)	Form of Rule 22c-2 Shareholder Information Agreement Between AllianceBernstein Investor Services, Inc. and Merrill Lynch Life Insurance Company. Note 10

	(y)	Form of Rule 22c-2 Shareholder Information Agreement Between Allianz Global Investors Distributors LLC and Merrill Lynch Life Insurance Company. Note 10

	(z)	Form of Rule 22c-2 Shareholder Information Agreement Between American Century Investment Services, Inc. and Merrill Lynch Life Insurance Company. Note 10

	(aa)	Form of Rule 22c-2 Shareholder Information Agreement Between American Funds Service Company and Merrill Lynch Life Insurance Company. Note 11

	(bb)	Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 12

	(cc)	Form of Rule 22c-2 Shareholder Information Agreement Between Davis New York Venture Fund, Davis Distributors, LLC and Merrill Lynch Life Insurance Company. Note 11

	(dd)	Form of Rule 22c-2 Shareholder Information Agreement Between Delaware Distributors, L.P., Delaware Service Company, Inc. and Merrill Lynch Life Insurance Company. Note 11

	(ee)	Form of Rule 22c-2 Shareholder Information Agreement Between Fidelity Distributors Corporation and Merrill Lynch Life Insurance Company. Note 11

	(ff)	Form of Rule 22c-2 Shareholder Information Agreement Between Lord Abbett Distributor LLC and Merrill Lynch Life Insurance Company. Note 11

	(gg)	Form of Rule 22c-2 Shareholder Information Agreement Between MFS Fund Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 10

	(hh)	Form of Rule 22c-2 Shareholder Information Agreement Between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and Merrill Lynch Life Insurance Company. Note 11

	(ii)	Form of Rule 22c-2 Shareholder Information Agreement Between Putnam Retail Management Limited Partnership and Merrill Lynch Life Insurance Company. Note 11

	(jj)	Form of Rule 22c-2 Shareholder Information Agreement Between The Seligman Funds and Merrill Lynch Life Insurance Company. Note 11

	(kk)	Form of Rule 22c-2 Shareholder Information Agreement Between Franklin/Templeton Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 11

	(ll)	Form of Rule 22c-2 Shareholder Information Agreement Between Van Kampen Funds, Inc. and Merrill Lynch Life Insurance Company. Note 10

	(mm)	Form of Amendment to Participation Agreement by and among Alliance Global Investor Services, Inc., AllianceBernstein Investment Research and Management, Inc. and Merrill Lynch Life Insurance Company. Note 11

(mm)	(1)	Amendment of Agreements (AllianceBernstein Confidential Info.) Note 22

(mm)	(2)	Amendment No. 4 to Participation Agreement (AllianceBernstein). Note 25

	(nn)	Form of Amendment to Participation Agreement by and among Seligman Value Fund Series, Inc., Seligman Advisors, Inc. and Merrill Lynch Life Insurance Company. Note 11

	(oo)	Shareholder Service Agreement by and among AIM Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 16

	(pp)	Shareholder Service Agreement by and among AllianceBernstein Investments, Inc. and Merrill Lynch Life Insurance Company. Note 13

	(qq)	Shareholder Service Agreement by and among Allianz Global Investors Distributors LLC and Merrill Lynch Life Insurance Company. Note 13

	(rr)	Shareholder Service Agreement by and among Allianz Global Investors Distributors LLC (for PIMCO Funds) and Merrill Lynch Life Insurance Company. Note 13

	(ss)	Amendment No. 2 to the Participation Agreement by and among Merrill Lynch Life Insurance Company and American Century Investment Services, Inc. Note 13

	(tt)	Shareholder Service Agreement by and among Merrill Lynch Life Insurance Company and American Century Investment Services, Inc. Note 13

	(uu)	Administrative Services Agreement by and among Merrill Lynch Life Insurance Company and American Century Investment Services, Inc. (Ultra Fund). Note 13

	(vv)	Administrative Services Agreement by and among Merrill Lynch Life Insurance Company and American Century Investment Services, Inc. (Equity Income Fund). Note 13

	(ww)	Shareholder Services Agreement by and among American Funds Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 13

	(xx)	Shareholder Services Agreement by and among BlackRock Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 13

	(yy)	Shareholder Services Agreement by and among Davis Distributors, LLC and Merrill Lynch Life Insurance Company. Note 13

	(zz)	Shareholder Services Agreement by and among Delaware Distributors, L.P. and Merrill Lynch Life Insurance Company. Note 13

	(aaa)	Shareholder Services Agreement by and among Franklin Templeton Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 13

	(bbb)	Shareholder Services Agreement by and among Lord Abbett Distributor LLC and Merrill Lynch Life Insurance Company. Note 13

	(ccc)	Shareholder Services Agreement by and among OppenheimerFunds Distributor, Inc. and Merrill Lynch Life Insurance Company. Note 13

	(ddd)	Administration, Shareholder Services and Distribution Agreement by and among Seligman Advisors, Inc. and Merrill Lynch Life Insurance Company. Note 13

	(eee)	Shareholder Service Agreement by and between Seligman Advisors, Inc. and Merrill Lynch Life Insurance Company. Note 16

	(fff)	Shareholder Services Agreement by and among Van Kampen Funds, Inc. and Merrill Lynch Life Insurance Company. Note 13

	(ggg)	Keep Well Agreement between AEGON USA, Inc. and Merrill Lynch Life Insurance Company. Note 13

	(hhh)	Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 14

	(iii)	First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 4

	(jjj)	Participation Agreement (TST). Note 24

(jjj)	(1)	Schedule A Revision to Participation Agreement. Note 25

(9)		Opinion and Consent of Counsel Note 25

(10)		Consent of independent registered public accounting firm. Note 25

(11)		Not Applicable.

(12)		Not Applicable.

(13)		Powers of Attorney Note 23

Note 1.	Incorporated by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-91098) dated June 25, 2002.

Note 2.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-118362) dated April 25, 2008.

Note 3.	Incorporated by reference to the Annual Report on Form 10-K of Merrill Lynch Life Insurance Company (File No. 33-26322) dated March 27, 2008.

Note 4.	Incorporated by reference to Form 8-K (File No. 33-26322) dated January 4, 2008.

Note 5.	Incorporated by reference to Form N-4 Registration Statement (File No. 333-91098) dated June 25, 2002.

Note 6.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 33-43773) dated December 10, 1996.

Note 7.	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 33-43773) dated April 28, 1994.

Note 8.	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-91098) dated September 20, 2002.

Note 9.	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-91098) dated April 24, 2006.

Note 10.	Incorporated by reference to Post-Effective Amendment No. 30 to Form N-4 Registration Statement (File No. 33-43773) dated April 17, 2007.

Note 11.	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-91098) dated April 18, 2007.

Note 12.	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-73544) dated April 17, 2007.

Note 13.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-119364) dated April 28, 2008.

Note 14.	Incorporated by reference to Form 8-K (File No. 33-26322) dated August 17, 2007.

Note 15.	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-118362) dated February 22, 2008.

Note 16.	Filed with Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-91098) dated April 29, 2008.

Note 17.	Filed with Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-91098) dated April 28, 2009.

Note 18.	Filed with Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-91098) dated April 23, 2010.

Note 19.	Filed with Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-91098) dated September 30, 2010.

Note 20.	Filed with Post-Effective Amendment No. 14 to Form N-4 Registration Statement (File No. 333-91098) dated April 29, 2012.

Note 21.	Filed with Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 333-91098) dated April 26, 2012.

Note 22.	Incorporated by reference to Post-Effective Amendment No. 36 to Form N-4 Registration Statement (File No. 33-43773) dated September 10, 2012.

Note 23.	Filed with Post-Effective Amendment No. 16 to Form N-4 Registration Statement (File No. 333-91098) dated April 23, 2013.

Note 24.	Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 333-119364) dated April 23, 2010.

Note 25.	Filed herewith.

Item 25. Directors and Officers of the Depositor (Transamerica Advisors Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Thomas A. Swank 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and President

John T. Mallett 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Vice President

Eric J. Martin 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, Vice President, Corporate Controller, Chief Financial Officer and Treasurer

Darin D. Smith 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Assistant Secretary, Managing Assistant General Counsel, and Vice President

Richard Wirth 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, Division General Counsel, Secretary and Senior Vice President

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

44764 Yukon Inc.	Canada	100% Creditor Resources, Inc.	Holding company

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 174,588,712 shares of Common Stock; 1,500 shares of Series II Preferred stock; 2 shares of Series III Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.	Holding company

AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor

AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans

AEGON Core Mortgage Fund, LP	Delaware	Partners: AEGON USA Realty Advisors, LLC (99%); AEGON-CMF GP, LLC (1%)	Investment in mortgages

AEGON Direct & Affinity Marketing Services Australia Pty Limited	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct & Affinity Marketing Services Co., Ltd.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct & Affinity Marketing Services (Thailand) Limited	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (91.2389%) ; Monumental Life Insurance Company (8.7611%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services

AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing

ARV Pacific Villas, A California Limited Partnership	California	Partners: Transamerica Affordable housing - 0.05% General Partner; non-AEGON affiliate, Jamboree Housing Corporation - 0.05% Managing General Partner; Transamerica Life Insurance Company - 67% Limited Partner; Monumental Life Insurance Company - 32% Limited Partner	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.

Asia Investment Holding Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Monumental Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose

Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments

Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company

Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company

Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance

CRI Canada Ltd.	Canada	44764 Yukon Inc. owns all preferred shares of stock; various non-AEGON entities/investors own comon shares of stock	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments

Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership

FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production

FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments

Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Invesments

Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Brank and Trust Company (18.1714%)	Investments

Garnet LIHTC Fund XXVIII, LLC	Delaware	Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)	Real estate investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments

Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments

Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments

Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments

Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments

Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXXVIII, LLC	Delaware	Sole Member - Garnet Community Investments XXXVIII, LLC	Investments

Garnet LIHTC Fund XXXIX, LLC	Delaware	Sole Member - Garnet Community Investments XXXIX, LLC	Investments

Garnet LIHTC Fund XL, LLC	Delaware	Sole Member - Garnet Community Investments XL, LLC	Investments

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company

Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Imani Fe, LP	California	Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)	Affordable housing

Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment

LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company

Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company

McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Monumental Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund

MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies

Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Viriginia for United Financial Services, Inc.

Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator

Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance

Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAHP Fund I, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments

TAHP Fund II, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	100% AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.

TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company

Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants Private Limited	India	99.95% AEGON DMS Holding B.V.; non-AEGON affiliate, Keshav Sunderraj owns .05%	Marketing consultant

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor

Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions Corporation	Broker/Dealer

Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments

Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.

Transamerica Retirement Advisors, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Investment advisor

Transamerica Retirement Insurance Agency, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Conduct business as an insurance agency.

Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement plan services.

Transamerica Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments

Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (82.35%); Monumental Life Insurance Company (16.16%); Transamerica Financial Life Insurance Company (1.49%) Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27. Number of Contracts

The number of Contracts in force as of February 28, 2014 was 4,064.

Item 28. Indemnification

The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

Amended And Restated By-Laws Of Transamerica Advisors Life Insurance Company, Article VI

Sections 1, 2, 3 And 4 — Indemnification Of Directors, Officers, Employees And Incorporators

Section 1. Actions Other Than By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2. Actions By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

Section 3. Right To Indemnification. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 4. Determination Of Right To Indemnification. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Other Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

David W. Hopewell	(1)	Director

David R. Paulsen	(2)	Director, Chief Executive Officer and Chief Sales Officer

Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Erin K. Burke	(1)	Assistant Secretary

Amy Angle	(3)	Assistant Vice President

Elizabeth Belanger	(4)	Assistant Vice President

Dennis P. Gallagher	(5)	Assistant Vice President

Brenda L. Smith	(5)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Lisa Wachendorf	(1)	Assistant Vice President

Arthur D. Woods	(5)	Assistant Vice President

Carrie N. Powicki	(2)	Secretary

Jeffrey T. McGlaun	(3)	Assistant Treasurer

C. Michael Van Katwijk	(3)	Treasurer

Wesley J. Hodgson	(2)	Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)	100 Light Street, Floor B1, Baltimore, MD 21202
(4)	440 Mamaroneck Avenue, Harrison, NY 10528
(5)	570 Carillon Parkway, St. Petersburg, FL 33716

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$615,123	0	0	0

(1)	Fiscal Year 2013

Item 30. Location of Accounts and Records

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Manager Regulatory Filing Unit, Transamerica Advisors Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings and Representations

(a) Registrant undertakes to file a post-effective amendment to the Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communications affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Transamerica Advisors Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Advisors Life Insurance Company.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 18th day of April, 2014.

MERRILL LYNCH LIFE VARIABLE
ANNUITY SEPARATE ACCOUNT D

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
Depositor

*
Thomas A. Swank
President and Director

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures	Title	Date

*	Director and President	,
Thomas A. Swank		2014

*	Director and Vice President	,
John T. Mallett		2014

*	Director, Vice President,	,
Eric J. Martin	Corporate Controller, Chief	2014
	Financial Officer and Treasurer

*	Director, Senior Vice President,	,
Richard Wirth	Secretary and Division General Counsel	2014

/s/ Darin D. Smith	Vice President, Managing	April 18, 2014
Darin D. Smith	Assistant General Counsel and
	Assistant Secretary

*	By: Darin D. Smith - Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

Registration No.

333-91098

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No. *

8(e)(1)	Amendment No. 6 to Participation Agreement (BlackRock)

8(f)(1)	Amendment No. 3 to Participation Agreement (AIM Equity)

8(g)(2)	Amendment No. 2 to Participation Agreement (AIM Group)

8(i)(2)	Amendment No. 4 to Participation Agreement (American Century)

8(j)(2)	Amendment No. 3 to Participation Agreement (American Funds)

8(k)(2)	Amendment No. 3 to Participation Agreement (Davis)

8(k)(3)	Amendment No. 4 to Participation Agreement (Davis)

8(m)(2)	Amendment No. 4 to Participation Agreement (Fidelity)

8(p)(2)	Amendment No. 3 to Participation Agreement (Oppenheimer)

8(q)(1)	Amendment No. 1 to Participation Agreement (PIMCO)

8(r)(1)	Amendment No. 1 to Participation Agreement (Putnam)

8(mm)(2)	Amendment No. 4 to Participation Agreement (AllianceBernstein)

8(jjj)(1)	Schedule A Revision to Participation Agreement (TST)

9	Opinion and Consent of Counsel

10	Consent of Independent Registered Public Accounting Firm

*	Page numbers included only in manually executed original.